CIGNA Funds Group

                            Balanced Fund (sub-advised by Wellington Management)

                                            Large Cap Growth/Morgan Stanley Fund

                                        Large Cap Value/John A. Levin & Co. Fund

                                                           S&P 500(R) Index Fund

                                               Small Cap Growth/TimesSquare Fund

                                                  Small Cap Value/Berger(R) Fund

                                        International Blend/Bank of Ireland Fund

                                                 TimesSquare Core Plus Bond Fund



                                                               Semiannual Report
                                                                   June 30, 2002

Dear Shareholders,

Our report for the six months ended June 30, 2002 follows.

The Economy

The rate of economic growth decelerated during the second quarter from the pace of the previous quarter. Despite this slowdown, underlying fundamental trends point to continued sustained economic growth for the remainder of this year and for all of 2003. Economic expansions rarely proceed at a constant speed, but rather experience alternating periods of acceleration and deceleration on a quarter-to-quarter basis.

Although the pace of growth was below expectation, the quality of growth was excellent, as reflected in low rates of inflation, spectacular growth in labor productivity and continued improvements in corporate profitability.

Following six consecutive quarters of decline, corporate operating profits rose during the second quarter. More encouraging, dividends paid by companies in the S&P 500(R) Index rose by 8.5%, the biggest quarterly increase in many years. Corporate balance sheets also continued to improve, albeit at a moderate pace, and the banking system appears strong. On balance, the U.S. economy remains on a gradually improving track and the prospects for continued healthy economic expansion look promising.

Financial Market Review

Despite favorable prospects for economic growth, global financial markets performed very poorly during the six months ended June 30, 2002, with virtually all major equity market indexes in negative territory. The NASDAQ Composite Index declined by 24.96%, reflecting the weakness in the technology and telecommunications sectors, while the Dow Jones Industrial Average lost a much smaller 6.90%, as a result of the relative strength in "old economy" industrials. The S&P 500(R) Index registered a decline of 13.16%.

Conversely, fixed income markets registered solid gains for the first six months of the year, with the Lehman Brothers Aggregate Bond Index rising 3.79%. Long-term U.S. Treasury bonds performed even better, with a total return of 4.30%. High-grade corporate bonds lagged the overall Index, with a total return of 2.63%, while high yield (speculative-grade) corporate bonds followed the downward movement of equity markets.

Evidence of continued economic recovery was totally overwhelmed by a seemingly endless stream of negative news from the Middle East, on the terrorist front, and in the area of corporate governance, causing investors to become extremely risk averse. In particular, widespread revelations of corporate scandals, corruption, and fraud continued to severely undermine investor confidence, resulting in a growing disillusionment with equities and a flight to safety in high quality bonds. Over the past 5-year period, high-grade bonds have significantly outperformed large cap equities, with an annualized total return of 7.57%, as measured by the Lehman Brothers Aggregate Bond Index. This result compares with the 3.66% total return of the S&P 500(R) Index over the same period.

Outlook for the Economy

The primary risks to our economic forecast of sustained economic growth during the 2002-2003 period do not lie within the internal dynamics of the traditional business cycle, but rather are related to the behavior of critical asset markets, namely: (a) the domestic equity market, (b) the residential real estate market, (c) the foreign exchange market, and (d) the world energy markets. With one major exception, these markets have all been well-behaved, and have not yet posed a threat to the economic recovery. The decline in the dollar has been moderate and orderly; home prices continue to rise at a moderately rapid rate, providing an important support to consumer spending; and per-barrel crude oil prices have fluctuated in a narrow band in the mid-$20s. However, the recent plunge in the equity markets has been extraordinary, to the point where the equity market losses now represent a legitimate risk to the economic recovery.

Numerous expansionary forces remain in place that will more than offset the contractionary effects of declining equity markets. These include the already mentioned steady rise in home values; the highly accommodative monetary policy conducted by the Federal Reserve (Fed), accompanied by extremely stimulative Government fiscal policy; the decline in the U.S. dollar; the steady growth in incomes, both household and corporate; and the extremely depressed levels of business inventories, providing a boost to manufacturing activity in future quarters. Finally, it is safe to assume that any indications of profound economic weakness stemming from the equity market sell-off will elicit an immediate policy response from Government authorities. The bottom line is that it seems likely that the recent sharp decline in the equity market will temporarily reduce the rate of economic growth over the next several quarters, but is unlikely to push the economy back into recession.

Specifically, our forecast assumes that inflation will remain stable at 2% during the next 12 months, followed by a moderate acceleration later in 2003. We expect corporate operating profits to increase by 20% to 25% during the current year, followed by another 10% to 15% gain in 2003. Finally, while labor markets have stabilized and the unemployment rate is near its cyclical peak, robust gains in employment are not likely until later this year and during 2003. Employment is a lagging indicator, because businesses typically do not begin to increase payrolls until both final demand and corporate profits are firmly on a recovery path.

Financial Market Outlook

There has been widespread discussion by market analysts and the financial press regarding an imminent major market bottom and mention of the word "capitulation." While it is true that many of the classical signs of a major market bottom have appeared (measures of sentiment, volatility, and trading volume), suggesting that a state of investor capitulation or despair exists, the fact is that it is not possible to predict short-term stock market movements. However, the thesis of some market technicians that the market may soon begin a prolonged and volatile bottoming process before embarking on a more durable advance does seem plausible, but that is only one of many hypothetical trading scenarios.

Regardless, the recent plunge in stock prices, combined with the rising trend in corporate earnings and declining Government bond yields, has had the effect of improving equity valuations significantly, as the P/E ratio for the S&P 500(R) Index has declined to only 17 times estimated 2002 operating EPS, and 15 times EPS estimates for 2003, the lowest earnings multiples in many years. These valuations appear quite reasonable in an environment of 1% to 2% inflation, 1.75% money market yields, a 4.50% yield to maturity on 10-year Government bonds, and a steady rise in corporate earnings, cash flow, and dividends.

Another way of assessing the current valuation of the equity market in a longer-term context is to attempt to measure how the market is currently priced in a prospective rate of return context. Some market analysts believe that the equity market will trade sideways for a full decade (2000-2010); in other words, not returning to its March 2000 peak until March 2010. It is a simple mathematical exercise to calculate the rate of return for the S&P 500(R)
Index under that particular market scenario. Under this scenario, from a level of 852.84 on the Index (July 26, 2002 closing price), a long-term buy-and-hold investor would realize a total return of approximately 10% compounded annually for the holding period through March 2010, consisting of 8% annualized capital appreciation and a dividend return of 2%. This rate of return would compare favorably against the 4.50% yield to maturity on 10-year Treasuries and the approximately 6% total return on high-grade corporate bonds. This is not a prediction, of course, but rather offered as a framework within which investors can place the current level of stock prices in a longer-term perspective on a long-term buy-and-hold basis. Obviously, a return to the 2000 market peak later than 2010 would produce a lower annualized rate of return, while a sooner return would produce a higher annual total return.

The Government bond market in recent months has benefited from two powerful forces that do not appear to be sustainable:

o Fed policy keeping official short-term interest rates at 40-year lows; and

o Heightened investor fears relating to terrorism, geopolitical instability, and widespread corporate corruption causing Government bonds to be favored as a "safe haven."

The result is that Government bond yields remain at artificially low levels. Improving economic and geopolitical conditions, a sharp deterioration in federal budget finances from surplus to deficit, a declining trend in the U.S. dollar, a moderate uptick in inflationary expectations, and a less accommodative monetary policy should all result in rising market yields on Government bonds during the next 12 to 18 months.

The principal financial market implication of our economic outlook is that economically leveraged/pro-growth financial assets should outperform defensive asset groups. This implies that within the fixed income market, corporate bonds should outperform Government bonds.

Within equity markets, economically sensitive sectors and industries - such as materials, capital goods, natural resources, and general industrials - should outperform defensive groups, including consumer staples and health care, and interest-sensitive groups, such as utilities and financials. Small- and mid cap equities are also likely to continue to outperform the large capitalization S&P 500(R) Index, with small- and mid cap growth managers performing best.

It is also likely that non-dollar debt and equity markets will outperform those in the U.S. Many foreign equity markets should benefit from more attractive valuations relative to the U.S. equity market, improving structural economic and political trends and a sustained weakness in the U.S. dollar. Non-dollar bond markets are expected to benefit from the currency effect and more attractive valuations - and in the case of Europe, more restrictive monetary and fiscal policies. Finally, emerging market debt and emerging market equities, particularly Emerging Asian equities, will likely perform well in an environment of synchronized global economic recovery and abundant liquidity conditions.

Risks to the Forecast

While a traditional business cycle expansion appears to be unfolding on schedule, our forecast is subject to several significant risks. As a generalization, our principal concerns fall under the broad category of "event risk" rather than risk that is primarily economic in nature. These include geopolitical risks, mainly in the Middle East; terrorism and the heightened level of threats to homeland security; and corporate governance, with the risk of continued revelations of corruption and scandals within corporate America.

Another category of risks relates to the behavior of critical asset markets and their potential feedback effects on economic activity. These include continued erosion in the equity market, a sudden and unexpected softness in housing prices, a spike in energy prices, and a precipitous and disorderly decline in the value of the U.S. dollar in foreign exchange markets. Each of these occurrences would have a negative effect on confidence, and could significantly depress consumer and business expenditures.

A final set of risks relates to politics and Government policy mistakes - the most worrisome in the areas of regulation and trade and protectionism. We are also concerned about a general populist backlash against globalization and free market capitalism, factors that have contributed immensely to the economic progress of the past two decades.

On balance, the general risk to our forecast is on the downside and would involve a more sluggish economic recovery than we currently envision, accompanied by a weaker rebound in corporate profits, and accordingly, continued heightened financial risk. The capital market implications would be continued strength in defensive assets such as Government bonds, and continued weakness in corporate securities, both equities and debt.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
Chairman of the Board and President

CIGNA Funds Group Funds Table of Contents

To assist you in using this report to shareholders, listed below is a Table of Contents and description of the various sections.

                                                    Fund    Schedule of
Fund                                             Summary    Investments
  Balanced Fund (sub-advised by
  Wellington Management)                            6               22
--------------------------------------------        -               --
  Large Cap Growth/Morgan Stanley Fund              8               25
--------------------------------------------        -               --
  Large Cap Value/John A. Levin & Co. Fund         10               27
--------------------------------------------       --               --
  S&P 500(R) Index Fund                            12               29
--------------------------------------------       --               --
  Small Cap Growth/TimesSquare Fund                14               36
--------------------------------------------       --               --
  Small Cap Value/Berger(R) Fund                   16               38
--------------------------------------------       --               --
  International Blend/Bank of Ireland Fund         18               40
--------------------------------------------       --               --
  TimesSquare Core Plus Bond Fund                  20               42
--------------------------------------------       --               --


FUND SUMMARIES                                                               6

A summary of each Fund's performance record and portfolio composition, and commentary from the Fund's investment manager.

SCHEDULES OF INVESTMENTS                                                    22

A listing of securities in each Fund's portfolio as of June 30, 2002.

STATEMENTS OF ASSETS AND LIABILITIES                                        45

A "balance sheet" of a Fund as of the last day of the fiscal period. It includes the Fund's Class-level Net Asset Values (NAVs) per share by dividing the Fund's Class-level net assets (assets minus liabilities) by the number of Class-level shares outstanding.

STATEMENTS OF OPERATIONS                                                    46

These statements list each Fund's income, expenses, and gains and losses on securities and currency transactions, and appreciation or depreciation from portfolio holdings.

STATEMENTS OF CHANGES IN NET ASSETS                                         47

These statements report the increase or decrease in each Fund's net assets during the reporting period. Changes in net assets may be due to a variety of factors, including investment operations, dividends, distributions and capital share transactions.

FINANCIAL HIGHLIGHTS                                                        49

For each Fund's share class outstanding, there is a table showing a per-share breakdown of the factors that affect a Fund's NAV for the current and past reporting periods. In addition, total return, asset size, expense and income ratios and portfolio turnover rate are shown for each Fund class.

NOTES TO FINANCIAL STATEMENTS                                               55

The notes to financial statements include a description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

Balanced Fund (sub-advised by Wellington Management)

JUNE 30, 2002

FUND SUMMARY

OBJECTIVE AND STRATEGY
Seeks a high total return through capital appreciation and current income by investing principally in equity and fixed income securities.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                   $13.1 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                             154

INVESTMENT MANAGER                                     Wellington Management LLP

FUND PROFILE
JUNE 30, 2002 (Unaudited)

  Ten Largest Positions                             % of Net Assets
-------------------------------------------------   -----------------
    Ginnie Mae                                       9.7%
-------------------------------------------------   ----
    U.S. Treasury                                    3.7
-------------------------------------------------   ----
    Fannie Mae                                       3.7
-------------------------------------------------   ----
    Freddie Mac                                      3.6
-------------------------------------------------   ----
    Exxon Mobil Corp.                                3.0
-------------------------------------------------   ----
    Kimberly-Clark Corp.                             2.5
-------------------------------------------------   ----
    The Hartford Financial Services Group, Inc.      2.4
-------------------------------------------------   ----
    Citigroup, Inc.                                  2.2
-------------------------------------------------   ----
    Alcoa, Inc.                                      2.2
-------------------------------------------------   ----
    Wells Fargo & Co.                                2.1
-------------------------------------------------   ----
  Ten Largest Sectors                               % of Net Assets
-------------------------------------------------   -----------------
    Financial                                       23.7%
-------------------------------------------------   ----
    U.S Government & Agencies                       16.0
-------------------------------------------------   ----
    Oil & Gas                                        8.2
-------------------------------------------------   ----
    Consumer Products                                7.8
-------------------------------------------------   ----
    Retail                                           7.3
-------------------------------------------------   ----
    Manufacturing                                    6.6
-------------------------------------------------   ----
    Entertainment & Communications                   6.2
-------------------------------------------------   ----
    Medical                                          4.4
-------------------------------------------------   ----
    Utilities                                        3.3
-------------------------------------------------   ----
    Insurance                                        2.2
-------------------------------------------------   ----
  Fund Composition                                  % of Net Assets
-------------------------------------------------   -----------------
    Bonds                                             38%
-------------------------------------------------   ----
    Common stocks                                     60
-------------------------------------------------   ----
    Short-term investments                             2
-------------------------------------------------   ----

PORTFOLIO MANAGER COMMENTARY

Economic data indicate that a modest recovery is underway, evident by a pick-up in manufacturing activity, increasing industrial production and continued, steady consumer spending. However, despite this favorable backdrop, the S&P 500(R) Index fell 13.16% in the first half of this year, as fragile investor confidence was shaken by a steady stream of corporate accounting scandals, continued concerns about global terrorism, and ongoing turmoil in the Middle East. This was the worst first-half decline since the S&P 500(R)
Index dropped 21% in the first six months of 1970.

The decline in investor confidence, which caused extreme pressure on equity markets, also led to strong demand for the relative safety of fixed income assets. The mortgage-backed sector continued to perform well in the period, driven by market participants who preferred the safety of Government-guaranteed, AAA-rated mortgages to the credit-specific risk inherent in corporate bonds. As such, the roller-coaster ride for investment-grade corporate bond investors continued in the second quarter, as April's weakness was largely reversed in May before June's accounting scandals led to an avalanche of earnings revisions. This caused the corporate bond market to weaken sharply once again.

Although the stock market is exhibiting unprecedented weakness for an economic recovery, we expect that a moderate, but sustainable, U.S. economic recovery will unfold during the next 12 months. Two key ingredients leading to this rebound are the inventory cycle and the lower U.S. dollar, which has been weakening for some time. We believe this will have favorable implications for industrial activity and U.S. multinationals' profits. In turn, this should drive a new capital spending cycle. Major threats to our encouraging outlook would be further severe broad equity declines, deflation, or a dollar crisis. We believe that the global recovery should mitigate substantial further declines in financial assets or prices.

As confidence in corporate accountability recovers, interest rates should eventually move higher, though most likely not before September. Consequently, in the fixed income portion of the Fund, we are targeting duration slightly shorter than that of the index. We continue to be underweight Treasury and Agency securities, with overweights in higher yielding, non-Treasury sectors, such as mortgage-backed securities and out-of-favor corporate issuers, especially those where our credit research analysts have both strong conviction and comfort. In addition, we are reducing our holdings of higher quality corporate bonds, some whose "defensive" benefits now provide little additional yield advantage, if any at all, over AAA-rated agency and commercial mortgage-backed securities.

During the first quarter, we did not believe the equity market had fully priced in the coming recovery. Therefore, we were trimming or eliminating some of the "safer," stable demand companies that were achieving or approaching fuller valuations, in order to increase or establish positions in companies with more sensitivity to the economic recovery. Examples of companies that reflected a bias toward such a recovery include Weyerhauser, Dow Chemical, and Dupont, and special situations, such as Tyco International. These purchases were funded by the sale of shares in companies with more stable demand characteristics, such as Tenet Healthcare, Southern Company, and Pinnacle West.

The Fund's equity purchases and sales for the second quarter reflected individual situations more than a shift in strategic thinking or overall themes. We sold shares in companies whose prices had reached their targets or whose fundamentals had worsened materially. We used those proceeds to purchase shares of companies that we believe will benefit from a global economic recovery or a weaker dollar. These names included McDonald's, Micron Technology, AutoNation, AT&T, AOL Time Warner, and Southwest Airlines.

PERFORMANCE

Returns for the six months ended June 30, 2002 were:

Institutional Class                                                    -4.34%
Premier Class                                                          -4.45
Retail Class                                                           -4.56
S&P 500(R) Index                                                      -13.16
Balanced Composite
 (60% Russell 1000/40% Lehman Brothers Aggregate Bond)                 -6.31

Large Cap Growth/Morgan Stanley Fund

JUNE 30, 2002

FUND SUMMARY

OBJECTIVE AND STRATEGY

Seeks long-term capital appreciation by investing principally in equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong or accelerating earnings growth.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                   $10.2 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              90

INVESTMENT MANAGER                                     Morgan Stanley Investment
                                                                 Management Inc.

FUND PROFILE
JUNE 30, 2002 (Unaudited)

  Ten Largest Positions                    % of Net Assets
----------------------------------------   -----------------
    General Electric Co.                    6.3%
----------------------------------------   ----
    Microsoft Corp.                         5.5
----------------------------------------   ----
    Pfizer, Inc.                            4.3
----------------------------------------   ----
    Freddie Mac                             4.2
----------------------------------------   ----
    Citigroup, Inc.                         3.3
----------------------------------------   ----
    Wal-Mart Stores, Inc.                   3.0
----------------------------------------   ----
    Home Depot, Inc.                        2.9
----------------------------------------   ----
    Intel Corp.                             2.7
----------------------------------------   ----
    Johnson & Johnson                       2.2
----------------------------------------   ----
    American International Group, Inc.      2.2
----------------------------------------   ----
  Ten Largest Sectors                      % of Net Assets
----------------------------------------   -----------------
    Technology                             16.2%
----------------------------------------   ----
    Financial                              13.8
----------------------------------------   ----
    Retail                                 11.7
----------------------------------------   ----
    Pharmaceuticals                        11.6
----------------------------------------   ----
    Health Care                             6.5
----------------------------------------   ----
    Diversified                             6.3
----------------------------------------   ----
    Media                                   3.9
----------------------------------------   ----
    Food & Beverages                        3.7
----------------------------------------   ----
    Consumer Products                       3.3
----------------------------------------   ----
    Energy                                  3.2
----------------------------------------   ----
  Fund Composition                         % of Net Assets
----------------------------------------   -----------------
    Common stocks                            94%
----------------------------------------   ----
    Short-term investments                    6
----------------------------------------   ----

PORTFOLIO MANAGER COMMENTARY

Led by cyclical and consumer stocks, domestic equity markets advanced slightly during the first quarter, marking the first instance of consecutive quarterly gains since 4Q1999-1Q2000. However, the modestly positive broad market returns masked intense fluctuations in investor sentiment. The New Year began on a strong note, as investors were hopeful about the prospects for economic recovery. This surge of optimism was tempered, though, due in part to concerns about valuations that had gotten ahead of underlying business momentum, and the inability of many companies to offer positive forward guidance. In addition, there was a ripple effect from the steady stream of negative news about Enron. Concerns about accounting irregularities and potential bankruptcies spooked the overall market, as investors were reluctant to own companies with accounting practices that appeared to be even remotely questionable or complex. However, market sentiment appeared to improve during the latter part of the quarter, owing to an increasing number of positive economic data points. This was underscored by the Federal Reserve's (Fed's) declaration for the first time since November 2000 that the risks between economic weakness and inflation were balanced. Nevertheless, investors seemed to end the first quarter on a note of caution, amid concerns about the upcoming corporate earnings season, possible interest rate increases, and the potential for escalating violence in the Middle East.

Domestic equities endured a very difficult second quarter, as a number of market indexes approached or fell below their September 21, 2001 lows. Growth stocks were particularly hard hit across the capitalization spectrum in the traditional growth areas of technology, biotechnology and telecommunication services. Accounting concerns remained at the forefront of investors' minds, amid a number of headline-making scandals and bankruptcies, which culminated with the news of massive accounting fraud reported by WorldCom. In addition, weak corporate profits, earnings warnings, and a lack of encouraging forward guidance contributed to market pessimism, as did investor concerns about geopolitical conflict overseas and fears of terrorist threats domestically. Inflation remained "remarkably quiescent" according to Alan Greenspan, and the Fed opted to leave interest rates unchanged. Nevertheless, market sentiment and investor confidence appeared to be quite negative at second quarter end.

In the first quarter, both stock selection and sector allocation contributed to the Fund's underperformance versus the S&P 500(R) Index. During the first quarter, we selectively increased the beta of the portfolio on continued signs of economic recovery, while remaining in high quality names that should benefit from a pickup. While Tyco was eliminated during January, the overweight relative to the Index and the decline in the price of the stock in reaction to Enron fears, coupled with the compa-ny's intent to break itself up, adversely affected the portfolio. With the elimination of Tyco, industrials were reduced to average the market weight, and the remaining stocks in the sector performed well. We added to General Electric, on weakness - as the stock was hurt by accounting and disclosure fears and concerns about a slowdown in the power systems business, which has been a significant contributor to growth in recent years.

During the second quarter, the portfolio lagged the S&P 500(R) Index, primarily due to sector allocation, as stock selection exceeded the Index across roughly 60% of the portfolio. Detractors included an overweight in technology, and stock selection in financials and energy, both of which were underweight the Index. While stock selection was ahead of the Index in technology, it was still the weakest segment of the Index and the portfolio. Within technology, we have maintained the strategy of overweighting the largest, most dominant companies within the respective space, including Intel, Microsoft and Cisco. While these names all declined in the quarter, for the most part, the larger cap names did not suffer nearly as much as mid- and small cap names in the same industries. Intuit was a particularly strong performer, as the company benefited from divesting its mortgage business, a positive event, as it was dilutive to growth.

At the margin, we increased the cyclicality in the names held in technology. We view financials as a barometer of economic health, and weakness in the sector was reflective of concerns about the economy. We increased our exposure to stable growth names such as Citibank and The Bank of New York. Citigroup was hurt by Latin American exposure concerns and exposure to troubled names, such as Adelphia and WorldCom. In our view, these exposures are not material, given the diversity of Citigroup's business model. The stock is priced as if the market expects no growth. We trimmed and added to Fifth Third Bank on valuation strength and subsequent weakness. We added Charter One, an upstate New York bank that is adding depositors at a rapid rate at the expense of the larger regional players. Anticipating another refinancing wave on lower interest rates, we increased Freddie Mac and American Express as a safe way to gain exposure to the consumer. Energy exposure was focused within oil services, which we view as a hedge against the possibility of war. We favor Anadarko for its domestic reserves in the scenario, and believe the stock bottomed in the second quarter.

Stock selection was also favorable relative to the Index in health care, industrials, telecom and utilities. Exposure to biotech was reduced, as we see no positive near-term catalysts for the group and the group is lagging. The overweight in large cap pharmaceuticals was reduced to roughly a market weight. The group continues to be hurt on individual blow-ups, such as Abbott Labs having continued FDA approval problems with factory conditions. We view the group as cheaply priced in light of earnings potential when compared to other segments, such as technology. The portfolio benefited from exposure to health care services, and strong performance in names such as HCA, Amerisource Bergen and Quest Diagnostics. The defense names we owned within industrials performed well, including General Dynamics and Raytheon, offsetting some of the weakness in General Electric. General Electric continued to be hurt by accounting fears, despite a strong and well-diversified business model. We again added to GE on weakness. Underweights and stock selection in telecomm and utilities were beneficial. Within telecom, we own Verizon and SBC, names we believe will withstand the shakeout in the industry, which could last as long as three years.

The current spate of disclosure disasters is leading to a purge that ultimately will be healthy for the markets, in our view. There has to be a time when the bad news stops so that investors can regain confidence in the integrity and competency of company management teams. In the interim, there is massive multiple compression and almost a witch hunt mentality. On the other hand, the economy is starting to grow, and while recoveries do not occur in a straight line, we do believe that the recovery will, at some point, take hold. We remain invested in a mix of stable and cyclical growth companies and focused on intense fundamental research.

PERFORMANCE

Returns for the six months ended June 30, 2002 were:

Institutional Class                                                    -17.61%
Premier Class                                                          -17.68
Retail Class                                                           -17.77
S&P 500(R) Index                                                       -13.16
Russell 1000 Growth Index                                              -20.78

Large Cap Value/John A. Levin & Co. Fund

JUNE 30, 2002

FUND SUMMARY

OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common stocks of large U.S. companies with a market capitalization above $5 billion deemed, at the time of purchase, to be undervalued relative to their present and/or future prospects and after the stocks have declined from recent highs.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                   $16.0 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              55

INVESTMENT MANAGER                                     John A. Levin & Co., Inc.

FUND PROFILE
JUNE 30, 2002 (Unaudited)

  Ten Largest Positions                                   % of Net Assets
--------------------------------------------------------- -----------------
    Bristol-Myers Squibb Co.                               3.6%
--------------------------------------------------------- ----
    El Paso Corp.                                          3.6
--------------------------------------------------------- ----
    UnumProvident Corp.                                    3.3
--------------------------------------------------------- ----
    Burlington Resources, Inc.                             3.0
--------------------------------------------------------- ----
    Koninklijke (Royal) Philips Electronics Corp. (ADR)    2.9
--------------------------------------------------------- ----
    Aon Corp.                                              2.8
--------------------------------------------------------- ----
    Constellation Energy Group, Inc.                       2.7
--------------------------------------------------------- ----
    Tyco International Ltd.                                2.5
--------------------------------------------------------- ----
    BellSouth Corp.                                        2.2
--------------------------------------------------------- ----
    du Pont (E.I.) De Nemours & Co.                        2.1
--------------------------------------------------------- ----
  Ten Largest Sectors                                     % of Net Assets
--------------------------------------------------------- -----------------
    Financial                                             17.0%
--------------------------------------------------------- ----
    Oil & Gas                                             15.0
--------------------------------------------------------- ----
    Manufacturing                                         12.1
--------------------------------------------------------- ----
    Medical                                                7.9
--------------------------------------------------------- ----
    Consumer Products                                      7.5
--------------------------------------------------------- ----
    Electronics                                            6.9
--------------------------------------------------------- ----
    Computers                                              5.7
--------------------------------------------------------- ----
    Diversified                                            5.3
--------------------------------------------------------- ----
    Communications                                         4.8
--------------------------------------------------------- ----
    Media                                                  2.8
--------------------------------------------------------- ----
  Fund Composition                                        % of Net Assets
--------------------------------------------------------- -----------------
    Common stocks                                           90%
--------------------------------------------------------- ----
    Short-term investments                                  10
--------------------------------------------------------- ----

PORTFOLIO MANAGER COMMENTARY

This year, companies have been severely penalized for a variety of real and perceived problems that have raised investor apprehension levels. All investors recognize that the current investment environment is challenging for a wide range of companies. We believe that the recent declines in our portfolio reflect this reality, and are partly attributable to our stylistic approach to investing that includes holdings that have complex elements of value and an orientation towards buying stocks on weakness. Historically, our contra-momentum strategy has served us well.

In the first six months of this year, however, negative sentiment has accelerated a vicious cycle of value erosion, and the troubled companies that investors have increasingly shunned have yet to recover. This has been particularly true of situations involving accounting questions, legal and regulatory uncertainties and companies with higher levels of debt. We recognize the issues that have shaped the numerous surprises that have occurred in major companies, resulting in very significant capital losses. There will undoubtedly be more bad news and further revelations of accounting errors and corporate mismanagement. Still, market sentiment will eventually change.

We believe there are now many compelling opportunities to invest in significantly undervalued companies that offer more upside potential than downside risk. Our general approach is not to sit by passively as stocks that we own weaken. In the current environment, however, we recognized the problems, made assessments about values, and preferring to be contra-momentum, in many cases, have added to positions.

Through careful research - calls and visits with company managements as well as competitors, distributors, suppliers and customers - we have built our information network around each of our companies. We have applied our general analytic framework and reached a judgment that many of our holdings were and are undervalued. Thus far this year, our contra-momentum strategy has not worked. However, we believe it does lay the foundation for a sharp recovery in our holdings - both absolutely and relative to the major indexes, although it remains difficult to pinpoint the exact timing.

This has been a year of big divergences in the market. Some stocks have gone up, while many others have declined, some by significant amounts. Ironically, the magnitude of the disparities that currently exist are reminiscent of the extreme investor preference for technology stocks several years ago, before the bubble burst; investors are now showing an equally extreme fear of troubled companies. We believe that this is a temporal situation that will correct itself once investor confidence returns, because the companies that we hold (some of which have suffered major price dislocations) also have important quantifiable business values that will eventually be realized.

Separate from the specifics of our individual holdings, while the overall market environment has been extremely volatile and challenging this year, market conditions have not been influenced primarily by economics. The U.S. economy now seems like a benign element, as we have seen the first signs of renewed growth.

Investor sentiment has been driven by a myriad of issues during this period that are not really related to the economic recession or the emerging recovery. Starting with the Enron debacle in late 2001, investor focus has increasingly been on company-specific problems, questions about accounting practices, corporate governance, and legal issues, rather than macro factors. These are the issues that have created tremendous spreads in equity valuations, providing, in our opinion, opportunities for strong research organizations. Although our contra-momentum strategy of buying on weakness has hurt our performance so far this year, we believe this will be a passing phase in the market.

PERFORMANCE

Returns for the six months ended June 30, 2002 were:

Institutional Class                                                    -16.60%
Premier Class                                                          -16.73
Retail Class                                                           -16.78
S&P 500(R) Index                                                       -13.16
Russell 1000 Value Index                                                -8.52

S&P 500(R) Index Fund

JUNE 30, 2002

FUND SUMMARY

OBJECTIVE AND STRATEGY
Seeks long-term growth of capital by investing principally in common stocks of companies in the Standard & Poor's 500(R) Composite Stock Price Index.

FUND INCEPTION DATE                                                 07/01/1997 -
                                                             Institutional Class
                                                                    01/21/2000 -
                                                      Premier and Retail Classes

TOTAL NET ASSETS                                                  $159.8 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                             529

INVESTMENT MANAGER                                           TimesSquare Capital
                                                                Management, Inc.

FUND PROFILE
JUNE 30, 2002 (Unaudited)

  Ten Largest Positions                       % of Net Assets
-------------------------------------------   -----------------
    Microsoft Corp.                           3.0%
-------------------------------------------   ----
    General Electric Co.                      2.9
-------------------------------------------   ----
    Exxon Mobil Corp.                         2.8
-------------------------------------------   ----
    Wal-Mart Stores, Inc.                     2.4
-------------------------------------------   ----
    Pfizer, Inc.                              2.2
-------------------------------------------   ----
    Citigroup, Inc.                           2.0
-------------------------------------------   ----
    American International Group, Inc.        1.8
-------------------------------------------   ----
    Johnson & Johnson                         1.6
-------------------------------------------   ----
    Coca-Cola (The) Co.                       1.4
-------------------------------------------   ----
    International Business Machines Corp.     1.2
-------------------------------------------   ----
  Fund Composition                            % of Net Assets
-------------------------------------------   -----------------
    Common stocks                              91%
-------------------------------------------   ----
    Short-term investments*                     9
-------------------------------------------   ----

 *At June 30, 2002, the Fund was long 58 S&P 500(R) futures contracts.

PORTFOLIO MANAGER COMMENTARY

Despite improving economic fundamentals, the markets spent much of the first quarter of 2002 enduring a crisis of confidence, an overhang from the Enron bankruptcy. Questionable accounting practices by telecom companies involving the use of capacity swaps received new scrutiny, reinforced by Global Crossing's bankruptcy in January. Even long-time market darlings were subject to having their weaknesses exposed: Tyco, for lack of transparency from the use of debt to fund acquisitions; and GE, for its reliance on massive short-term financing to maintain favorable debt service fees. Attempts to reassure the markets may have actually kept risk in the headlines. The SEC, in an effort to defuse Andersen's damage to financial reporting, vowed the establishment of an independent oversight board and suggested regulatory separation of auditing and consulting practices. Brokerage research arms and bond rating agencies proposed new methodologies to restore investor confidence in their products. The NASD and New York Stock Exchange jointly proposed new limitations on analysts and their firms regarding ownership, trading and disclosure.

The Federal Reserve's (Fed's) move to a neutral bias and a run-up in oil prices on renewed violence in the Middle East rekindled fears of inflation. Bankruptcies achieved new highs. Potential escalation of the war on terrorism to include Iraq threatened U.S. alliances, with negative implications for foreign U.S. investing and trade restrictions.

The crisis of confidence grew worse in the second quarter. Angered by revelations of high-level corporate improprieties and news of suspect accounting practices at a growing number of major firms, equity investors chose to ignore the economic backdrop of expansionary forces in place. Foreign appetite for U.S. assets slowed measurably, increasing fears of large redeployment of capital abroad, with the euro appreciating nearly 14% against the dollar in response during the period. Continuing violence between Palestinians and Israelis, new threats of biological terrorism, and a slowing in economic growth from first quarter levels added further roadblocks for equity investors.

High-profile improprieties and corporate failures weighed heavily on the equity markets through the first two months of the first quarter, taking the S&P 500(R) down over 3% through February. By March, however, accumulating evidence of growth had recaptured investor sentiment and the S&P 500(R) large cap index was able to recover lost ground and post a modest 0.28% return for the quarter. Nevertheless, growth in earnings from fairly valued stalwarts was preferred to forecast growth on a "pro forma" basis. As a result, value stocks (S&P Barra Value Index, 1.32%) outperformed growth stocks (S&P Growth Index, -0.79%) for the three months. Continuing that theme, the large cap index continued to lag less-pricey mid cap stocks

(S&P Mid Cap Index, 6.72%) and small cap stocks (S&P Small Cap Index, 6.97%) and an equal-weighted S&P 500(R) returned 4.86% during that timeframe.
Despite the advantage offered by stock-picking, the average U.S. diversified mutual fund manager (according to Lipper Analytics) barely beat the Index with a 0.4% return. Materials and Energy, up 11% and 9%, respectively, were the best-performing sectors, although the larger Consumer Staples and Financial sectors contributed most to overall results. Telecom Services and Technology were again the largest detractors.

The S&P 500(R) Index gradually lost 13.40% during the second quarter, the worst quarterly result since 1970. The S&P Barra Value Index (-10.6%) outperformed the Growth Index (-16.3%) for the three-month period ended June 30, and the Mid Cap Index (-9.3%) and Small Cap Index (-6.5%) had moral victories over the S&P 500(R) Index during the same timeframe, continuing a trend. Stock-picking prevailed, as the average U.S. diversified mutual fund manager (as measured by Lipper) beat the S&P 500(R) Index with a -12.21% return. Among industries, homebuilding, managed heath care and housewares were areas of strength, while utilities, software, wireless services and semiconductors were the big losers.

As has been the case for a number of months, low inflation, high productivity, a historically low interest rate environment, expansionary Government programs and policies, and a need for inventory replenishment to meet demand are providing fuel for an acceleration of economic growth. Growth potential has begun to translate into earnings growth and an increase in corporate profits. World political instability, corporate governance issues, and Government regulatory mismanagement will continue to pose threats to a market recovery with the danger of feedback on consumer confidence and spending habits. However, we anticipate this recovery will continue to develop over the course of the year, resolving the current disjoint between an improving economy and stock market performance.

PERFORMANCE

Returns for the six months ended June 30, 2002 were:

Institutional Class                                                   -13.27%
Premier Class                                                         -13.27
Retail Class                                                          -13.45
S&P 500(R) Index                                                      -13.16

Small Cap Growth/TimesSquare Fund

JUNE 30, 2002

FUND SUMMARY

OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common and preferred stocks of U.S. companies with market capitalizations between $50 million and $2 billion, with a focus on growing companies involved in new product development and technological breakthroughs.

FUND INCEPTION DATE                                                   01/21/2000

TOTAL NET ASSETS                                                   $30.9 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              99

INVESTMENT MANAGER                                           TimesSquare Capital
                                                                Management, Inc.

FUND PROFILE
JUNE 30, 2002 (Unaudited)

  Ten Largest Positions                    % of Net Assets
----------------------------------------   -----------------
    Lincare Holdings, Inc.                  2.8%
----------------------------------------   ----
    SCP Pool Corp.                          2.3
----------------------------------------   ----
    The Bisys Group, Inc.                   2.3
----------------------------------------   ----
    Investors Financial Services Corp.      2.2
----------------------------------------   ----
    Alliance Data Systems Corp.             2.1
----------------------------------------   ----
    Markel Corp.                            1.9
----------------------------------------   ----
    Rent A Center, Inc.                     1.8
----------------------------------------   ----
    Education Management Corp.              1.8
----------------------------------------   ----
    DaVita, Inc.                            1.6
----------------------------------------   ----
    Investment Technology Group, Inc.       1.6
----------------------------------------   ----
  Ten Largest Sectors                      % of Net Assets
----------------------------------------   -----------------
    Services                               15.8%
----------------------------------------   ----
    Software                               15.7
----------------------------------------   ----
    Financial                              11.7
----------------------------------------   ----
    Health Care                            10.4
----------------------------------------   ----
    Media                                   4.4
----------------------------------------   ----
    Pharmaceuticals                         4.3
----------------------------------------   ----
    Energy                                  3.0
----------------------------------------   ----
    Biotechnology                           2.8
----------------------------------------   ----
    Retail                                  2.7
----------------------------------------   ----
    Manufacturing                           2.7
----------------------------------------   ----
  Fund Composition                         % of Net Assets
----------------------------------------   -----------------
    Common stocks                          90%
----------------------------------------   ----
    Short-term investments                 11
----------------------------------------   ----
    Other net liabilities                    (1)
----------------------------------------   -----

PORTFOLIO MANAGER COMMENTARY

The markets have just ended their worst first half in 30 years. Following a brief bounce in March, the market declined throughout the second quarter, developing a resistance to the usual doses of medicine for its ailments. The aggressive Federal Reserve (Fed) easing since January 2001 has not helped; the S&P 500(R) is 20% lower as of June 30 than when the Fed began easing. Furthermore, stocks usually rebound when the economy begins to recover. Not so this time - stocks are down nearly 15% since January, when most economists believe the recession ended. Decent economic news was overwhelmed by the unfolding crisis in confidence in corporate America. Fear of terrorism, threat of nuclear war between India and Pakistan, and revelations of corporate fraud all contributed to the downturn.

Results for the first quarter were mixed for the major averages. The small cap indexes outperformed the large cap indexes and value outperformed growth. The Russell 2000 Growth Index increased 8.69% in March and ended the quarter with a -1.96% total return; the Russell 2000 Value Index had a total return of 7.49% in March and 9.58% for the quarter.

In the second quarter, growth stocks were severely impacted by the accounting scandals and the recent downward revisions to third quarter estimates, particularly in the capital spending-related sectors of the economy. Value outperformed growth across all capitalization spectrums, but small cap value was down the least, -2.12%, as measured by the Russell 2000 Value Index. Since the market peaked in March 2000 through June 30, 2002, the Russell 2000 Value Index advanced 37%, while the Russell 2000 Growth Index was down 56%. The gap between small cap value and growth is reminiscent of the gap of early 2000. At that time, growth stocks soared, as value no longer mattered to investors. From August 1998 through February 2000, the Russell 2000 Value Index rose only 13%, while the Growth Index rose 136%. We are optimistic that we are close to the end of the growth stock underperformance cycle, and that the valuation disparities have been corrected.

As has been the case for the past year and a half, overweighting financial services and underweighting technology added significant value. The almost double-weighted Financial Services sector added tremendous value in the first quarter. Holdings in this sector were up 14.4%, ahead of the 8.6% return of the corresponding sector in the benchmark. Many of our holdings are transaction-based businesses that benefit from an improving economy. The overweighted financial data processing services performed well - including Alliance Data Systems, a provider of transaction services, credit services, and marketing services to retail companies. The overweighted brokerage service businesses also added value. This area included Investment Technology Group, which provides equity trading services and transaction research to institutional investors and brokers. Bisys, one of the portfolio's largest holdings - which distributes and administers over 120 families of mutual funds, and provides retirement plan recordkeeping services, information processing, and check imaging solutions to financial institutions - was up another 10% during the period. In the second quarter, though averaging 85% above the benchmark weight in Financial Services added value, the overweighted financial data processors and brokerage services companies declined more than the banks and insurance companies. Bisys held up relatively well, down only 5.5%.

In the first quarter, the continued underweight in the Technology sector added value. Holdings were down slightly more than the benchmark sector; semiconductor stocks held up much better than did software holdings. ASM International, which designs, manufactures and sells equipment and solutions used to produce semiconductor devices or integrated circuits, had an exceptional quarter. In the second quarter, the approximately 60% market weight continued to add tremendous value in Technology, as that sector kept on hemorrhaging. No industry was spared, as both software and hardware did poorly. Software holdings were down about 36% as a group; the underweighted semiconductors were down about 48%. Estimates have been coming down, as the capital spending cycle is not evolving as expected. We are not looking to increase our exposure until the capital spending outlook improves.

The overweighted Consumer Discretionary sector also had an excellent first quarter, returning 11.9% versus 5.4% for the benchmark. Performance was good across the sector, particularly among the overweighted education stocks. Holdings include Education Management, a provider of post-secondary education specializing in design, media arts, culinary arts, and fashion programs; and Corinthian Colleges, a post-secondary education company, focused on career-oriented education with emphasis in the health care, electronics, and information technology fields. The greater-than-triple-weighted commercial services companies also contributed strongly to performance. The group includes Getty Images, an e-commerce provider of visual content and related products and services that reported better- than-expected earnings and margins. The group also included Watson Wyatt, a human resources consultant - more companies turned to it for professional services to help them through the economic slowdown. Tetra Tech, a leading provider of specialized management consulting and technical services in three principal business areas - resource management, infrastructure and communications - was an exception, hurt by negative trends in the communications industry, lowering earnings guidance. SCP Pool, a wholesale distributor of swimming pool supplies, one of the portfolio's largest holdings, tacked on another 15% for the quarter. The company reported record 2001 earnings.

Second quarter results were mixed in the Consumer Discretionary sector, down about 9%. The overweighted commercial services underperformed; in particular, Getty Images, one of the portfolio's largest holdings, was down 27%. The e-commerce provider of visual content, which reported better margins and earnings last quarter, guided the upcoming quarter slightly lower, as the ad market on which they are dependent is improving more slowly than expected. Corinthian Colleges, up 34% as a result of an accretive acquisition, is on track to good earnings growth. The company was among the portfolio's top contributors, and was mostly responsible for education services' very good performance.

In the first quarter, holdings in the Health Care sector added excellent value on a relative basis, greatly outperforming the poorly performing benchmark sector. Underweighting the drugs and biotechs added value, as their sell-off was persistent. With a lack of good product news, money shifted out of these groups into more economically sensitive areas. The service companies fared better than the rest of the sector, especially the health care facilities industry, including Triad Hospitals. In the second quarter, stock selection in the Health Care sector added tremendous value, returning approximately -5.1%, versus -19.8% for the benchmark, helped by the overweighted service companies and by underweighting the poorly performing drugs and biotechs. The health and personal care industry had an excellent quarter, propelled by Lincare, one of the portfolio's largest holdings, up 19%. A provider of oxygen and other respiratory therapy services to patients in the home, Lincare should benefit from some of the changes Congress is considering to Medicare. The health care facilities industry received great contributions from Triad Hospitals, up another 23%; and VCA Antech, an animal health care services company, up 15%.

We remain optimistic that the recovery in economic growth and corporate profitability currently underway will result in higher equity prices over time, but we expect to see continued volatility in the short term until investor confidence is restored.

Our stock selection emphasis remains on market share leadership, earnings visibility, and solid financials. We continue to seek out companies with proprietary products and strong barriers to entry. As always, meeting with management is an important part of the process. Good companies should emerge even stronger as they weather the challenging environment.

PERFORMANCE

Returns for the six months ended June 30, 2002 were:

Institutional Class                                                   -10.00%
Premier Class                                                         -10.03
Retail Class                                                          -10.17
S&P 500(R) Index                                                      -13.16
Russell 2000 Growth Index                                             -17.35
Russell 2000 Index                                                     -4.70

Small Cap Value/Berger(R) Fund

JUNE 30, 2002

FUND SUMMARY

OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common stocks of small U.S. companies with market capitalizations at the time of purchase of less than $1 billion and whose stock prices are believed to be undervalued.

FUND INCEPTION DATE                                                   01/20/2000

TOTAL NET ASSETS                                                   $26.9 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              67

INVESTMENT MANAGER                                                   Berger LLC/
                                              Perkins, Wolf, McDonnell & Company

FUND PROFILE
JUNE 30, 2002 (Unaudited)

  Ten Largest Positions                  % of Net Assets
--------------------------------------   -----------------
    Home Properties of NY, Inc.           3.1%
--------------------------------------   ----
    Briggs & Stratton Corp.               2.6
--------------------------------------   ----
    Standard-Pacific Corp.                2.3
--------------------------------------   ----
    Key Energy Group, Inc.                2.3
--------------------------------------   ----
    Tecumseh Products Co., Class A        2.1
--------------------------------------   ----
    Joy Global, Inc.                      2.1
--------------------------------------   ----
    Wolverine World Wide, Inc.            2.0
--------------------------------------   ----
    Trinity Industries, Inc.              2.0
--------------------------------------   ----
    Dollar Thrifty Automotive             2.0
--------------------------------------   ----
    Seacost Financial Services Corp.      1.9
--------------------------------------   ----
  Ten Largest Sectors                    % of Net Assets
--------------------------------------   -----------------
    Building & Real Estate               20.2%
--------------------------------------   ----
    Electronics                          11.2
--------------------------------------   ----
    Banking                               9.9
--------------------------------------   ----
    Oil & Gas                             8.5
--------------------------------------   ----
    Machinery                             7.4
--------------------------------------   ----
    Diversified/Conglomerate Service      5.2
--------------------------------------   ----
    Health Care                           5.2
--------------------------------------   ----
    Chemicals, Plastic & Rubber           3.9
--------------------------------------   ----
    Textiles & Leather                    3.0
--------------------------------------   ----
    Broadcasting & Entertainment          1.8
--------------------------------------   ----
  Fund Composition                       % of Net Assets
--------------------------------------   -----------------
    Common stocks                          88%
--------------------------------------   ----
    Short-term investments                 12
--------------------------------------   ----

PORTFOLIO MANAGER COMMENTARY

Fear had the upper hand on greed so far this year, and the situation was exacerbated in the last few weeks of the second quarter. In our view, the reasons for the continued decline have been well documented over the past few months: weak capital spending, sluggish corporate profits, unethical accounting practices, geopolitical events, and so on. In our opinion, most of these negative influences are well along their way to running their full course, and should ultimately become more positive. Unfortunately, the threat of terrorism and political unrest will likely be with us for the long term. And it is difficult to know if investors, who have consistently bought stocks over the past decade, will decide to lower their historically high exposure to equities. Thus, the market could enjoy sharp rallies, but may remain in an intermediate-term downtrend. In this difficult market environment, we will keep our focus on seeking long-term value as it surfaces.

We attribute the Fund's relative underperformance in the first six months of the year to its overweighted position in technology companies. We continue to believe that the Fund's technology holdings (what we term "fallen growth" companies) exhibit the best risk/reward characteristics. With the benefit of hindsight, however, it is now clear that our purchases were premature, as the much-anticipated upturn has been delayed.

Technology was one of the weakest sectors in the first quarter. Asyst Technologies, Inc. and Newport Corp. turned in a positive performance, however, reflecting increased semiconductor equipment demand. Although Advanced Digital Information Corp. declined as demand for storage stayed down, we believe the financial strength of the company will allow it to benefit from an anticipated cyclical turn. Wireless infrastructure remains weak and DMC Stratex Networks, Inc. disappointed in the first quarter. We believe the company's balance sheet and products could pull it through the other side of the cycle.

In the second quarter, C-COR.net Corp. and DMC Stratex Networks, Inc. were two of our biggest disappointments within the Fund's technology holdings. C-COR.net is a cable infrastructure company that performed well in the fourth quarter 2001 and first quarter 2002. In the second quarter, however, the stock was punished for the company's Adelphia exposure. DMC's stock retreated rather dramatically during the quarter, we believe as a result of the company's dependence on cellular technology spending. The company recently reconfirmed its earnings guidance, which may indicate a return to more dependable and consistent sales.

Technology wasn't all bad news in the second quarter, though. We were pleased with the performance of HNC Software, Inc. (sold during the period) and semiconductor equipment maker Asyst Technologies, Inc. HNC was acquired early in the quarter by Fair Issacc at a premium, and we eliminated the position on this strength. Asyst didn't have a record-breaking quarter, but was able to post modest price appreciation in spite of what we believe was a somewhat arbitrary sell-off of tech stocks.

For the first quarter in the health care sector, Beverly Enterprises, Inc. and Alpharma, Inc. (sold during the quarter) dragged down Fund performance. Although Beverly Enterprises apparently suffered as a result of Medicare reimbursement concerns, we continue to like the long-term fundamentals of this company and added to the Fund's position on the stock's weakness. Alpharma, however, was eliminated as fundamentals continued to deteriorate.

Generally speaking, the Fund's health care holdings were flat during the second quarter. We spent a great deal of time monitoring the news out of Washington regarding Medicare reimbursements and drug benefits. As a result of that news, we have gradually added to the Fund's positions in rural hospital management companies, such as Province Healthcare Co.

The Fund was underweighted in the consumer sector during the first quarter because we considered consumer spending levels to be uncertain and felt there was less risk in other areas. As a result, the Fund did not participate fully in the sector's strong performance. La-Z-Boy, Inc. and Dollar Thrifty Automotive Group, Inc. both posted good gains. La-Z-Boy had higher reported earnings, and Dollar Thrifty's rental car business rebounded with U.S. travel spending.

The Fund benefited from being underweighted in consumer stocks during the second quarter, as consumer retail stocks generally pulled back. We sold out of retailer Ann Taylor Stores for a significant gain. We also added to the Fund's position in The Children's Place Retail Stores, Inc. Children's stock sunk throughout the quarter, but we believe its fundamentals are still intact, and that it is currently undervalued.

Energy is a small sector for the Fund, but it benefited from gains in the first quarter made by Key Energy Services, Inc. and Pogo Producing Co., apparently attributable to a rebound in commodity prices and investor optimism about prospects for a cyclical upturn. We trimmed the Fund's position in Stone Energy Corp., which disappointed after revising its production outlook downward.

The Fund's energy holdings performed poorly in the second quarter, giving back some of the gains they experienced in the first three months of the year. We believe this downward pressure on the sector as a whole is a result of concerns over near-term softness in commodity prices. The long-term fundamentals of the Fund's holdings remain attractive in our opinion, and we expect to add to positions on further weakness.

Although the Fund is underweighted in financials because we see more attractive risk/reward relationships elsewhere, this sector continues to be the Fund's largest. Winners in the first quarter included Greater Bay Bancorp. and Downey Financial Corp. Both companies corrected on the strength of their balance sheets and franchises after suffering a severe sell-off a year ago as a result of credit concerns and a temporary slowdown in earnings growth.

In the second quarter, while the financial sector remained the largest in the Fund, it was still dramatically underweighted relative to the benchmark. Performance of the Fund's financial holdings has been steady, with gains in many holdings, including Seacoast Financial Services Corp. and Downey Financial Corp. However, because the price/earnings ratios of smaller institutions are high relative to the general market, we have not been adding to the Fund's positions.

We are maintaining a somewhat cautious stance in terms of the Fund's positioning. While the economy appears to be recovering, albeit at a slower pace than many investors had hoped for, the near-term "headline risk" continues to run high. With terrorism warnings, accounting scandals and high-profile corporate misconduct dominating the headlines, we believe the current high market P/E ratio is at risk. In our opinion, earnings growth will most likely not be strong enough to generate a sustainable market rally. Furthermore, although we were net buyers as stocks declined, we are continuing to maintain above-normal cash levels. We still believe the most attractive long-term segment of the market is in small- and mid cap stocks that are selling at below-average valuations of normalized earnings. While our overweighting of the technology sector was clearly premature, we see the most compelling opportunities stemming from this group, and believe our patience will be rewarded over time. It is interesting to note that in recent Index rebalancing, technology weightings in the value component increased. Just as irrational exuberance led to excessive valuations, current market pessimism seems to have created some unusual bargains.

PERFORMANCE

Returns for the six months ended June 30, 2002 were:

Institutional Class                                                     0.82%
Premier Class                                                           0.74
Retail Class                                                            0.66
S&P 500(R) Index                                                      -13.16
Russell 2000 Value Index                                                7.26
Russell 2000 Index                                                     -4.70

International Blend/Bank of Ireland Fund

JUNE 30, 2002

FUND SUMMARY

OBJECTIVE AND STRATEGY
Seeks long-term capital appreciation by investing principally in common stocks of well-established companies located outside the U.S.

FUND INCEPTION DATE                                                   01/24/2000

TOTAL NET ASSETS                                                    $9.8 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                              78

INVESTMENT MANAGER                                         Bank of Ireland Asset
                                                       Management (U.S.) Limited

FUND PROFILE
JUNE 30, 2002 (Unaudited)

  Ten Largest Positions           % of Net Assets
-------------------------------   -----------------
    ING Groep NV                   3.5%
-------------------------------   ----
    Nestle SA                      3.5
-------------------------------   ----
    TotalFinaElf SA                3.5
-------------------------------   ----
    Canon, Inc.                    3.1
-------------------------------   ----
    Barclays PLC                   2.9
-------------------------------   ----
    Aventis SA                     2.9
-------------------------------   ----
    Glaxosmithkline PLC            2.9
-------------------------------   ----
    Swiss Reinsurance              2.7
-------------------------------   ----
    Lloyds TSB Group PLC           2.6
-------------------------------   ----
    Shell Transport & Trading      2.5
-------------------------------   ----
  Ten Largest Countries           % of Net Assets
-------------------------------   -----------------
    United Kingdom                28.3%
-------------------------------   ----
    Japan                         13.5
-------------------------------   ----
    Netherlands                   12.3
-------------------------------   ----
    Switzerland                   12.0
-------------------------------   ----
    France                         9.5
-------------------------------   ----
    Germany                        6.2
-------------------------------   ----
    Italy                          3.4
-------------------------------   ----
    Australia                      3.3
-------------------------------   ----
    Spain                          2.9
-------------------------------   ----
    Hong Kong                      2.3
-------------------------------   ----
  Fund Composition                % of Net Assets
-------------------------------   -----------------
    Common stocks                   97%
-------------------------------   ----
    Short-term investments           3
-------------------------------   ----

PORTFOLIO MANAGER COMMENTARY

Developed equity markets generally remained in positive territory in the first quarter, with 14 of the 23 countries represented in the MSCI (Morgan Stanley Capital International) World Index posting gains for the period. Among developed markets, Singapore was the best-performing for the quarter, with the MSCI Singapore Index increasing by 13.34%. Ireland, on the other hand, was the quarter's worst performer, with the MSCI Ireland Index declining by 16.07%.

Fragile investor confidence prompted a slump in almost all developed equity markets in the second quarter. A series of announcements concerning manipulated financial statements and bankruptcies, mainly in the U.S., undermined investor trust and battered stock prices across the globe. While most of the incidents occurred in America, debt loads, accounting inconsistencies and corporate governance at companies in France, Britain, and other markets came under renewed scrutiny as a result.

The decline in equity markets was mainly led by telecommunications, media, and technology (TMT) companies, although financial stocks also weakened amid fears regarding their exposure to bankrupt and debt-laden companies in the TMT sectors. While investor disdain for the financial practices of some companies has depressed stocks, a volatile geopolitical landscape has also weighed on the markets. Heightened fears of further terrorism aimed at the U.S., the continuing instability in the Middle East, and the recent nuclear-tinged standoff between India and Pakistan have all added to investors' worries.

During the second quarter, the MSCI World Index fell 9.13% in U.S. dollar terms. Among the 23 countries that constitute the MSCI World Index of developed markets, only New Zealand managed to eke out a local currency gain. The weakness of the U.S. dollar, however, was a major story during the quarter, and its decline against a range of currencies enabled eight other markets to register positive returns in U.S. dollar terms.

Among markets that declined by double digits in the second quarter, the U.S. - which fell by 14.25% - was joined by Singapore and the telecom-heavy markets of Finland and Sweden. Emerging markets gave up much of the gains they achieved earlier in the year, as the MSCI Emerging Markets Free Index fell by 8.39% during the quarter. Elsewhere, the MSCI Europe ex-U.K. Index fell 3.56%, as Germany dropped 6.52%; France declined 3.70%; and the Netherlands declined 2.66%.

The MSCI Japan Index advanced by 6.57% in dollar terms in the second quarter, but the dollar's depreciation against the yen masked a 3.63% fall in the Index in local currency terms. A number of Japanese economic figures have been better than expected, with first quarter Gross Domestic Product rising 1.4% on higher exports when the yen had initially weakened earlier in the year.

Elsewhere in the Pacific region during the second quarter, the Australian market, as measured by the relevant MSCI national index, was little changed. The MSCI Hong Kong Index dropped 4.79%.

Within the Fund, telecom stocks contributed the most to the decline, as these companies were knocked by a global loss of investor confidence following the bankruptcy of Global Crossing and the $4 billion accounting shock at WorldCom - neither of which was held by the Fund.

Two of the greatest laggards in the portfolio were Telefonica and Vodafone. The Spanish company's tough markets have been exacerbated by difficulties in South America, with the economic crisis in Argentina and the potential escalation of the Brazilian economy's woes. Support for Telefonica is likely to come from the fact that it has relatively lower debt levels and has enjoyed better cash flow growth than most other European operators. Vodafone has been hurt by worries about the ability of mobile phone companies to generate sufficient revenue from next-generation services, such as 3G, to justify the investments of the last few years. Meanwhile, shares in Finland's Nokia dropped, as the company lowered its estimate for growth in the mobile-phone handset market, partly because of a weaker-than-expected replacement market.

Among the Fund's positive performers were consumer-related and oil companies, as investors generally favored the steadier and more predictable earnings-growth capabilities of these sectors. Unilever, one of the world's leading consumer goods companies, rose as the company achieved its stated growth targets for the first quarter. Shares in ENI, an Italian oil company, increased as it reported that second quarter oil and gas output rose 8%.

Looking forward, the major European economies are likely to show at least modest increases this year; the extent of any additional advance remains dependent on the performance of the U.S., the world's largest economy. Recent concerns regarding the American economy should be put in context; it is likely to be one of the top performers in 2002 and may, as it has in the past, help drive global exports and growth. Fundamental problems still exist in the Japanese economy and the strengthening of the yen threatens to strangle an export-driven upturn there.

Current investor sentiment is at a level that does not bode well for equity markets in the near term. Until the issue of accounting credibility is resolved, markets may struggle to make sustainable gains.

Going forward, it is likely that equity returns will be lower than in recent periods of growth. The financial scandals of the last nine months are likely to keep investor enthusiasm muted in the short term, until it can be shown that these problems are being addressed. The investigations that are taking place should provide some solace in this regard. As markets shake off the valuation excesses that built up during the latter part of the 1990s, we believe that attractive opportunities will emerge as the benefits of the improved economic conditions feed through to corporate earnings. Our preference in the current environment continues to be for quality stocks with strong balance sheets where we can identify real value.

PERFORMANCE

Returns for the six months ended June 30, 2002 were:

Institutional Class                                                    -3.22%
Premier Class                                                          -3.36
Retail Class                                                           -3.37
MSCI EAFE Index (net)                                                  -1.62

TimesSquare Core Plus Bond Fund

JUNE 30, 2002

FUND SUMMARY

OBJECTIVE AND STRATEGY
Seeks a high level of total return by investing principally in fixed income securities.

FUND INCEPTION DATE                                                 12/31/1999 -
                                                             Institutional Class
                                                                    01/21/2000 -
                                                      Premier and Retail Classes

TOTAL NET ASSETS                                                   $96.6 million

NUMBER OF SECURITIES
IN THE PORTFOLIO                                                             134

INVESTMENT MANAGER                                           TimesSquare Capital
                                                                Management, Inc.

FUND PROFILE
JUNE 30, 2002 (Unaudited)

  Ten Largest Positions                     % of Net Assets
-----------------------------------------   -----------------
    Fannie Mae                              28.2%
-----------------------------------------   -----
    U.S. Treasury                           15.0
-----------------------------------------   -----
    Freddie Mac                              9.1
-----------------------------------------   -----
    Financing Corp.                          2.7
-----------------------------------------   -----
    Ginnie Mae                               2.1
-----------------------------------------   -----
    Ford Motor Credit Co.                    1.9
-----------------------------------------   -----
    Lockheed Martin Corp.                    1.7
-----------------------------------------   -----
    Quebec (Province of Canada)              1.6
-----------------------------------------   -----
    Prudential Insurance Co. of America      1.5
-----------------------------------------   -----
    General Motors Acceptance Corp.          1.2
-----------------------------------------   -----
  Ten Largest Sectors                       % of Net Assets
-----------------------------------------   -----------------
    U.S. Government & Agencies              57.0%
-----------------------------------------   -----
    Financial                               13.5
-----------------------------------------   -----
    Entertainment & Communications           5.9
-----------------------------------------   -----
    Industrial                               3.9
-----------------------------------------   -----
    Foreign Government                       2.9
-----------------------------------------   -----
    Transportation                           2.5
-----------------------------------------   -----
    Utilities                                1.9
-----------------------------------------   -----
    Structured Securities                    1.7
-----------------------------------------   -----
    Consumer & Retail                        1.7
-----------------------------------------   -----
    Oil & Gas                                1.4
-----------------------------------------   -----
  Fund Composition                          % of Net Assets
-----------------------------------------   -----------------
    Bonds                                     91%
-----------------------------------------   -----
    Preferred stock                            2
-----------------------------------------   -----
    Short-term investments                     6
-----------------------------------------   -----
    Other assets                               1
-----------------------------------------   -----

PORTFOLIO MANAGER COMMENTARY

During the first quarter, investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index posted a -0.27% return and a positive excess return over duration-matched Treasuries of approximately 0.49%. While corporate bonds outperformed Treasuries, they trailed all other investment-grade fixed income classes except U.S. Agencies. High yield, on the other hand, outperformed both investment-grade corporates and mortgages, producing a respectable 1.68% return for the quarter, as reported by the Lehman Brothers High Yield Bond Index. The Salomon Smith Barney Mortgage Securities Index posted a 1.05% return for the period, and the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) reported a 6.55% return.

For the second quarter, the Lehman Brothers Aggregate Bond Index posted a 3.69% total return. Interest rates also declined rapidly during the three-month period, with the 5-year U.S. Treasury note falling from 4.84% to 4.03%, which benefited U.S. Treasury securities.

Investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted a 2.90% total return for the second quarter, underperforming all other investment-grade asset classes. These results correspond to approximately 30 basis points (bps) of spread widening, most of which occurred in June. Within the Corporate Bond market, sector and credit-specific widening was also significant. Issuers and sectors perceived to be high quality and "safe havens" outperformed the overall market. Those issuers and industry sectors with any hint of impropriety related to accounting integrity, earnings quality, corporate governance issues and potential "hidden leverage" risk suffered dismal results.

The Lehman Brothers Mortgage-Backed Securities Index posted a 3.48% total return for the second quarter and a positive excess return over U.S. Treasuries of 13 bps for the period. Volatility was evident over the period and the spread between current coupon mortgage-backed securities and U.S. Treasuries widened after narrowing over the previous quarter.

The high yield and emerging market sectors both underperformed investment-grade corporate bonds for the second quarter as spreads widened dramatically due to the flight to quality in the fixed income markets. At quarter end, the Lehman Brothers High Yield Bond Index returned -6.38% and the J.P. Morgan Emerging Markets Bond Index Plus declined by 5.38%.

During the first quarter, the Fund benefited from positive allocations to high yield and emerging markets and issue selection in mortgage-backed securities
(MBS). During the second quarter, the Fund benefited from positive issue selection in mortgage-backed and Agency securities over the period.

However, the primary driver of the Fund's underperformance during the first half of the year was the allocation to corporate bonds and high yield and specifically to individual credit selection issues in the telecommunications sector (WorldCom and Qwest Communications).

We modestly reduced our exposure to corporate bonds during the second quarter; however, we continue to maintain a significant overweight in our "corporate" allocation. Within sectors, we modestly reduced our exposure to financial companies, including banks and insurance companies, as well as domestic telecommunications. At the same time, we continued to overweight Yankees, primarily European banks, as well as Yankee Sovereigns. We also remained overweight in aerospace/defense and railroads.

In MBS, our strategy of carefully selecting premium securities and several pre-payment penalty bonds continued to add value. We also increased our allocation to those securities that would benefit from a decline in volatility. Our selection in asset-backed securities, especially in the high quality areas, contributed to fund performance as well.

In high yield, we continued to employ a high yield index proxy (total return swap) to enhance performance, while dampening individual security risk. Our allocation to this sector detracted from performance for the second quarter. Similar to high yield, our allocation to emerging markets hurt performance over the quarter, but individual selection added value. Our currency trade on the euro also benefited portfolio performance, as the currency appreciated relative to the U.S. dollar.

We continue to anticipate improved credit quality in corporate bonds, and while it may not occur until later in the year, we feel current valuations and breakeven credit spreads remain compelling. Therefore, we will remain overweight to corporate bonds. Nevertheless, sector and issue selection will be critical. We are cautious about event risk, continued signs of credit deterioration, company-specific problems, and declining equity valuations. As we rotate into less defensive sector positions and credit distribution in line with our strategy, we will remain extremely vigilant in our credit decisions and sizes of individual positions.

While it is likely that accounting scandals, SEC investigations, and corporate governance questions will increase spread and return volatility in the corporate bond market, we remain bullish on the asset class for the long term.

PERFORMANCE

Returns for the six months ended June 30, 2002 were:

Institutional Class                                                     2.05%
Premier Class                                                           1.84
Retail Class                                                            1.85
Lehman Brothers Aggregate Bond Index                                    3.79

Balanced Fund (sub-advised by Wellington Management)

INVESTMENTS IN SECURITIES
June 30, 2002 (Unaudited)

                                                         PRINCIPAL    VALUE
                                                             (000)     (000)
--------------------------------------------------------------------------------
BONDS-37.7%
CONSUMER PRODUCTS-1.1%
  Conagra Foods, Inc., 6.75%, 2011                      $       30    $  32
  PepsiCo, Inc., 5.75%, 2008                                    75       78
  Tyson Foods, Inc., 8.25%, 2011                                25       28
                                                                      -----
                                                                        138
                                                                      -----
ENTERTAINMENT & COMMUNICATIONS-2.3%
  Alltel Corp., 7.00%, 2012                                     20       20
  AT&T Corp., 8.00%, 2031
    (144A security acquired Nov. 2001 for $20) (b)              20       16
  AT&T Wireless Services, Inc., 8.75%, 2031                     25       19
  British Telecommunications,
    8.13% (coupon change based on rating), 2010                 25       27
  Cingular Wireless LLC, 7.13%, 2031
    (144A security acquired Dec. 2001 for $20) (b)              20       17
  Clear Channel Communications, Inc., 7.65%, 2010               10       10
  Cox Communications, Inc., 7.50%, 2004                         40       40
  Dominion Resort, Inc., 8.13%, 2010                            45       50
  France Telecom SA,
    7.75% (coupon change based on rating), 2011                 25       22
  Liberty Media Corp., 7.75%, 2009                              15       15
  Sprint Capital Corp., 6.13%, 2008                             50       40
  Time Warner, Inc., 7.25%, 2017                                25       23
                                                                      -----
                                                                        299
                                                                      -----
FINANCIAL-9.1%
  American Express Credit Corp., 7.20%, 2007                    50       54
  Associates Corp. of North America, 6.63%, 2005                65       69
  Bank of America Corp., 5.88%, 2009                            50       50
  Bank One Corp., 6.50%, 2006                                   75       80
  Bayerische Landesbank, 5.88%, 2008                            50       52
  Burlington Resources Finance Co., 5.70%, 2007                 20       21
  Chase Manhattan Corp., 7.00%, 2009                            10       11
  Deere John Capital Corp., 7.00%, 2012                         10       11
  Discover Card Master Trust, Inc., 5.60%, 2006                 50       51
  General Motors Acceptance Corp., 7.75%, 2010                  50       53
  Goldman Sachs Group, Inc., 7.63%, 2005                        50       54
  Honda Auto Receivables Owner Trust,
    5.36%, 2004                                                 50       51
  Household Finance Corp., 5.88%, 2009                          50       48
  International Lease Financing Co., 5.75%, 2006                50       51
  LB-UBS Commercial Mtg. Trust, 6.13%, 2030                    100      103
  Mercantile Bancorporation, Inc., 7.30%, 2007                  10       11
  Morgan Stanley, Dean Witter, Discover & Co.,
    7.75%, 2005                                                 50       55
    6.39%, 2033                                                100      105

                                                         PRINCIPAL    VALUE
                                                             (000)     (000)
--------------------------------------------------------------------------------
FINANCIAL continued
  National Australia Bank Ltd., 8.60%, 2010             $       50    $  59
  Nationwide Financial Services, Inc., 6.25%, 2011              20       20
  Nomura Asset Securities Corp., 6.59%, 2030                   100      107
  Wells Fargo & Co., 6.63%, 2004                                75       80
                                                                      -----
                                                                      1,196
                                                                      -----
INSURANCE-0.8%
  Liberty Mutual Insurance Co., 7.70%, 2097
    (144A security acquired Dec. 2001 for $23) (b)              30       24
  MetLife, Inc., 6.13%, 2011                                    55       56
  Torchmark Corp., 6.25%, 2006                                  20       21
                                                                      -----
                                                                        101
                                                                      -----
MANUFACTURING-0.9%
  BMW Vehicle Owner Trust, 4.70%, 2005                          50       51
  Ford Motor Co., 6.50%, 2018                                   45       40
  Norske Skogindustrier ASA, 7.63%, 2011
    (144A security acquired Mar. 2002 for $10) (b)              10       11
  Raytheon Co., 6.50%, 2005                                     20       21
                                                                      -----
                                                                        123
                                                                      -----
OIL & GAS-1.4%
  Atlantic Richfield Co., 5.90%, 2009                           75       77
  Conoco, Inc., 6.95%, 2029                                     20       20
  Devon Energy Corp., 7.95%, 2032                               15       16
  Kinder Morgan Energy Partners LP, 7.13%, 2012                 20       21
  Schlumberger Technology Corp., 6.50%, 2012
    (144A security acquired April 2002 for $30) (b)             30       31
  Southern Natural Gas Co., 8.00%, 2032                         20       19
                                                                      -----
                                                                        184
                                                                      -----
RETAIL-1.4%
  Lowes Companies, Inc., 6.50%, 2029                            25       24
  Target Corp., 7.50%, 2005                                     75       82
  Wal-Mart Stores, Inc., 6.55%, 2004                            75       80
                                                                      -----
                                                                        186
                                                                      -----
TRANSPORTATION-0.5%
  Delta Air Lines, Inc., 6.72%, 2023                            50       51
  U.S. Airways, Inc., 7.08%, 2022                               20       20
                                                                      -----
                                                                         71
                                                                      -----
U.S. GOVERNMENT AGENCY OBLIGATIONS-16.0%
  Freddie Mac,
    5.75%, 2009                                                 50       52
    6.50%, 2009                                                154      160
    6.00%, 2029                                                 13       13
    6.00%, 2032                                                250      249

     The Notes to Financial Statements are an integral part of these statements.

Balanced Fund (sub-advised by Wellington Management)

INVESTMENTS IN SECURITIES continued
June 30, 2002 (Unaudited)

                                                    PRINCIPAL     VALUE
                                                        (000)     (000)
-------------------------------------------------------------------------
BONDS continued
U.S. GOVERNMENT AGENCY OBLIGATIONS continued
  Fannie Mae,
    7.25%, 2010                                         $ 50     $  57
    5.38%, 2011                                           50        50
    6.09%, 2011                                           99       102
    6.11%, 2012                                           50        51
    6.25%, 2012                                           50        52
    7.50%, 2029                                           44        47
  Ginnie Mae,
    7.00%, 2026                                          420       438
    6.00%, 2028                                           51        51
    7.00%, 2028                                          254       264
    7.50%, 2030                                           12        13
    7.00%, 2031                                          138       143
    8.00%, 2031                                           14        15
    8.00%, 2031                                           42        44
    TBA, 7.00%, 2032 (c)                                 290       301
                                                                 -----
                                                                 2,102
                                                                 -----
U.S. TREASURY OBLIGATIONS-3.7%
  U.S. Treasury Bonds,
    7.50%, 2016                                           45        54
    7.25%, 2022                                           70        83
    7.63%, 2025                                           30        37
    6.00%, 2026                                           60        62
  U.S. Treasury Notes,
    5.88%, 2002                                           65        66
    5.50%, 2009                                           75        79
    3.50%, 2011                                          100       104
                                                                 -----
                                                                   485
                                                                 -----
UTILITIES-0.5%
  Duke Energy Corp., 6.25%, 2012                          10        10
  Oncor Electric Delivery Co., 6.38%, 2012
    (144A security acquired May 2002 for $15) (b)         15        15
  Progress Energy, Inc., 7.10%, 2011                      25        26
  PSEG Power LLC, 6.95%, 2012
    (144A security acquired June 2002 for $15) (b)        15        15
                                                                 -----
                                                                    66
                                                                 -----
TOTAL BONDS
  (Cost $4,834)                                                  4,951
                                                                 -----

                                             NUMBER OF     VALUE
                                                SHARES     (000)
-----------------------------------------------------------------
COMMON STOCKS-59.7%
CONSUMER PRODUCTS-6.7%
  Alcoa, Inc.                                    8,600   $  285
  Kellogg Co.                                    2,600       93
  Kimberly-Clark Corp.                           5,300      329
  Motorola, Inc.                                 6,300       91
  PepsiCo, Inc.                                  1,800       87
                                                         ------
                                                            885
                                                         ------
DIVERSIFIED-1.9%
  Dow Chemical Co.                               3,000      103
  du Pont (E.I.) de Nemours & Co.                3,200      142
                                                         ------
                                                            245
                                                         ------
ELECTRONICS-0.9%
  Hewlett-Packard Co.                            7,300      112
                                                         ------
ENTERTAINMENT & COMMUNICATIONS-3.9%
  AOL Time Warner, Inc. (a)                      5,300       78
  AT&T Corp.                                     7,100       76
  AT&T Wireless Services, Inc. (a)               1,070        6
  BellSouth Corp.                                4,500      142
  Comcast Corp. (a)                              4,000       95
  Gannett Co., Inc.                                800       61
  Verizon Communications, Inc.                   1,464       59
                                                         ------
                                                            517
                                                         ------
FINANCIAL-14.6%
  Bank of America Corp.                          2,500      176
  Citigroup, Inc.                                7,540      292
  Fannie Mae                                     1,700      125
  Goldman Sachs Group, Inc.                      1,200       88
  Morgan (J.P.) Chase & Co.                      2,350       80
  National City Corp.                            6,900      229
  PNC Financial Services Group, Inc.             1,500       78
  StanCorp Financial Group, Inc.                 1,700       94
  The Hartford Financial Services Group, Inc.    5,300      315
  Washington Mutual, Inc.                        6,900      256
  Wells Fargo & Co.                              3,800      190
                                                         ------
                                                          1,923
                                                         ------
INSURANCE-1.4%
  Chubb Corp.                                    1,000       71
  Marsh & McLennan Companies, Inc.               1,200      116
                                                         ------
                                                            187
                                                         ------

The Notes to Financial Statements are an integral part of these statements.

Balanced Fund (sub-advised by Wellington Management)

INVESTMENTS IN SECURITIES continued
June 30, 2002 (Unaudited)

                                                 NUMBER OF       VALUE
                                                    SHARES        (000)
------------------------------------------------------------------------
COMMON STOCKS continued
MANUFACTURING-5.7%
  Caterpillar, Inc.                                  2,900     $   142
  Engelhard Corp.                                      300           9
  Goodyear Tire and Rubber Co.                       5,200          97
  Illinois Tool Works, Inc.                          1,100          75
  Nucor Corp.                                        1,800         117
  Rockwell International Corp.                       1,100          22
  The Stanley Works                                  3,800         156
  Weyerhaeuser Co.                                   1,900         121
                                                               -------
                                                                   739
                                                               -------
MEDICAL-4.4%
  Abbott Laboratories                                2,200          83
  Bard (C.R.), Inc.                                  1,200          68
  Beckman Coulter, Inc.                              1,700          84
  Oxford Health Plans, Inc. (a)                      3,200         149
  Pharmacia Corp.                                    4,000         150
  Schering-Plough Corp.                              1,900          47
                                                               -------
                                                                   581
                                                               -------
OIL & GAS-6.8%
  Ashland, Inc.                                      2,600         105
  ChevronTexaco Corp.                                  900          80
  Exxon Mobil Corp.                                  9,700         397
  GlobalSantaFe Corp.                                3,300          90
  National Fuel Gas Co.                              3,400          77
  Petroleo Brasileiro S.A., ADR                      2,600          45
  Shell Transport & Trading Co.                      2,300         104
                                                               -------
                                                                   898
                                                               -------
REAL ESTATE-0.6%
  Archstone Smith Trust                               3200          85
                                                               -------
RETAIL-5.9%
  Autonation, Inc. (a)                               4,500          65
  CVS Corp.                                          3,400         104
  Dollar General Corp.                               6,500         124
  Family Dollar Stores, Inc.                         4,400         155
  May Department Stores Co.                          2,200          73
  McDonald's Corp.                                   3,200          91
  Nike, Inc.                                         3,000         161
                                                               -------
                                                                   773
                                                               -------
SERVICES-1.1%
  KPMG Consulting, Inc. (a)                          2,100          31
  Republic Services, Inc. (a)                        5,600         107
                                                               -------
                                                                   138
                                                               -------

                                                NUMBER OF      VALUE
                                                SHARES          (000)
------------------------------------------------------------------------
TECHNOLOGY-1.9%
  Agere Sytems, Inc.b (a)                            5,700     $     8
  Dell Computer Corp. (a)                            1,300          34
  Micron Technology, Inc.                            4,500          91
  Teradyne, Inc. (a)                                 4,900         115
                                                               -------
                                                                   248
                                                               -------
TRANSPORTATION-1.1%
  Canadian National Railway Co.                      1,500          78
  Southwest Airlines Co.                             3,900          63
                                                               -------
                                                                   141
                                                               -------
UTILITIES-2.8%
  Emerson Electric Co.                               1,400          75
  Exelon Corp.                                       1,700          89
  FirstEnergy Corp.                                    800          27
  Progress Energy, Inc.                              2,000         104
  Scana Corp.                                        2,500          77
                                                               -------
                                                                   372
                                                               -------
TOTAL COMMON STOCKS
  (Cost $7,811)                                                  7,844
                                                               -------
SHORT-TERM OBLIGATION-2.2%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $292)                                    291,794         292
                                                               -------
TOTAL INVESTMENTS IN SECURITIES-99.6%
  (Total Cost $12,937) (c)                                      13,087
  Cash and Other Assets Less Liabilities - 0.4%                     54
                                                               -------
NET ASSETS-100.0%                                              $13,141
                                                               =======

NOTES TO INVESTMENTS IN SECURITIES

 (a) Non-income producing security.

 (b) Indicates restricted security; the aggregate value of restricted securities is $128,519 (aggregate cost $133,273), which is approximately 1.0% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.

 Tax Information

 (c) At June 30, 2002, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $12,931,543, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost            $649,237

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value            (494,042)
                                                                 --------
  Unrealized appreciation - net                                  $155,195
                                                                 ========
  (d) At December 31, 2001, the capital loss carryforward was $826,204, expiring 2009.

     The Notes to Financial Statements are an integral part of these statements.

Large Cap Growth/Morgan Stanley Fund

INVESTMENTS IN SECURITIES
June 30, 2002 (Unaudited)

                                            NUMBER OF      VALUE
                                               SHARES       (000)
-------------------------------------------------------------------
COMMON STOCKS-94.1%
AEROSPACE & DEFENSE-2.1%
  Alliant Techsystems, Inc.                        375    $   24
  General Dynamics Corp.                         1,275       136
  Raytheon Co.                                   1,250        51
                                                          ------
                                                             211
                                                          ------
BIOTECHNOLOGY-1.0%
  Amgen, Inc. (a)                                1,375        58
  Celgene Corp. (a)                                850        13
  Gilead Sciences, Inc.                            875        29
                                                          ------
                                                             100
                                                          ------
COMMUNICATIONS-2.5%
  Brocade Communications Systems, Inc.           1,000        17
  Motorola, Inc.                                 3,000        43
  Qualcomm, Inc.                                 1,375        36
  SBC Communications, Inc.                       2,450        75
  Verizon Communications, Inc.                   2,066        83
                                                          ------
                                                             254
                                                          ------
COMPUTERS & PERIPHERALS-2.8%
  Dell Computer Corp.                            5,700       149
  EMC Corp.                                      3,675        28
  International Business Machines Corp.          1,200        86
  Sun Microsystems, Inc.                         4,175        21
                                                          ------
                                                             284
                                                          ------
CONSUMER PRODUCTS-3.3%
  Colgate-Palmolive Co.                            575        29
  Philip Morris Companies, Inc.                  3,100       135
  Procter & Gamble Co.                           1,900       170
                                                          ------
                                                             334
                                                          ------
DIVERSIFIED-6.3%
  General Electric Co.                          22,100       642
                                                          ------
ENERGY-3.2%
  Anadarko Petroleum Corp.                       2,075       102
  BJ Services Co. (a)                            1,975        67
  Baker Hughes, Inc.                             4,725       157
                                                          ------
                                                             326
                                                          ------
FINANCIAL-13.8%
  American Express Co.                           1,800        65
  Bank of New York Co., Inc.                     2,550        86
  Capital One Financial Corp.                    3,350       204
  Charter One Financial Corp.                    1,175        40
  Citigroup, Inc.                                8,641       335
  Fifth Third Bancorp                            1,825       122

                                             NUMBER OF    VALUE
                                                SHARES     (000)
-------------------------------------------------------------------
FINANCIAL continued
  Freddie Mac                                    7,000    $  428
  Goldman Sachs Group, Inc.                      1,425       105
  Synovus Financial Corp.                        1,000        27
                                                          ------
                                                           1,412
                                                          ------
FOOD & BEVERAGES-3.7%
  Anheuser-Busch Cos., Inc.                      1,975        99
  Coca-Cola (The) Co.                            3,475       195
  PepsiCo, Inc.                                  1,735        84
                                                          ------
                                                             378
                                                          ------
HEALTH CARE-6.5%
  AmerisourceBergen Corp.                        1,075        82
  Baxter International, Inc.                     1,100        49
  Cardinal Health, Inc.                            525        32
  HCA, Inc.                                      2,975       141
  Laboratory Corp. of America Holdings (a)       2,700       123
  Medtronic, Inc.                                2,350       101
  Quest Diagnostics, Inc. (a)                    1,625       140
                                                          ------
                                                             668
                                                          ------
HOTELS, RESTAURANTS & LEISURE-1.1%
  International Game Technology                    775        44
  Wendy's International, Inc.                      800        32
  Yum! Brands, Inc. (a)                          1,400        41
                                                          ------
                                                             117
                                                          ------
INSURANCE-2.1%
  American International Group, Inc.             3,225       220
                                                          ------
MEDIA-3.9%
  AOL Time Warner, Inc.                          2,775        41
  Liberty Media Corp., Ser. A (a)                9,800        98
  Regal Entertainment Group, Class A (a)         1,750        41
  Univision Communications, Inc. Class A (a)     1,550        49
  Viacom, Inc., Class B                          3,800       169
                                                          ------
                                                             398
                                                          ------
PHARMACEUTICALS-11.6%
  Abbott Laboratories                            3,200       120
  Johnson & Johnson                              4,300       225
  Lilly (Eli) and Co.                            1,050        59
  Merck & Co., Inc.                                600        30
  Pfizer, Inc.                                  12,575       440
  Pharmacia Corp.                                2,785       104
  Wyeth                                          4,025       206
                                                          ------
                                                           1,184
                                                          ------

The Notes to Financial Statements are an integral part of these statements.

Large Cap Growth/Morgan Stanley Fund

INVESTMENTS IN SECURITIES continued
June 30, 2002 (Unaudited)

                                                         NUMBER OF        VALUE
                                                            SHARES         (000)
----------------------------------------------------------------------------------
COMMON STOCKS continued
RETAIL-11.7%
  Alberto-Culver Co., Class B                                    500     $    24
  BJ's Wholesale Club, Inc. (a)                                1,900          73
  Costco Wholesale Corp. (a)                                   1,500          58
  Dollar General Corp.                                         3,375          64
  Dollar Tree Stores, Inc.                                     1,700          67
  Home Depot, Inc.                                             8,200         301
  Limited (The), Inc.                                          4,150          88
  Loews Corp. (Carolina Group)                                 1,325          35
  Lowe's Companies, Inc.                                       1,400          64
  Tiffany & Co.                                                1,150          40
  TJX (The) Companies, Inc.                                    1,850          36
  Walgreen Co.                                                 1,025          40
  Wal-Mart Stores, Inc.                                        5,500         303
                                                                         -------
                                                                           1,193
                                                                         -------
SERVICES-2.3%
  Concord EFS, Inc.                                            1,125          34
  First Data Corp.                                             4,050         151
  Weight Watchers International, Inc.                          1,025          45
                                                                         -------
                                                                             230
                                                                         -------
TECHNOLOGY-16.2%
  Affiliated Computer Services, Inc. Class A                     850          40
  Altera Corp. (a)                                             1,975          27
  Analog Devices, Inc. (a)                                     1,175          35
  Applied Materials, Inc. (a)                                  5,125          97
  Cisco Systems, Inc. (a)                                     13,300         186
  Intel Corp.                                                 15,200         278
  Intersil Corp., Class A (a)                                    500          11
  Intuit, Inc.                                                 1,250          62
  Linear Technology Corp.                                      1,925          61
  Maxim Integrated Products, Inc. (a)                            675          26
  Microsoft Corp.                                             10,225         559
  Oracle Corp. (a)                                             6,000          57
  SunGard Data Systems, Inc. (a)                               1,075          28
  Texas Instruments, Inc.                                      5,725         136
  Veritas Software Corp.                                       1,464          29
  Xilinx, Inc.                                                 1,025          23
                                                                         -------
                                                                           1,655
                                                                         -------
TOTAL COMMON STOCKS
  (Cost $11,054)                                                           9,606
                                                                         -------

                                                           NUMBER OF       VALUE
                                                              SHARES       (000)
----------------------------------------------------------------------------------
SHORT-TERM OBLIGATION-6.2%
MONEY MARKET FUND
  CIGNA Funds Group--Money Market Fund
    (Cost $638)                                              637,957     $   638
                                                                         -------
TOTAL INVESTMENTS IN SECURITIES-100.3%
  (Total Cost $11,692) (b)                                                10,244
  Liabilities In Excess of Cash and Other Assets - (0.3)%                    (34)
                                                                         -------
NET ASSETS-100.0%                                                        $10,210
                                                                         =======

NOTES TO INVESTMENTS IN SECURITIES

 (a) Non-income producing security.

     Tax Information

 (b) At June 31, 2002, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $12,500,002, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost            $   225,158

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value             (2,481,452)
                                                                 -----------
  Unrealized depreciation - net                                  $(2,256,294)
                                                                 ===========
  (c) At December 31, 2001, the capital loss carryforward was as follows:
   expiring 2008                                                 $   387,542
   expiring 2009                                                   1,807,002
                                                                 -----------
                                                                 $ 2,194,544
                                                                 ===========

     The Notes to Financial Statements are an integral part of these statements.

Large Cap Value/John A. Levin & Co. Fund

INVESTMENTS IN SECURITIES
June 30, 2002 (Unaudited)

                                                    NUMBER OF     VALUE
                                                       SHARES      (000)
--------------------------------------------------------------------------
COMMON STOCKS-90.4%
AUTOMOBILE-1.0%
  General Motors Corp.                                 15,600   $  162
                                                                -------
COMMUNICATIONS-4.8%
  BellSouth Corp.                                      11,100      350
  Sprint Corp. (PCS Group)                             40,700      182
  Verizon Communications, Inc. (a)                      5,600      225
                                                                -------
                                                                   757
                                                                -------
COMPUTERS-5.7%
  Automatic Data Processing Corp.                       4,400      192
  Hewlett-Packard Co.                                  15,500      237
  International Business Machines Corp.                 2,400      173
  KPMG Consulting, Inc. (a)                            21,100      314
                                                                -------
                                                                   916
                                                                -------
CONSUMER PRODUCTS-7.5%
  Anheuser-Busch Companies, Inc.                        5,700      285
  Archer-Daniels-Midland Co.                           11,500      147
  Coca-Cola (The) Co.                                   4,000      224
  Heinz (H.J.) Co.                                      6,200      255
  Sara Lee Corp.                                       13,800      285
                                                                -------
                                                                 1,196
                                                                -------
DIVERSIFIED-5.3%
  Accenture Ltd.(a)                                    10,200      194
  du Pont (E.I.) De Nemours & Co.                       7,600      337
  General Electric Co.                                 10,600      308
                                                                -------
                                                                   839
                                                                -------
ELECTRONICS-6.9%
  Koninklijke (Royal) Philips Electronics Corp. ADR    16,996      469
  Raytheon Co                                           4,900      200
  Texas Instruments, Inc.                               9,200      218
  Thermo Electron Corp. (a)                            12,500      206
                                                                -------
                                                                 1,093
                                                                -------
ENTERTAINMENT-1.0%
  Disney (Walt) Co.                                     8,800      166
                                                                -------
FINANCIAL-17.0%
  Aetna, Inc.                                           3,100      149
  Aon Corp.                                            15,300      451
  Bank of New York, Inc.                                9,500      321
  FleetBoston Financial Corp.                           7,200      233
  PNC Financial Services Group, Inc.                    4,900      256
  Prudential Financial, Inc.                            5,900      197

                                                    NUMBER OF     VALUE
                                                       SHARES      (000)
--------------------------------------------------------------------------
FINANCIAL continued
  Travelers Property Casualty Corp. (Class A) (a)       9,800   $  173
  US Bancorp                                           10,691      250
  UnumProvident Corp.                                  20,500      522
  XL Capital Ltd., Class A                              1,900      161
                                                                -------
                                                                 2,713
                                                                -------
MANUFACTURING-12.1%
  Black & Decker Corp.                                  5,100      246
  Deere & Co.                                           5,900      283
  Dow Chemical Co.                                      7,400      254
  Honeywell International, Inc.                         6,700      236
  Monsanto Co.                                          5,600      100
  Reliant Resources, Inc. (a)                          28,800      252
  Textron, Inc.                                         3,400      159
  Tyco International Ltd.                              29,500      399
                                                                -------
                                                                 1,929
                                                                -------
MEDIA-2.8%
  AOL Time Warner, Inc.                                13,600      200
  Tribune Co.                                           5,800      252
                                                                -------
                                                                   452
                                                                -------
MEDICAL-7.9%
  Bristol-Myers Squibb Co.                             22,600      581
  Johnson & Johnson                                     4,200      219
  Lilly (Eli) & Co.                                     2,400      135
  Pharmacia Corp.                                       8,600      322
                                                                -------
                                                                 1,257
                                                                -------
OIL & GAS-15.0%
  Burlington Resources, Inc.,                          12,500      475
  Conoco, Inc.                                         11,100      309
  Constellation Energy Group, Inc.                     14,800      434
  El Paso Corp.                                        27,700      571
  Transocean, Inc.                                      4,600      143
  Unocal Corp.                                          7,800      288
  Williams Companies, Inc.                             27,800      166
                                                                -------
                                                                 2,386
                                                                -------
RETAIL-1.5%
  McDonald's Corp.                                      8,700      247
                                                                -------
TRANSPORTATION-1.9%
  CSX Corp.                                             8,600      301
                                                                -------
TOTAL COMMON STOCKS
  (Cost $17,477)                                                14,414
                                                                -------

The Notes to Financial Statements are an integral part of these statements.

Large Cap Value/John A. Levin & Co. Fund

INVESTMENTS IN SECURITIES continued
June 30, 2002 (Unaudited)

                                                           NUMBER OF          VALUE
                                                              SHARES           (000)
--------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION-9.7%
MONEY MARKET FUND
  CIGNA Funds Group-Money Market Fund
    (Cost $1,543)                                           1,542,896       $  1,543
                                                                            --------
TOTAL INVESTMENTS IN SECURITIES-100.1%
  (Total Cost $19,020) (b)                                                    15,957
  Liabilities in excess of Cash and Other Assets - (0.1%)                         (6)
                                                                            --------
NET ASSETS-100.0%                                                           $ 15,951
                                                                            ========

NOTES TO INVESTMENTS IN SECURITIES

 (a) Non-income producing security.

 Tax Information

 (b) At June 30, 2002, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $19,239,260, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost                    $   642,367

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value                     (3,924,678)
                                                                         -----------
  Unrealized depreciation - net                                          $(3,282,311)
                                                                         ===========
  (c) At December 31, 2001, the capital loss carryforward was $56,200, expiring 2009.

     The Notes to Financial Statements are an integral part of these statements.

S&P 500(R) Index Fund

INVESTMENTS IN SECURITIES
June 30, 2002 (Unaudited)

                                         NUMBER OF     VALUE
                                            SHARES     (000)
---------------------------------------------------------------
COMMON STOCKS-91.0%
  Microsoft Corp.                           86,300   $ 4,721
  General Electric Co.                     158,400     4,602
  Exxon Mobil Corp.                        108,094     4,423
  Wal-Mart Stores, Inc.                     70,900     3,900
  Pfizer, Inc.                              99,500     3,483
  Citigroup, Inc.                           81,989     3,177
  American International Group, Inc.        41,671     2,843
  Johnson & Johnson                         48,034     2,510
  Coca-Cola (The) Co.                       39,600     2,218
  International Business Machines Corp.     27,300     1,966
  Intel Corp.                              106,600     1,948
  Royal Dutch Petroleum Co.                 33,800     1,868
  Procter (The) & Gamble Co.                20,700     1,849
  Merck & Co., Inc.                         36,100     1,828
  Verizon Communications, Inc. (a)          43,428     1,744
  Bank of America Corp.                     24,516     1,725
  Cisco Systems, Inc. (a)                  116,700     1,628
  SBC Communications Inc. (a)               53,206     1,623
  ChevronTexaco Corp.                       17,029     1,507
  Philip Morris Companies, Inc.             34,100     1,489
  Home Depot, Inc.                          37,500     1,377
  Wells Fargo & Co.                         27,300     1,367
  PepsiCo, Inc.                             28,170     1,358
  Viacom, Inc.                              28,188     1,251
  Fannie Mae                                15,900     1,173
  Dell Computer Corp.                       41,400     1,082
  Wyeth (a)                                 21,100     1,080
  Morgan (J.P.) Chase & Co.                 31,760     1,077
  AOL Time Warner Inc.                      71,000     1,044
  Eli Lilly and Co.                         17,900     1,010
  BellSouth Corp.                           29,900       942
  Abbott Laboratories                       24,900       937
  United Technologies Corp.                 13,300       903
  Wachovia Corp.                            21,770       831
  Oracle Corp. (a)                          87,500       829
  Medtronic, Inc.                           19,300       827
  Bristol-Myers Squibb Co.                  30,900       794
  Pharmacia Corp.                           20,619       772
  American Express Co.                      21,200       770
  3M Co.                                     6,200       763
  Morgan Stanley Dean Witter & Co.          17,600       758
  Hewlett-Packard Co.                       48,126       735
  Bank One Corp.                            18,702       720
  U.S. Bancorp                              30,496       712

                                         NUMBER OF      VALUE
                                            SHARES      (000)
---------------------------------------------------------------
  du Pont (E.I.) de Nemours and Co.         15,829   $   703
  Anheuser-Busch Cos., Inc.                 14,000       700
  Amgen, Inc. (a)                           16,600       695
  Freddie Mac                               11,100       679
  Texas Instruments, Inc.                   27,600       654
  AT&T Corp.                                60,580       648
  Walgreen Co.                              16,300       630
  Fifth Third Bancorp                        9,346       623
  Disney (The) Walt Co.                     32,500       614
  Boeing Co.                                13,350       601
  Unilever NV                                9,092       589
  McDonald's Corp.                          20,300       578
  Washington Mutual, Inc.                   15,560       577
  Schering-Plough Corp.                     23,400       576
  Gillette Co.                              16,800       569
  Lowe's Companies, Inc.                    12,400       563
  Merrill Lynch & Co., Inc.                 13,700       555
  Target Corp.                              14,500       552
  FleetBoston Financial Corp.               16,660       539
  Motorola, Inc.                            36,235       522
  Kimberly-Clark Corp.                       8,300       515
  Lockheed Martin Corp.                      7,200       500
  Dow Chemical Co.                          14,460       497
  Applied Materials, Inc. (a)               26,100       496
  General Motors Corp.                       8,900       476
  Ford Motor Co.                            28,888       462
  Honeywell International, Inc.             13,062       460
  First Data Corp.                          12,200       454
  MBNA Corp.                                13,575       448
  UnitedHealth Group, Inc.                   4,900       449
  Alcoa, Inc.                               13,444       446
  Cardinal Health, Inc.                      7,225       444
  Colgate-Palmolive Co.                      8,700       435
  Automatic Data Processing, Inc.            9,900       431
  Tyco International Ltd.                   31,871       431
  Schlumberger Ltd.                          9,200       428
  Baxter International, Inc.                 9,600       427
  Marsh & McLennan Companies, Inc.           4,400       425
  Allstate Corp.                            11,300       418
  Duke Energy Corp.                         13,200       410
  Bank of New York Co., Inc.                11,600       391
  HCA, Inc.                                  8,200       389
  Kohl's Corp.                               5,400       378
  Tenet Healthcare Corp. (a)                 5,200       372
  Household International, Inc.              7,278       362

The Notes to Financial Statements are an integral part of these statements.

S&P 500(R) Index Fund

INVESTMENTS IN SECURITIES continued
June 30, 2002 (Unaudited)

                                               NUMBER OF      VALUE
                                                  SHARES      (000)
--------------------------------------------------------------------
COMMON STOCKS continued
  Comcast Corp.                                    15,100    $  360
  Emerson Electric Co.                              6,700       358
  Phillips Petroleum Co.                            6,060       357
  General Dynamics Corp.                            3,200       340
  QUALCOMM, Inc.                                   12,300       338
  Illinois Tool Works, Inc.                         4,900       335
  International Paper Co.                           7,664       334
  MetLife, Inc. (a)                                11,200       322
  National City Corp.                               9,700       322
  Gannett Co., Inc.                                 4,200       319
  Clear Channel Communications, Inc.                9,800       314
  SunTrust Banks, Inc.                              4,600       311
  Southern (The) Co.                               11,200       307
  BB&T Corp.                                        7,600       293
  Dominion Resources, Inc.                          4,368       289
  SYSCO Corp.                                      10,600       288
  Electronic Data Systems Corp.                     7,600       282
  Conoco, Inc.                                     10,019       278
  Costco Wholesale Corp. (a)                        7,200       278
  Sears, Roebuck & Co.                              5,000       271
  Caterpillar, Inc.                                 5,500       269
  EMC Corp.                                        35,474       268
  AFLAC, Inc.                                       8,300       266
  Cendant Corp.                                    16,585       263
  Sun Microsystems, Inc.                           51,700       259
  Sara Lee Corp.                                   12,500       258
  Waste Management, Inc.                            9,895       258
  Carnival Corp.                                    9,300       257
  Raytheon Co.                                      6,300       257
  FedEx Corp.                                       4,800       256
  General Mills, Inc.                               5,800       256
  Exelon Corp.                                      4,862       254
  Union Pacific Corp.                               4,000       253
  Kroger (The) Co.                                 12,700       253
  AT&T Wireless Services, Inc.                     43,136       252
  Harley-Davidson, Inc.                             4,800       246
  Charles (The) Schwab Corp.                       21,875       245
  Concord EFS, Inc.                                 8,100       244
  Lehman Brothers Holdings, Inc.                    3,900       244
  SLM Corp. (a)                                     2,500       242
  ConAgra, Inc.                                     8,600       238
  PNC Financial Services Group                      4,500       235
  Alltel Corp.                                      5,000       235
  Kellogg Co.                                       6,500       233

                                               NUMBER OF      VALUE
                                                  SHARES      (000)
---------------------------------------------------------------------
  State Street Corp.                                5,200    $  232
  Hartford (The) Financial Services Group, Inc.     3,900       232
  NIKE, Inc.                                        4,300       231
  Heinz (H.J.) Co.                                  5,600       230
  Northrop Grumman Corp.                            1,800       225
  Safeway, Inc.                                     7,700       225
  Weyerhaeuser Co.                                  3,500       223
  Mellon Financial Corp.                            7,000       220
  American Electric Power Co., Inc.                 5,420       217
  TXU Corp.                                         4,200       216
  CIGNA Corp.                                       2,200       214
  Capital One Financial Corp.                       3,500       214
  Tribune Co.                                       4,800       209
  Masco Corp.                                       7,700       209
  Progressive (The) Corp.                           3,500       202
  Wrigley (Wm.) Jr. Co.                             3,600       199
  Southwest Airlines Co.                           12,330       199
  Equity Office Properties Trust                    6,600       199
  Avon Products, Inc.                               3,800       198
  Forest Laboratories, Inc.                         2,800       198
  Albertson's, Inc.                                 6,488       198
  Gap (The), Inc.                                  13,850       197
  Immunex Corp.                                     8,800       197
  Maxim Integrated Products, Inc. (a)               5,100       195
  Micron Technology, Inc.                           9,600       194
  Anadarko Petroleum Corp.                          3,929       194
  Alcan, Inc.                                       5,100       191
  Chubb (The) Corp.                                 2,700       191
  Boston Scientific Corp.                           6,500       191
  CVS Corp.                                         6,200       190
  Paychex, Inc.                                     5,975       187
  Wellpoint Health Networks, Inc. (a)               2,400       187
  XL Capital Ltd. Class. A                          2,200       186
  KeyCorp                                           6,800       186
  Best Buy Co., Inc. (a)                            5,100       185
  McGraw-Hill (The) Companies, Inc.                 3,100       185
  Burlington Northern Santa Fe Corp.                6,100       183
  Progress Energy, Inc.                             3,500       182
  Deere & Co.                                       3,800       182
  Air Products & Chemicals, Inc.                    3,600       182
  Occidental Petroleum Corp.                        6,000       180
  Campbell Soup Co.                                 6,500       180
  Franklin Resources, Inc.                          4,200       179
  Baker Hughes, Inc.                                5,340       178
  Bed Bath & Beyond, Inc. (a)                       4,700       177

     The Notes to Financial Statements are an integral part of these statements.

S&P 500(R) Index Fund

INVESTMENTS IN SECURITIES continued
June 30, 2002 (Unaudited)

                                             NUMBER OF      VALUE
                                                SHARES      (000)
-------------------------------------------------------------------
COMMON STOCKS continued
  Limited (The), Inc.                            8,300    $  177
  Agilent Technologies, Inc. (a)                 7,413       175
  Comerica, Inc.                                 2,850       175
  El Paso Corp.                                  8,490       175
  Analog Devices, Inc. (a)                       5,800       172
  Golden West Financial Corp.                    2,500       172
  Intuit, Inc.                                   3,400       169
  TJX (The) Companies, Inc.                      8,600       169
  PPG Industries, Inc.                           2,700       167
  Stryker Corp.                                  3,100       166
  John Hancock Financial Services, Inc.          4,700       165
  Barrick Gold Corp.                             8,608       163
  Newmont Mining Corp.                           6,200       163
  Linear Technology Corp.                        5,100       160
  Danaher Corp.                                  2,400       159
  Loews Corp.                                    3,000       159
  Transocean Sedco Forex, Inc.                   5,042       157
  FirstEnergy Corp.                              4,700       157
  Coca-Cola Enterprises, Inc.                    7,100       157
  FPL Group, Inc.                                2,600       156
  Northern Trust Corp.                           3,500       154
  Starbucks Corp.                                6,200       154
  Clorox (The) Co.                               3,700       153
  Entergy Corp.                                  3,600       153
  Interpublic (The) Group of Companies, Inc.     6,100       151
  Pitney Bowes, Inc.                             3,800       151
  Sprint Corp.                                  14,200       151
  May (The) Department Stores Co.                4,550       150
  McKesson HBOC, Inc.                            4,573       150
  Marriott International, Inc.                   3,900       148
  Guidant Corp.                                  4,900       148
  Praxair, Inc.                                  2,600       148
  Newell Rubbermaid, Inc.                        4,210       148
  Mattel, Inc.                                   7,000       148
  Staples, Inc.                                  7,450       147
  Computer Associates International, Inc.        9,200       146
  Norfolk Southern Corp.                         6,200       145
  Unocal Corp.                                   3,900       144
  Rohm & Haas Co.                                3,553       144
  SouthTrust Corp.                               5,500       144
  Public Service Enterprise Group                3,300       143
  Consolidated Edison, Inc.                      3,400       142
  Becton, Dickinson & Co.                        4,100       141
  Yahoo!, Inc.                                   9,500       140

                                             NUMBER OF      VALUE
                                                SHARES      (000)
-------------------------------------------------------------------
  Allergan, Inc.                                 2,100    $  140
  Pepsi (The) Bottling Group, Inc.               4,500       139
  Hershey Foods Corp.                            2,200       137
  Omnicome Group, Inc.                           3,000       137
  Yum! Brands, Inc.                              4,680       137
  MBIA, Inc.                                     2,400       136
  Fortune Brands, Inc.                           2,400       134
  Eastman Kodak Co.                              4,600       134
  H&R Block, Inc.                                2,900       134
  Cintas Corp.                                   2,700       133
  Marathon Oil Corp.                             4,900       133
  Ace, Ltd.                                      4,200       133
  Archer-Daniels-Midland Co.                    10,369       133
  KLA-Tencor Corp.                               3,000       132
  AutoZone, Inc.                                 1,700       131
  Synovus Financial Corp.                        4,750       131
  Apache Corp.                                   2,270       130
  Regions Financial Corp.                        3,700       130
  St. Paul (The) Companies, Inc.                 3,328       130
  AmerisourceBergen Corp.                        1,700       129
  Computer Sciences Corp.                        2,700       129
  AmSouth BanCorp.                               5,750       129
  VERITAS Software Corp.                         6,500       129
  Aon Corp.                                      4,350       128
  Federated Department Stores, Inc.              3,200       127
  Equity Residential Properties Trust            4,400       126
  Lincoln National Corp.                         3,000       126
  Moody's Corp.                                  2,500       124
  New (The) York Times Co.                       2,400       124
  Ingersoll-Rand Co.                             2,700       123
  Devon Energy Corp.                             2,500       123
  Charter One Financial, Inc.                    3,550       122
  Burlington Resources, Inc.                     3,210       122
  Simon Property Group, Inc. (a)                 3,300       122
  Cincinnati Financial Corp.                     2,600       121
  CSX Corp.                                      3,400       119
  Xilinx, Inc.                                   5,300       119
  Delphi Automotive Systems Corp.                8,920       118
  DTE Energy Company                             2,600       116
  Amerada Hess Corp.                             1,400       116
  Biomet, Inc.                                   4,250       115
  MGIC Investment Corp.                          1,700       115
  Johnson Controls, Inc.                         1,400       114
  Lexmark International, Inc.                    2,100       114
  TRW, Inc.                                      2,000       114

The Notes to Financial Statements are an integral part of these statements.

S&P 500(R) Index Fund

INVESTMENTS IN SECURITIES continued
June 30, 2002 (Unaudited)

                                            NUMBER OF      VALUE
                                               SHARES      (000)
-------------------------------------------------------------------
COMMON STOCKS continued
  Avery Dennison Corp.                           1,800   $ 113
  Univision Communications, Inc. (a)             3,600     113
  Dover Corp.                                    3,200     112
  Fiserv, Inc.                                   3,050     112
  Jefferson-Pilot Corp.                          2,375     112
  Zimmer Holdings, Inc.                          3,130     112
  Pacific Gas & Electric Corp.                   6,200     111
  Ambac Financial Group, Inc.                    1,650     111
  Apollo Group, Inc. Class A (a)                 2,800     110
  Aetna, Inc.                                    2,300     110
  Halliburton Co.                                6,900     110
  Adobe Systems, Inc.                            3,800     108
  Siebel Systems, Inc.                           7,500     107
  Chiron Corp.                                   3,000     106
  MeadWestvaco Corp.                             3,155     106
  MedImmune, Inc.                                4,000     106
  Starwood Hotels & Resorts Worldwide, Inc.      3,200     105
  Marshall & Ilsley Corp.                        3,400     105
  Xcel Energy, Inc.                              6,265     105
  Molex, Inc.                                    3,125     105
  Union Planters Corp.                           3,200     104
  St. Jude Medical, Inc.                         1,400     103
  Textron, Inc.                                  2,200     103
  Apple Computer, Inc.                           5,700     101
  Dollar General Corp.                           5,260     100
  Biogen, Inc. (a)                               2,400      99
  Bear (The) Stearns Companies, Inc.             1,617      99
  Ameren Corp.                                   2,300      99
  ITT Industries, Inc.                           1,400      99
  Family Dollar Stores, Inc.                     2,800      99
  UnumProvident Corp.                            3,874      99
  Genuine Parts Co.                              2,800      98
  Cinergy Corp.                                  2,700      97
  Ecolab, Inc.                                   2,100      97
  Countrywide Credit Industries, Inc.            2,000      97
  Penney (J.C.) Co., Inc.                        4,300      95
  UST, Inc.                                      2,700      92
  Georgia-Pacific Corp.                          3,710      91
  Lucent Technologies, Inc.                     54,630      91
  American Standard Companies, Inc. (a)          1,200      90
  Plum Creek Timber Company, Inc.                2,900      89
  King Pharmaceuticals, Inc.                     4,000      89
  Nortel Networks Corp.                         61,120      89
  Parker-Hannifin Corp.                          1,850      88

                                             NUMBER OF     VALUE
                                                SHARES     (000)
-------------------------------------------------------------------
  Edison International                           5,200   $  88
  Kerr-McGee Corp.                               1,607      86
  BJ Services Co. (a)                            2,500      85
  National Semiconductor Corp.                   2,900      85
  RadioShack Corp.                               2,800      84
  Altera Corp. (a)                               6,100      83
  KeySpan Corp.                                  2,200      83
  Sabre Holdings Corp.                           2,307      83
  IMS Health, Inc.                               4,600      83
  Office Depot, Inc.                             4,900      82
  PACCAR, Inc.                                   1,850      82
  Hilton Hotels Corp.                            5,900      82
  Knight-Ridder, Inc.                            1,300      82
  Reliant Energy, Inc.                           4,822      81
  Nabors Industries, Ltd.                        2,300      81
  Noble Corp.                                    2,100      81
  Tiffany & Co.                                  2,300      81
  HEALTHSOUTH Corp.                              6,300      81
  Solectron Corp.                               13,100      81
  Xerox Corp.                                   11,500      80
  Eaton Corp.                                    1,100      80
  Harrah's Entertainment, Inc.                   1,800      80
  Rockwell Collins, Inc.                         2,900      80
  International Game Technology                  1,400      79
  Jones Apparel Group, Inc.                      2,100      79
  Novellus Systems, Inc.                         2,300      78
  Zions Bancorporation                           1,500      78
  Nucor Corp.                                    1,200      78
  First Tennessee National Corp. (a)             2,000      77
  Health Management Associates, Inc. Class A     3,800      77
  Huntington Bancshares, Inc.                    3,951      77
  Constellation Energy Group, Inc.               2,600      76
  PPL Corp.                                      2,300      76
  Brown-Forman Corp.                             1,100      76
  Broadcom Corp.                                 4,300      75
  Grainger (W.W.), Inc.                          1,500      75
  Qwest Communications International, Inc.      26,709      75
  PeopleSoft, Inc.                               4,912      73
  Torchmark Corp.                                1,900      73
  Leggett & Platt, Inc.                          3,100      73
  Kinder Morgan, Inc.                            1,900      72
  NiSource, Inc.                                 3,300      72
  Sempra Energy                                  3,255      72
  Whirlpool Corp.                                1,100      72
  Sherwin-Williams (The) Co.                     2,400      72

     The Notes to Financial Statements are an integral part of these statements.

S&P 500(R) Index Fund

INVESTMENTS IN SECURITIES continued
June 30, 2002 (Unaudited)

                                          NUMBER OF    VALUE
                                             SHARES    (000)
-----------------------------------------------------------------
COMMON STOCKS continued
  Wendy's International, Inc.                  1,800   $  72
  EOG Resources, Inc.                          1,800      71
  Sprint Corp. (PCS Group)                    15,800      71
  V. F. Corp.                                  1,800      71
  Vulcan Materials Co.                         1,600      70
  Teradyne, Inc. (a)                           2,900      68
  Darden Restaurants, Inc.                     2,750      68
  CenturyTel, Inc.                             2,250      66
  Applera Corp., Applied Biosystems Group      3,400      66
  Network Appliance, Inc. (a)                  5,300      66
  Price (T. Rowe) Group, Inc.                  2,000      66
  Inco Limited                                 2,900      66
  Jabil Circuit, Inc. (a)                      3,100      65
  Genzyme Corp.                                3,400      65
  Robert Half International, Inc.              2,800      65
  BMC Software, Inc. (a)                       3,900      65
  Stillwell Financial, Inc.                    3,500      64
  Dow Jones & Co., Inc.                        1,300      63
  Black & Decker Corp.                         1,300      63
  Equifax, Inc.                                2,300      62
  Circuit City Stores-Circuit City Group       3,300      62
  TECO Energy, Inc.                            2,500      62
  SAFECO Corp.                                 2,000      62
  Sigma-Aldrich Corp.                          1,200      60
  Rockwell Automation, Inc.                    3,000      60
  Pactiv Corp.                                 2,500      60
  Engelhard Corporation                        2,100      59
  Placer Dome, Inc.                            5,300      59
  Toys "R" Us, Inc.                            3,400      59
  Cooper Industries, Ltd. (a)                  1,500      59
  JDS Uniphase Corp. (a)                      21,700      58
  Centex Corp.                                 1,000      58
  Phelps Dodge Corp.                           1,400      58
  Pulte Homes, Inc.                            1,000      57
  Stanley (The) Works                          1,400      57
  Qlogic Corp.                                 1,500      57
  Eastman Chemical Co.                         1,200      56
  Waters Corp.                                 2,100      56
  NCR Corp.                                    1,600      55
  Pinnacle West Capital Corp.                  1,400      55
  Convergys Corp.                              2,800      55
  Liz Claiborne, Inc.                          1,700      54
  Corning, Inc.                               15,100      54
  Sanmina-SCI Corp.                            8,400      53

                                          NUMBER OF      VALUE
                                             SHARES      (000)
-----------------------------------------------------------------
  Advanced Micro Devices, Inc.                 5,400   $  52
  Sealed Air Corp. (a)                         1,296      52
  LSI Logic Corp.                              5,900      52
  SUPERVALU, Inc.                              2,100      52
  Allegheny Energy, Inc.                       2,000      52
  Maytag Corp.                                 1,200      51
  Fluor Corp.                                  1,300      51
  Donnelley (R.R.) & Sons Co.                  1,800      50
  Williams (The) Companies, Inc.               8,200      49
  International Flavors & Fragrances, Inc.     1,500      49
  Goodyear Tire & Rubber Co.                   2,600      49
  Nordstrom, Inc.                              2,100      48
  Mirant Corp.                                 6,377      47
  Temple-Inland, Inc.                            800      46
  AES Corp. (a)                                8,500      46
  Unisys Corp.                                 5,100      46
  Bard (C.R.) Inc.                               800      45
  Ashland, Inc.                                1,100      45
  Thermo Electron Corp. (a)                    2,700      45
  Dana Corp.                                   2,401      44
  Goodrich Corp.                               1,600      44
  Alberto-Culver Company                         900      43
  Sunoco, Inc.                                 1,200      43
  Watson Pharmaceuticals, Inc. (a)             1,700      43
  Humana, Inc.                                 2,700      42
  Calpine Corp.                                6,000      42
  AMR Corp. (a)                                2,500      42
  Dynegy, Inc.                                 5,800      42
  Nextel Communications, Inc. Class A (a)     13,000      42
  Pall Corp.                                   2,000      42
  NVIDIA Corp. (a)                             2,400      41
  KB HOME (a)                                    800      41
  Scientific-Atlanta, Inc.                     2,500      41
  Freeport-McMoRan Copper & Gold, Inc. (a)     2,300      41
  Tellabs, Inc.                                6,500      40
  Energizer Holdings, Inc.                     1,466      40
  Delta Air Lines, Inc.                        2,000      40
  Brunswick Corp.                              1,400      39
  Americian Power Conversion Corp. (a)         3,100      39
  Deluxe Corporation                           1,000      39
  TMP Worldwide, Inc.                          1,800      39
  Bemis Company, Inc.                            800      38
  Hasbro, Inc.                                 2,800      38
  Citizens Communications Company              4,500      38
  Adolph Coors Co.                               600      37

The Notes to Financial Statements are an integral part of these statements.

S&P 500(R) Index Fund

INVESTMENTS IN SECURITIES continued
June 30, 2002 (Unaudited)

                                           NUMBER OF       VALUE
                                              SHARES       (000)
-------------------------------------------------------------------
COMMON STOCKS continued
  Ball Corp.                                      900    $    37
  Certegy, Inc.                                 1,000         37
  Manor Care, Inc.                              1,600         37
  Compuware Corp.                               6,000         36
  Big Lots, Inc.                                1,800         35
  Winn-Dixie Stores, Inc.                       2,200         34
  Dillard's, Inc.                               1,300         34
  Rowan Companies, Inc.                         1,500         32
  NICOR, Inc.                                     700         32
  Navistar International Corp. (a)              1,000         32
  United States Steel Corp.                     1,600         32
  Boise Cascade Corp.                             900         31
  Symbol Technologies, Inc.                     3,650         31
  Meredith Corp.                                  800         31
  Bausch & Lomb, Inc.                             900         30
  Mercury Interactive Corp.                     1,300         30
  Allied Waste Industries, Inc. (a)             3,100         30
  Visteon Corp. (a)                             2,090         30
  ADC Telecommunications, Inc. (a)             12,700         29
  Avaya, Inc. (a)                               5,735         28
  Tektronix, Inc.                               1,500         28
  Comverse Technology, Inc.                     3,000         28
  Ryder System, Inc.                            1,000         27
  Providian Financial Corp.                     4,600         27
  Snap-on, Inc.                                   900         27
  Reebok International Ltd.                       900         27
  Millipore Corp.                                 800         26
  Rational Software Corp. (a)                   3,100         25
  Crane Co.                                     1,000         25
  Worthington Industries, Inc.                  1,400         25
  PMC-Sierra, Inc. (a)                          2,700         25
  Cooper Tire & Rubber Co.                      1,200         25
  Andrew Corp. (a)                              1,600         24
  Autodesk, Inc.                                1,800         24
  Quintiles Transnational Corp.                 1,900         24
  Cummins, Inc.                                   700         23
  Gateway, Inc.                                 5,200         23
  CMS Energy Corp.                              2,100         23
  Applied Micro Circuits Corp. (a)              4,800         23
  CIENA Corp. (a)                               5,300         22
  PerkinElmer, Inc.                             2,000         22
  Peoples Energy Corp.                            600         22
  Great Lakes Chemical Corp.                      800         21
  Allegheny Technologies, Inc.                  1,300         21

                                            NUMBER OF       VALUE
                                               SHARES       (000)
-------------------------------------------------------------------
  Timken (The) Co.                                900    $    20
  Hercules, Inc.                                1,700         20
  Tupperware Corp.                                900         19
  Novell, Inc.                                  5,800         19
  Louisina-Pacific Corp.                        1,700         18
  Citrix Systems, Inc.                          2,900         18
  Longs Drug Stores Corp.                         600         17
  Thomas & Betts Corp.                            900         17
  American Greetings Corp.                      1,000         17
  Palm, Inc.                                    9,237         16
  Parametric Technology Corp.                   4,200         14
  FMC Technologies, Inc. (a)                      687         14
  Potlach Corp.                                   400         14
  Kansas City Southern Industries, Inc.           800         14
  Smucker (J.M.) Co.                              386         13
  Massey Energy Co.                             1,000         13
  FMC Corp.                                       400         12
  Conseco, Inc.                                 5,557         11
  Acuity Brands, Inc.                             600         11
  Vitesse Semiconductor Corp.                   3,200         10
  Rite-Aid Corp.                                3,600          8
  McDermott International, Inc.                 1,000          8
  Power-One, Inc.                               1,300          8
  Skyworks Solutions, Inc. (a)                  1,439          8
  Viasys Healthcare, Inc.                         365          6
  Imagistics International, Inc.                  280          6
  Arch Coal, Inc.                                 244          6
  Mykrolls Corp.                                  406          5
  Kadant, Inc.                                    153          3
  Dun & Bradstreet Corp.                           50          2
  EnPro Industries, Inc.                          280          1
  National Service Industries, Inc.               150          1
  Armstrong Holdings, Inc.                        600          1
  Owens Corning                                   800          1
  Agere Systems, Inc.                             580          1
  Agere Systems, Inc.                             553          1
  Abercrombie & Fitch Co. Class A (a)              27          1
  Synavant, Inc. (a)                              200          -
  WorldCom, Inc.-MCI Group. (a)                    16          -
  WorldCom, Inc. (a)                                1          -
                                                         --------
TOTAL COMMON STOCKS
  (Cost $164,732)                                        145,495
                                                         --------
SHORT-TERM OBLIGATIONS-8.9%
MONEY MARKET FUND-7.9%
  CIGNA Funds Group - Money Market Fund    12,603,969     12,604
                                                         --------

     The Notes to Financial Statements are an integral part of these statements.

S&P 500(R) Index Fund

INVESTMENTS IN SECURITIES continued
June 30, 2002 (Unaudited)

                                                   PRINCIPAL        VALUE
                                                       (000)        (000)
-------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS continued
U.S. GOVERNMENT-1.0%
  U.S. Treasury Bills, (b)
    1.68%, 7/25/02                                  $  100    $    100
    1.87%, 11/14/02                                  1,539       1,539
                                                              --------
                                                                 1,639
                                                              --------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $14,243)                                                14,243
                                                              --------
TOTAL INVESTMENTS IN SECURITIES-99.9%
  (Total Cost $178,975) (c)                                    159,738
  Cash and Other Assets Less Liabilities - 0.1%                     79
                                                              --------
NET ASSETS-100.0%                                             $159,817
                                                              ========

NOTES TO INVESTMENTS IN SECURITIES

 (a) Non-income producing securities.

 (b) This security or a portion thereof is pledged as collateral for Stock Index Futures Contracts. At June 30,2002, the Fund was long 58, S&P 500 Futures Contracts expiring in September 2002. Unrealized loss amounted to $654,000. Underlying face value was $15,010,450 and underlying market value was $14,356,450.

 Tax Information

 (c) At June 30, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $179,013,799 was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost                       $ 16,096,879

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value                        (35,372,523)
                                                                            ------------
  Unrealized depreciation - net                                             $(19,275,644)
                                                                            ============
  (d) At December 31, 2001, the capital loss carryforward was $6,961,540, expiring 2009.

The Notes to Financial Statements are an integral part of these statements.

Small Cap Growth/TimesSquare Fund

INVESTMENTS IN SECURITIES
June 30, 2002 (Unaudited)

                                                    NUMBER OF      VALUE
                                                       SHARES      (000)
---------------------------------------------------------------------------
COMMON STOCKS-89.9%
AIRLINE-0.5%
  ExpressJet Holdings, Inc. (a)                         11,500    $  150
                                                                  ------
BIOTECHNOLOGY-2.8%
  Affymetrix, Inc. (a)                                   5,400       130
  Charles River Laboratories International, Inc. (a)    11,500       403
  Embrex, Inc. (a)                                       9,200       192
  Protein Design Labs, Inc. (a)                         10,900       118
  Transgenomic, Inc. (a)                                 8,800        22
                                                                  ------
                                                                     865
                                                                  ------
DISTRIBUTION/WHOLESALE-2.3%
  SCP Pool Corp. (a)                                    25,650       712
                                                                  ------
ELECTRICAL COMPONENTS & EQUIPMENT-0.4%
  Advanced Energy Industries, Inc. (a)                   4,900       109
                                                                  ------
ELECTRONICS-2.4%
  Cymer, Inc. (a)                                        5,000       175
  Gentex Corp. (a)                                      11,000       302
  Mettler-Toledo International, Inc. (a)                 7,600       280
                                                                  ------
                                                                     757
                                                                  ------
ENERGY-3.0%
  Evergreen Resources, Inc. (a)                          5,400       229
  Hydril Co. (a)                                        11,000       295
  Patterson-UTI Energy, Inc. (a)                         6,500       183
  Pogo Producing Co.                                     6,500       212
                                                                  ------
                                                                     919
                                                                  ------
ENTERTAINMENT-1.7%
  AMC Entertainment, Inc. (a)                           27,000       383
  Macrovision Corp. (a)                                 12,000       157
                                                                  ------
                                                                     540
                                                                  ------
ENVIRONMENTAL-2.4%
  Stericycle, Inc. (a)                                  12,000       425
  Tetra Tech, Inc. (a)                                  22,350       329
                                                                  ------
                                                                     754
                                                                  ------
FINANCIAL-11.7%
  Boston Private Financial Holdings, Inc.               13,000       322
  Bay View Capital Corp. (a)                            43,400       278
  Investment Technology Group, Inc. (a)                 15,000       491
  Investors Financial Services Corp.                    20,000       671
  Jefferies Group, Inc.                                  5,400       227
  LaBranche & Co., Inc. (a)                             10,000       229
  Markel Corp. (a)                                       3,000       591
  Radian Group, Inc.                                     6,800       332
  UCBH Holdings, Inc.                                    8,000       304
  Wintrust Financial Corp.                               4,800       166
                                                                  ------
                                                                   3,611
                                                                  ------

                                                    NUMBER OF     VALUE
                                                       SHARES     (000)
---------------------------------------------------------------------------
FOOD & BEVERAGES-2.0%
  American Italian Pasta Co. Class A (a)                 6,000    $  306
  Constellation Brands, Inc. Class A (a)                10,000       320
                                                                  ------
                                                                     626
                                                                  ------
HEALTH CARE-10.4%
  American Dental Partners, Inc. (a)                    25,900       229
  AmeriPath, Inc. (a)                                   10,000       240
  DaVita, Inc. (a)                                      21,416       510
  Lincare Holdings, Inc. (a)                            26,600       859
  Respironics, Inc. (a)                                  9,800       334
  Techne Corp. (a)                                       7,100       200
  Triad Hospitals, Inc. (a)                              9,000       381
  VCA Antech, Inc. (a)                                  29,800       464
                                                                  ------
                                                                   3,217
                                                                  ------
MANUFACTURING-2.7%
  Applied Films Corp. (a)                                8,100        90
  AptarGroup, Inc.                                       9,000       277
  Brooks-PRI Automation, Inc. (a)                        6,000       153
  Joy Global, Inc. (a)                                  18,400       319
                                                                  ------
                                                                     839
                                                                  ------
MEDIA-4.4%
  Getty Images, Inc. (a)                                20,200       440
  LodgeNet Entertainment Corp. (a)                      20,000       288
  Martha Stewart Living Omnimedia, Inc. Class A (a)     20,300       233
  Penton Media, Inc. (a)                                10,400        22
  Radio One, Inc. Class D (a)                           13,400       199
  Scholastic Corp. (a)                                   5,000       190
                                                                  ------
                                                                   1,372
                                                                  ------
PHARMACEUTICALS-4.3%
  Alkermes, Inc. (a)                                    14,100       226
  Atrix Laboratories, Inc. (a)                          10,300       229
  Medicis Pharmaceutical Corp. Class A (a)               6,500       278
  Omnicare, Inc.                                        13,600       357
  Pharmaceutical Resources, Inc. (a)                     9,000       250
                                                                  ------
                                                                   1,340
                                                                  ------
RETAIL-2.7%
  Advance Auto Parts, Inc. (a)                           5,400       294
  Rent A Center, Inc. (a)                                9,500       551
                                                                  ------
                                                                     845
                                                                  ------
SEMICONDUCTORS-2.0%
  ASM International NV (a)                               8,300       143
  LTX Corp. (a)                                          7,300       104
  Phototronics, Inc. (a)                                14,200       269
  Skyworks Solutions, Inc. (a)                          15,100        84
                                                                  ------
                                                                     600
                                                                  ------

     The Notes to Financial Statements are an integral part of these statements.

Small Cap Growth/TimesSquare Fund

INVESTMENTS IN SECURITIES continued
June 30, 2002 (Unaudited)

                                                            NUMBER OF        VALUE
                                                               SHARES        (000)
------------------------------------------------------------------------------------
COMMON STOCKS continued
SERVICES-15.8%
  Alliance Data Systems Corp. (a)                               25,000     $   639
  Arbitron, Inc. (a)                                             9,800         306
  Corinthian Colleges, Inc. (a)                                  9,900         336
  Corporate Executive Board Co. (a)                             13,800         473
  Education Management Corp. (a)                                13,500         550
  First Health Group Corp. (a)                                  13,300         373
  Management Network Group, Inc. (The) (a)                      16,300          38
  Mobile Mini, Inc. (a)                                          8,000         137
  Pharmaceutical Product Development, Inc. (a)                  12,000         316
  Pre-Paid Legal Services, Inc. (a)                              5,400         107
  Resources Connection, Inc. (a)                                12,700         343
  Ritchie Bros. Auctioneers, Inc. (a)                           13,000         406
  SOURCECORP, Inc. (a)                                           5,300         140
  Valassis Communications, Inc. (a)                             11,100         405
  Watson Wyatt & Co. Holdings, Class A (a)                      13,000         315
                                                                           -------
                                                                             4,884
                                                                           -------
SOFTWARE-15.7%
  Business Objects SA, ADR (a)                                   6,000         169
  BISYS Group, Inc. (The) (a)                                   21,000         699
  Certegy, Inc. (a)                                              9,500         353
  ChoicePoint, Inc. (a)                                          9,000         409
  Documentum, Inc. (a)                                           7,800          94
  Fair, Isaac and Co.                                            6,500         214
  Global Payments, Inc.                                         10,000         298
  Informatica Corp. (a)                                         30,500         216
  Iona Technologies PLC ADR (a)                                 10,900          58
  Jack Henry & Associates, Inc.                                 15,000         250
  Lawson Software, Inc. (a)                                     18,400         106
  National Instruments Corp. (a)                                11,900         387
  NDC Health Corp.                                              10,200         285
  Power Integrations, Inc. (a)                                  14,700         263
  Precise Software Solutions, Ltd. (a)                          16,300         156
  ProQuest Co. (a)                                              11,500         408
  Quest Software, Inc. (a)                                       8,500         123
  THQ, Inc. (a)                                                  8,000         239
  webMethods, Inc. (a)                                          10,900         108
                                                                           -------
                                                                             4,835
                                                                           -------
TELECOMMUNICATIONS-1.4%
  Plantronics, Inc. (a)                                         10,200         194
  West Corp. (a)                                                10,900         240
                                                                           -------
                                                                               434
                                                                           -------

                                                             NUMBER OF     VALUE
                                                                SHARES     (000)
------------------------------------------------------------------------------------
TRANSPORTATION-1.3%
  P.A.M. Transportation Services, Inc. (a)                      10,900     $   262
  Pacer International, Inc. (a)                                  8,500         147
                                                                           -------
                                                                               409
                                                                           -------
TOTAL COMMON STOCKS
  (Cost $28,304)                                                            27,818
                                                                           -------
SHORT-TERM OBLIGATION-10.7%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $3,296)                                            3,296,371       3,296
                                                                           -------
TOTAL INVESTMENTS IN SECURITIES-100.6%
  (Total Cost $31,600) (b)                                                  31,114
  Liabilities in excess of Cash and Other Assets - (0.6)%                     (197)
                                                                           -------
NET ASSETS-100.0%                                                          $30,917
                                                                           =======

NOTES TO INVESTMENTS IN SECURITIES

 (a) Non-income producing security.

 Tax Information

 (b) At June 30, 2002, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $31,903,775, was as follows:

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of value over tax cost            $2,782,454

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value            (3,571,707)
                                                                 ----------
  Unrealized depreciation - net                                  $ (789,253)
                                                                 ==========
  (c) At December 31, 2001, the capital loss carryforward was $1,413,051, expiring 2009.

The Notes to Financial Statements are an integral part of these statements.

Small Cap Value/Berger(R) Fund

INVESTMENTS IN SECURITIES
June 30, 2002 (Unaudited)

                                            NUMBER OF      VALUE
                                               SHARES      (000)
------------------------------------------------------------------
COMMON STOCKS-88.2%
AUTOMOBILE-1.5%
  Wabash National Corp.                        40,000    $  400
                                                         ------
BANKING-9.9%
  Community Bank System, Inc.                  12,000       387
  Downey Financial Corp.                        8,120       384
  First Charter Corp.                          20,000       362
  FNB Corp.                                    16,800       461
  Greater Bay Bancorp.                         12,000       369
  Seacoast Financial Services Corp.            20,000       501
  Waypoint Financial Corp.                     10,000       196
                                                         ------
                                                          2,660
                                                         ------
BROADCASTING & ENTERTAINMENT-1.8%
  C-Cor. Net Corp. (a)                         30,020       210
  DMC Stratex Networks, Inc. (a)               34,000        68
  SonicWall, Inc. (a)                          43,000       216
                                                         ------
                                                            494
                                                         ------
BUILDING & REAL ESTATE-20.2%
  Alexandria Real Estate Equities, Inc.         9,500       469
  Dycom Industries, Inc. (a)                   35,000       409
  Gables Residential Trust                     14,000       447
  Home Properties of NY, Inc.                  22,000       835
  JDN Realty Corp.                             30,000       375
  Joy Global, Inc. (a)                         32,000       555
  Manitowoc, Inc.                              13,500       479
  Parkway Properties, Inc.                     11,000       400
  Rayonier, Inc.                                6,000       295
  Standard-Pacific Corp.                       18,000       631
  Trinity Industries, Inc. (a)                 26,000       539
                                                         ------
                                                          5,434
                                                         ------
CARGO & TRANSPORTATION-1.8%
  CNF, Inc.                                    13,000       494
                                                         ------
CHEMICALS, PLASTIC & RUBBER-3.9%
  Schulman A., Inc.                            16,330       350
  Carlisle Cos., Inc.                           9,000       405
  Polyone Corp.                                26,000       293
                                                         ------
                                                          1,048
                                                         ------
DIVERSIFIED/CONGLOMERATE SERVICES-5.2%
  Federal Signal Corp.                         19,000       456
  Foundary Networks, Inc. (a)                  14,000        98
  Micromuse, Inc. (a)                          42,000       195
  Spherion Corp. (a)                           28,000       333
  webMethods, Inc. (a)                         33,500       332
                                                         ------
                                                          1,414
                                                         ------

                                            NUMBER OF     VALUE
                                               SHARES     (000)
------------------------------------------------------------------
ELECTRONICS-11.2%
  Covansys Corp. (a)                           40,000    $  225
  Filenet Corp. (a)                            23,000       333
  Infocus Corp. (a)                            20,500       241
  Informatica Corp. (a)                        28,000       199
  Integrated Silicon Solution, Inc. (a)        20,000       178
  Newport Corp. (a)                            25,000       392
  Openwave Systems, Inc. (a)                   42,000       236
  Progress Software Corp. (a)                  18,000       266
  Remec, Inc. (a)                              32,000       180
  Silicon Storage Technology, Inc. (a)         28,000       218
  Tecumseh Products Co., Class A               10,530       559
                                                         ------
                                                          3,027
                                                         ------
HEALTH CARE-5.2%
  Beverly Enterprises, Inc. (a)                65,000       495
  Invacare Corp.                               13,500       499
  Province Healthcare Co. (a)                  18,000       402
                                                         ------
                                                          1,396
                                                         ------
HOME & OFFICE FURNISHINGS-1.4%
  La-Z-Boy, Inc.                               15,000       378
                                                         ------
INSURANCE-0.6%
  Horace Mann Educators Corp.                   8,080       151
                                                         ------
MACHINERY-7.4%
  Asyst Technologies, Inc. (a)                 18,490       376
  Briggs & Stratton Corp.                      18,000       690
  Cognex Corp. (a)                             13,000       261
  Global Power Equipment Group, Inc. (a)       34,100       338
  Kaydon Corp.                                 14,000       331
                                                         ------
                                                          1,996
                                                         ------
MINING, STEEL & IRON-1.1%
  Maverick Tube Corporation (a)                19,760       296
                                                         ------
OIL & GAS-8.5%
  Key Energy Group, Inc. (a)                   60,000       630
  Newfield Exploration Company (a)             11,000       409
  Newpark Resources, Inc. (a)                  32,500       239
  Noble Energy, Inc.                            7,500       270
  Pogo Producing Co.                           13,500       440
  Stone Energy Corp. (a)                        7,500       302
                                                         ------
                                                          2,290
                                                         ------
MISCELLANEOUS-3.8%
  Advanced Digital Information Corp. (a)       52,000       438
  Dollar Thrifty Automotive Group, Inc. (a)    20,490       531
  Rayovac Corp. (a)                             2,730        51
                                                         ------
                                                          1,020
                                                         ------

     The Notes to Financial Statements are an integral part of these statements.

Small Cap Value/Berger(R) Fund

INVESTMENTS IN SECURITIES continued
June 30, 2002 (Unaudited)

                                                             NUMBER OF       VALUE
                                                                SHARES       (000)
------------------------------------------------------------------------------------
COMMON STOCKS continued
PRINTING & PUBLISHING-0.5%
  Longview Fibre Co. (a)                                        13,800     $   130
                                                                           -------
RETAIL-1.2%
  Childrens Place Retail Stores (a)                             12,000         318
                                                                           -------
TEXTILES & LEATHER-3.0%
  Transaction Systems Architects, Inc. - Class A (a)            23,000         270
  Wolverine World Wide, Inc.                                    31,120         543
                                                                           -------
                                                                               813
                                                                           -------
TOTAL COMMON STOCKS
  (Cost $22,491)                                                            23,759
                                                                           -------
SHORT-TERM OBLIGATION-12.1%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $3,251)                                            3,251,498       3,251
                                                                           -------
TOTAL INVESTMENTS IN SECURITIES-100.3%
  (Total Cost $25,742) (b)                                                  27,010
  Liabilities in excess of Cash and Other Assets - (0.3)%                      (88)
                                                                           -------
NET ASSETS-100.0%                                                          $26,922
                                                                           =======

NOTES TO INVESTMENTS IN SECURITIES

 (a) Non-income producing security.

 Tax Information

 (b) At June 30, 2002, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $25,742,424, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost            $3,076,705

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value            (1,808,866)
                                                                 ----------
  Unrealized appreciation - net                                  $1,267,839
                                                                 ==========

The Notes to Financial Statements are an integral part of these statements.

International Blend/Bank of Ireland Fund

INVESTMENTS IN SECURITIES
June 30, 2002 (Unaudited)

                                    NUMBER OF         VALUE
                                       SHARES         (000)
------------------------------------------------------------
COMMON STOCKS-96.5%
AUSTRALIA-3.3%
  Brambles Industries Ltd.             10,174    $       54
  Foster's Group Ltd.                  17,260            46
  National Australia Bank Ltd.          4,520            90
  News Corp.                            8,402            46
  Westpac Banking Corp.                 9,750            89
                                                 ----------
                                                        325
                                                 ----------
FINLAND-0.7%
  Nokia Oyj (a)                         4,447            65
                                                 ----------
FRANCE-9.5%
  Alcatel SA (a)                        4,355            30
  Aventis SA                            4,043           286
  AXA                                   7,295           133
  LaFarge                               1,020           102
  TotalFinaElf SA (a)                   2,100           340
  Vivendi Universal (a)                 1,895            41
                                                 ----------
                                                        932
                                                 ----------
GERMANY-6.2%
  Allianz AG                              446            90
  Bayer AG                              3,860           123
  Bayerische Motoren Werke AG           3,995           162
  E. On AG                              3,960           229
                                                 ----------
                                                        604
                                                 ----------
HONG KONG-2.3%
  Cheung Kong Holdings                 11,000            92
  Petrochina Co. Ltd. (a)             328,000            70
  Sun Hung Kai Properties               9,000            68
                                                 ----------
                                                        230
                                                 ----------
ITALY-3.4%
  ENI S.p.A.                           12,678           201
  Telecom Italia S.p.A. (a)            17,200           134
                                                 ----------
                                                        335
                                                 ----------
JAPAN-13.5%
  Acom Co.                                800            55
  Canon, Inc.                           8,000           302
  Fuji Photo Film Ltd.                  3,000            97
  Hitachi Ltd.                         16,000           103
  Honda Motor Co.                       2,800           114
  Hoya Corp.                            1,200            87
  Nintendo Co.                            800           118
  NTT DoCoMo                               32            79
  Rohm Co.                                400            60
  SMC Corp.                               600            71

                                    NUMBER OF         VALUE
                                       SHARES         (000)
------------------------------------------------------------
JAPAN continued
  Sony Corp.                            1,200    $       63
  Takeda Chemical Industries            4,000           176
                                                 ----------
                                                      1,325
                                                 ----------
KOREA-1.8%
  Kookmin Bank                          1,300            64
  Posco                                 1,350            37
  Samsung Electronics Co. Ltd. GDR        525            72
                                                 ----------
                                                        173
                                                 ----------
NETHERLANDS-12.3%
  ABN-Amro Holdings NV                  9,695           176
  Ahold (Kon) NV                        7,995           168
  Fortis (NL) NV                        2,100            45
  Heineken NV                           1,520            67
  ING Groep NV                         13,485           346
  Philips Electronics NV (a)            7,369           205
  Reed Elsevier NV (a)                  7,199            98
  TPG NV                                2,650            60
  VNU NV                                1,535            43
                                                 ----------
                                                      1,208
                                                 ----------
PORTUGAL-0.3%
  Electricidade De Portugal EDP        12,833            25
                                                 ----------
SPAIN-2.9%
  Banco Santander Central              20,426           162
  Telefonica SA (a)                    14,848           124
                                                 ----------
                                                        286
                                                 ----------
SWITZERLAND-12.0%
  Nestle SA                             1,470           342
  Novartis AG                           4,315           189
  Roche Holdings AG - Genusss           2,010           152
  Swiss Reinsurance                     2,750           268
  UBS AG (a)                            4,405           221
                                                 ----------
                                                      1,172
                                                 ----------
UNITED KINGDOM-28.3%
  3I Group PLC                          3,910            41
  AstraZeneca PLC                       1,970            82
  Barclays PLC                         34,150           287
  Boots Co. PLC                         4,053            40
  BP PLC                               17,112           144
  British American Tobacco PLC          7,731            83
  Cadbury Schweppes PLC                12,972            97
  Compass Group PLC                    15,423            94
  Diageo PLC                           18,310           238
  Glaxosmithkline PLC                  13,194           285

     The Notes to Financial Statements are an integral part of these statements.

International Blend/Bank of Ireland Fund

INVESTMENTS IN SECURITIES continued
June 30, 2002 (Unaudited)

                                               NUMBER OF           VALUE
                                                  SHARES           (000)
-------------------------------------------------------------------------
COMMON STOCKS continued
UNITED KINGDOM continued
  Hilton Group PLC                                  14,870    $       52
  HSBC Holdings                                     11,435           132
  Lloyds TSB Group PLC                              25,344           252
  Prudential PLC                                    13,820           126
  Railtrack Group PLC                                3,440            12
  Reuters Group                                      4,148            22
  RMC Group                                          2,550            25
  Shell Transport and Trading                       32,531           245
  Smiths Group PLC                                   2,553            33
  Tesco PLC                                         21,140            77
  Unilever PLC                                      19,789           180
  Vodafone Group PLC                               107,342           147
  Wolseley (a)                                       2,780            28
  WPP Group                                          6,100            52
                                                              ----------
                                                                   2,774
                                                              ----------
TOTAL COMMON STOCKS
  (Cost $10,863)                                                   9,454
                                                              ----------
SHORT-TERM OBLIGATION-3.2%
MONEY MARKET FUND
  CIGNA Funds Group - Money Market Fund
    (Cost $308)                                    308,429           308
                                                              ----------
TOTAL INVESTMENT IN SECURITIES-99.7%
  (Total Cost $11,171) (c)                                         9,762
  Cash and Other Assets Less Liabilities - 0.3%                       33
                                                              ----------
NET ASSETS-100.0%                                             $    9,795
                                                              ==========

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES

 (a) Non-income producing security.

 (b) A summary of outstanding forward currency contracts, as of June 30, 2002, is as follows:

                                                              Net
                                                           Unrealized
Settlement     Deliver/       Units of      Contract      Appreciation
Date           Receive        Currency        Value      (Depreciation)
------------   ----------   ------------   ----------   ---------------
  Sells
  07/15/02       Yen        13,462,000     $102,661        $  (9,749)
  07/22/02       Yen        11,526,000       89,594           (6,684)
  08/13/02       Yen        11,124,000       86,975           (6,053)
  08/28/02       Yen        3,248,000        27,233               49
                                           --------        ---------
                                           $306,463        $ (22,437)
                                           --------        ---------

 Tax Information

 (c) At June 30, 2002, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $11,198,128, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost            $   711,272

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value             (2,147,396)
                                                                 -----------
  Unrealized depreciation - net                                  $(1,436,124)
                                                                 ===========
  (d) At December 31, 2001, the capital loss carryforward
  was as follows:
   expiring 2008                                                 $   129,744
   expiring 2009                                                     597,402
                                                                 -----------
                                                                 $   727,146
                                                                 ===========

The Notes to Financial Statements are an integral part of these statements.

TimesSquare Core Plus Bond Fund

INVESTMENTS IN SECURITIES
June 30, 2002 (Unaudited)

                                                                       PRINCIPAL          VALUE
                                                                           (000)          (000)
-----------------------------------------------------------------------------------------------
LONG-TERM BONDS-91.0%
BUILDING & CONSTRUCTION-0.2%
  Case Corporation, 7.25%, 2016                                     $      220     $      175
                                                                                   ----------
CONSUMER & RETAIL-1.7%
  Budget Group, Inc., 9.13%, 2006 (a)                                      490            118
  GFSI, Inc. 9.63%, 2007                                                   110             97
  Kellogg Co., 7.45%, 2031                                                 210            230
  Kmart Corp., 9.88%, 2008
    (144 security acquired Mar. 2002 for $198) (a) (b)                     430            172
  Kroger Company, 7.50%, 2031                                              235            243
  Mastellone Hermanos SA, 11.75%, 2008 (a)                                  70             14
  Safeway, Inc., 7.25%, 2031                                                80             82
  Supervalu, Inc., 7.50%, 2012                                             190            197
  Toys "R" Us, Inc., 7.63%, 2011                                           100             97
  VFB LLC, 10.25%, 2009 (a)                                              1,950            351
                                                                                   ----------
                                                                                        1,601
                                                                                   ----------
ENTERTAINMENT & COMMUNICATIONS-5.4%
  AOL Time Warner, Inc. 7.63%, 2031                                         65             57
  AT&T Corp., 8.00%, 2031
    (144A security acquired Nov. 2001 for $70) (b)                          70             55
  British Telecommunications PLC,
  8.88% (coupon change based on rating), 2030                              745            801
  Charter Communications Holdings LLC, 10.75%, 2009                        310            214
  Clear Channel Communication, 7.88%, 2005                                 155            158
  France Telecom SA, 7.75%
    (Coupon change based on rating), 2011                                  520            460
  ITT Corp., 7.40%, 2025                                                   505            525
  Koninklijke KPN, NV, 8.00%, 2010                                         890            898
  Lenfest Communications, Inc., 8.25%, 2008                                420            406
  News America Holdings, 7.75%, 2045                                       220            195
  Tele Communications, Inc.,
    9.80%, 2012                                                            330            339
    7.88%, 2013                                                            310            279
  Time Warner, Inc., 8.18%, 2007                                           785            813
  WorldCom, Inc., 8.25%, 2031 (a)                                          155             24
                                                                                   ----------
                                                                                        5,224
                                                                                   ----------
FINANCIAL-11.9%
  Amvescap PLC, 5.90%, 2007                                                370            375
  Bank of America Corp., 7.80%, 2010                                       175            194
  Citigroup, Inc.,
    7.25%, 2010                                                             50             54
    6.63%, 2032                                                            190            184
  City National Bank, 6.75%, 2011                                          310            321
  Credit Suisse First Boston Mortgage Securities Corp.,
    Interest Only, 7.50%, 2032                                             700            114

                                                                       PRINCIPAL          VALUE
                                                                           (000)          (000)
-----------------------------------------------------------------------------------------------
FINANCIAL continued
  Den Norske Bank, Step Coupon
    (7.73% to 6/29/11) perpetual
    (144A security acquired Mar. & May 2002 for $461) (b)           $      445     $      475
  Deutsche Telekom International Finance BV,
    8.25% (coupon change based on rating), 2030                            100             92
    9.25%, 2032                                                             90             90
  Ford Motor Credit Co.,
    6.88%, 2006                                                          1,055          1,078
    7.38%, 2009                                                            355            360
    7.38%, 2011                                                            365            369
  Fosters Financial Corp., 6.88%, 2011
    (144A security acquired Mar. 2002 for $223) (b)                        220            234
  General Motors Acceptance Corp.,
    6.13%, 2006                                                            610            621
    6.88%, 2011                                                            440            436
    7.00%, 2012                                                            135            135
  Goldman Sachs Group, Inc., 6.88%, 2011                                   425            442
  Household Finance Corp., 6.38%, 2011                                     120            115
  International Lease Finance Corp.,
    5.63%, 2007                                                            320            324
    6.38%, 2009                                                            185            190
  John Deere Capital Corp., 7.00%, 2012                                    150            160
  Lehman Brothers Holdings, Inc., 6.63%, 2012                              240            245
  Morgan Stanley Group, Inc., 6.75%, 2011                                  390            404
  Old Kent Bank,
    Step Coupon (7.75%, to 8/10/05), 2010                                  410            443
  Pemex Project Funding Master Trust, 9.13%, 2010                           45             47
  Prudential Insurance Co. of America, 6.88%, 2003
    (144A security acquired Jan. 2000 for $1,418) (b)                    1,450          1,493
  Royal Bank of Scotland Group PLC, Step Coupon
    (7.65%, to 9/30/31), 2049                                              425            443
  Sprint Capital Corp., 6.88%, 2028                                        185            120
  Standard Chartered Bank, 8.00%, 2031
    (144A security acquired Dec. 2001 & Mar. 2002 for $235) (b)            230            236
  Sumitomo Mitsui Bank Corp., 8.00%, 2012                                  190            192
  Union Planters Corp., 6.75%, 2005                                        270            286
  Unitrin, Inc., 5.75%, 2007                                               255            254
  US West Capital Funding, Inc., 6.50%, 2018                               180            106
  XL Capital Europe PLC, 6.50%, 2012                                       420            430
  Zions Bancorp.,
    Step Coupon (6.50%, 10/15/2006), 2011                                  360            360
                                                                                   ----------
                                                                                       11,422
                                                                                   ----------
FOREIGN GOVERNMENT-2.9%
  Argentina (Republic of), 6.00%, 2023 (a)                                 350            154
  Brazil Federative (Republic of), 8.00%, 2014                             677            425
  Columbia (Republic of), 10.00%, 2012                                     130            123

     The Notes to Financial Statements are an integral part of these statements.

TimesSquare Core Plus Bond Fund

INVESTMENTS IN SECURITIES continued
June 30, 2002 (Unaudited)

                                                               PRINCIPAL          VALUE
                                                                   (000)          (000)
---------------------------------------------------------------------------------------
LONG-TERM BONDS continued
FOREIGN GOVERNMENT continued
  Quebec (Province of Canada),
    5.50%, 2006                                             $      525     $      546
    7.50%, 2023                                                    845            962
  Russian Federation,
    Step Coupon (5.00% to 3/31/07), 2030
    (144A security acquired June 2002 for $246)                    360            249
  United Mexican States, 9.88%, 2010                               290            326
                                                                           ----------
                                                                                2,785
                                                                           ----------
INDUSTRIAL-3.9%
  BAE Systems Holdings, 6.40%, 2011
    (144A security acquired Dec. 2001 for $716) (b)                720            729
  Kaiser Aluminum & Chemical Corp., 12.75%, 2003 (a)               330             63
  Lockheed Martin Corp., 8.20%, 2009                             1,425          1,654
  Sappi Papier Holding AG, 6.75%, 2012
    (144A security acquired June 2002 for $282) (b)                280            286
  Stora Enso Oyj, 7.38%, 2011                                      290            313
  Systems 2001 Asset Trust LLC, 7.16%, 2011
    (144A security acquired Mar. 2002 for $299) (b)                296            315
  USEC, Inc., 6.63%, 2006                                          190            170
  USX Marathon Group, 8.13%, 2023                                  240            266
                                                                           ----------
                                                                                3,796
                                                                           ----------
LODGING-0.1%
  Starwood Hotels & Resorts Worldwide, Inc., 7.88%, 2012
    (144A security acquired May 2002 for $90) (b)                   90             89
                                                                           ----------
MEDICAL-0.5%
  Lilly (Eli) & Co., 6.77%, 2036                                   435            447
                                                                           ----------
OIL & GAS-1.4%
  Conoco Funding Co., 6.35%, 2011                                  795            825
  Occidental Petroleum Corp., 7.65%, 2006                          445            486
  Williams Companies, Inc., 7.50%, 2031                             75             54
                                                                           ----------
                                                                                1,365
                                                                           ----------
SERVICES-0.2%
  Laidlaw, Inc., 7.88%, 2005 (a)                                   365            223
                                                                           ----------
STRUCTURED SECURITIES-1.4%
  American Express Credit, Ser. 1999-1A, 5.60%, 2006               850            883
  Champion Home Builders Co. 11.25%, 2007
    (144A security acquired April 2002 for $178) (b)               180            153
  Qwest Capital Funding, Inc., 7.00%, 2009                         640            355
                                                                           ----------
                                                                                1,391
                                                                           ----------
TRANSPORTATION-2.5%
  American Airlines, 6.82%, 2011                                   530            523
  Burlington Northern Santa Fe, 8.13%, 2020                        290            326
  Federal Express Corp., 7.60%, 2097                                90             88

                                                               PRINCIPAL          VALUE
                                                                   (000)          (000)
---------------------------------------------------------------------------------------
TRANSPORTATION continued
  Norfolk Southern Corp., 7.70%, 2017                       $      395     $      435
  Union Pacific Corp.,
    7.60%, 2005                                                    300            326
    5.75%, 2007                                                    405            417
    6.13%, 2012                                                    310            312
                                                                           ----------
                                                                                2,427
                                                                           ----------
UTILITIES-1.9%
  AES Drax Energy Ltd., 11.50%, 2010                               330            135
  Detroit Edison Co., 6.13%, 2010                                  240            240
  First Energy Corp.,
    5.50%, 2006                                                    560            544
    6.45%, 2011                                                    245            234
    7.38%, 2031                                                     75             70
  Niagara Mohawk Power Co., 7.38%, 2003                             85             88
  Pinnacle Partners, 8.83%, 2004
    (144A security acquired Mar. 2002 for $190) (b)                190            194
  Progress Energy, Inc., 7.10%, 2011                               345            364
                                                                           ----------
                                                                                1,869
                                                                           ----------
U.S. GOVERNMENT & AGENCIES-57.0%
  Fannie Mae,
    Interest Only 7.80%, 2017                                    9,171            180
    6.00%, 2029                                                  3,349          3,355
    6.25%, 2029                                                    365            365
    8.00%, 2030                                                  1,488          1,585
    7.00%, 2031                                                  1,834          1,904
    8.00%, 2031                                                    583            621
    6.50%, 2032                                                 11,820         12,049
    7.00%, 2032                                                  6,884          7,130
  Financing Corp., Principal Strips from
    9.60%, 2018                                                  3,040          1,074
    9.90%, 2018                                                    880            312
    10.00%, 2018                                                 1,750            647
    8.60%, 2019                                                    495            166
    9.65%, 2019                                                    415            145
    9.70%, 2019                                                    740            257
  Freddie Mac,
    6.88%, 2010                                                  1,235          1,372
    6.00%, 2017                                                  2,364          2,415
    6.50%, 2017                                                  1,346          1,395
    6.75%, 2031                                                    720            774
    6.00%, 2032                                                    549            548
    7.50%, 2032                                                  2,169          2,277
  Ginnie Mae,
    6.50%, 2031                                                  1,064          1,085
    6.50%, 2032                                                    947            966

The Notes to Financial Statements are an integral part of these statements.

TimesSquare Core Plus Bond Fund

INVESTMENTS IN SECURITIES continued
June 30, 2002 (Unaudited)

                                                         PRINCIPAL         VALUE
                                                             (000)         (000)
--------------------------------------------------------------------------------
LONG-TERM BONDS continued
U.S. GOVERNMENT & AGENCIES continued
  U.S. Treasury Bond, 6.00%, 2026                      $      590    $     614
  U.S. Treasury Notes,
    6.25%, 2003                                               150          154
    7.88%, 2004                                             4,885        5,414
    4.63%, 2006                                             5,585        5,753
    6.00%, 2009                                             1,450        1,575
    5.00%, 2011                                               940          956
                                                                     ---------
                                                                        55,088
                                                                     ---------
TOTAL LONG-TERM BONDS
  (Cost $87,993)                                                        87,902
                                                                     ---------
                                                          NUMBER OF
                                                             SHARES
                                                      -------------
PREFERRED STOCK-2.4%
ENTERTAINMENT & COMMUNICATIONS-0.5%
  Centaur Funding Corp., 9.08%
    (144A security acquired Jan. 2001 for $524) (b)           500          508
                                                                     ---------
FINANCIAL-1.6%
  Golden State Bancorp, 9.13%                              19,670          514
  Citigroup, Inc., 5.86%
    (depository shares = 1/5 of preferred share)            8,110          373
  IBJ Preferred Capital Co. LLC,
    Step Coupon (8.79% to 6/30/08) (144A security
    acquired Feb., Mar. & May 2002 for $650) (b)              820          676
                                                                     ---------
                                                                         1,563
                                                                     ---------
STRUCTURED SECURITIES-0.3%
  Natexis AMBS Co. LLC,
    Step Coupon (8.44% to 6/30/08)
    (144A security acquired May 2002 for $239)                220          244
                                                                     ---------
TOTAL PREFERRED STOCK
  (Cost $2,283)                                                          2,315
                                                                     ---------
SHORT-TERM OBLIGATIONS--5.5%
MONEY MARKET FUND-5.4%
  CIGNA Funds Group - Money Market Fund                 5,230,566        5,230
                                                                     ---------
                                                          PRINCIPAL
                                                              (000)
                                                      -------------
U.S. GOVERNMENT-0.1%
  U.S. Treasury Bill, 1.69%, 08/02/2002 (c)            $       50           50
                                                                     ---------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost $5,280)                                                          5,280
                                                                     ---------
TOTAL INVESTMENTS IN SECURITIES-98.9%
  (Total Cost $95,556) (e)                                              95,497
  Cash and Other Assets Less Liabilities - 1.1%                          1,074
                                                                     ---------
NET ASSETS-100.0%                                                    $  96,571
                                                                     =========

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES

 (a) Indicates defaulted security.

 (b) Indicates restricted security; the aggregate value of restricted securities is $6,107,203 (aggregate cost $6,020,231), which is approximately 6.3% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.

 (c) Pledged as collateral for financial futures contracts. At June 28, 2002, the Fund was long 18, 2-year U.S. Treasury Notes and was short 10, 30 year U.S. Treasury Bond futures contracts 2, 5 year and 19, 10-year U.S. Treasury Note futures contracts, all expiring in September 2002. Net unrealized loss amounted to $15,570. Underlying face values of the long and short positions were $3,740,938 and ($3,226,320), respectively, and underlying market values were $3,779,156 and ($3,280,109), respectively.

 (d) A summary of outstanding forward currency contracts, as of June 30, 2002, is as follows:

                                                                Net
                                                             Unrealized
Settlement     Forward        Foreign        Contract       Appreciation
Date           Contract       Currency        Value        (Depreciation)
------------   ----------   -----------   -------------   ---------------
  Sells
  07/31/02       EURO       2,260,000     $2,090,107        $ (134,378)
  Buys
  07/31/02       EURO       2,770,000     $2,400,859        $  325,612

     Tax Information

 (e) At June 30, 2002, the net unrealized depreciation of investments, based on cost for federal income tax purposes of $95,676,114, was as follows:

  Aggregate gross unrealized appreciation for all investments
  in which there was an excess of value over tax cost            $1,556,261

  Aggregate gross unrealized depreciation for all investments
  in which there was an excess of tax cost over value            (1,735,393)
                                                                 ----------
  Unrealized depreciation - net                                  $ (179,132)
                                                                 ==========

     The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)
(In Thousands)

                                                             Balanced         Large         Large
                                                               Fund        Cap Growth/    Cap Value/
                                                         (sub-advised by      Morgan       John A.
                                                            Wellington       Stanley     Levin & Co.
                                                           Management)         Fund          Fund
----------------------------------------------------------------------------------------------------
Assets:
Investments in securities at value                          $ 13,087        $10,244       $ 15,957
Cash                                                               1             16              -
Foreign currency (Cost $24)                                        -              -              -
Interest and dividends receivable, net of
 withholding taxes                                                64              9             33
Receivable for investments sold                                  318             79              -
Futures variation margin receivable                                -              -              -
Receivable for forward currency contracts                          -              -              -
Receivable from investment adviser                                 3              5              -
Prepaid expenses                                                  16             17             11
Investment for Trustees' deferred compensation plan                -              -              1
Other assets                                                       -              -              -
                                                            --------        -------       --------
 Total assets                                                 13,489         10,370         16,002
                                                            --------        -------       --------
Liabilities:
Payable for investments purchased                                323            131             26
Payable for forward currency contracts                             -              -              -
Futures variation margin payable                                   -              -              -
Swap contracts payable                                             -              -              -
Custodian fees payable                                             2              6              -
Audit and legal fees payable                                       6              6              6
Advisory fees payable                                              -              -              -
Administrative services fees payable                               7              6              7
Shareholder servicing and distribution fees payable
 to Distributor                                                    7              7              9
Deferred Trustees' fees payable                                    -              -              1
Other accrued expenses                                             3              4              2
                                                            --------        -------       --------
 Total liabilities                                               348            160             51
                                                            --------        -------       --------
Net Assets                                                  $ 13,141        $10,210       $ 15,951
                                                            ========        =======       ========
Components of Net Assets:
Paid-in capital                                             $ 14,224        $15,346       $ 18,974
Undistributed (overdistributed) net investment income            206             (7)           182
Accumulated net realized gain (loss) on investments           (1,439)        (3,681)          (142)
Net unrealized appreciation (depreciation) of
 investments                                                     150         (1,448)        (3,063)
                                                            --------        -------       --------
Net Assets                                                  $ 13,141        $10,210       $ 15,951
                                                            ========        =======       ========
Net Assets
Institutional Class                                         $  4,388        $ 2,869       $  4,227
Premier Class                                                  4,570          3,532          6,108
Retail Class                                                   4,183          3,809          5,616
                                                            --------        -------       --------
                                                            $ 13,141        $10,210       $ 15,951
                                                            ========        =======       ========
Shares Outstanding
Institutional Class                                              474            468            495
Premier Class                                                    494            579            718
Retail Class                                                     455            628            662
                                                            --------        -------       --------
                                                               1,423          1,675          1,875
                                                            ========        =======       ========
Net Asset Value and Redemption Price per Share
Institutional Class                                         $   9.26        $  6.13       $   8.54
Premier Class                                               $   9.24        $  6.10       $   8.51
Retail Class                                                $   9.20        $  6.06       $   8.48

Cost of Investments                                         $ 12,937        $11,692       $ 19,020
                                                            ========        =======       ========

                                                                                                      International   TimesSquare
                                                             S&P          Small         Small            Blend/         Core
                                                            500(R)     Cap Growth/     Cap Value/        Bank of        Plus
                                                            Index      TimesSquare     Berger(R)        Ireland         Bond
                                                             Fund          Fund          Fund             Fund          Fund
---------------------------------------------------------------------------------------------------------------------------------
Assets:
Investments in securities at value                        $ 159,738     $ 31,114        $ 27,010        $  9,762       $ 95,497
Cash                                                              -            1               -               -             95
Foreign currency (Cost $24)                                       -            -               -              24              -
Interest and dividends receivable, net of
 withholding taxes                                              191            3              18              35(1)       1,020
Receivable for investments sold                                   -          115              77               3            606
Futures variation margin receivable                               -            -               -               -              2
Receivable for forward currency contracts                         -            -               -               -            191
Receivable from investment adviser                                3            -               -               6              -
Prepaid expenses                                                 10           17              19              14              8
Investment for Trustees' deferred compensation plan              14            1               1               -              4
Other assets                                                      -            -               -               2              -
                                                          ---------     --------        --------        --------       --------
 Total assets                                               159,956       31,251          27,125           9,846         97,423
                                                          ---------     --------        --------        --------       --------
Liabilities:
Payable for investments purchased                                 -          290             159               6            592
Payable for forward currency contracts                            -            -               -              22              -
Futures variation margin payable                                 28            -               -               -              -
Swap contracts payable                                            -            -               -               -            211
Custodian fees payable                                            7            2               2               -              -
Audit and legal fees payable                                     16            6               6               6             10
Advisory fees payable                                             -           12              10               -             13
Administrative services fees payable                             35            9               7               9             19
Shareholder servicing and distribution fees payable
 to Distributor                                                  26           10              16               8              1
Deferred Trustees' fees payable                                  14            1               1               -              4
Other accrued expenses                                           13            4               2               -              2
                                                          ---------     --------        --------        --------       --------
 Total liabilities                                              139          334             203              51            852
                                                          ---------     --------        --------        --------       --------
Net Assets                                                $ 159,817     $ 30,917        $ 26,922        $  9,795       $ 96,571
                                                          =========     ========        ========        ========       ========
Components of Net Assets:
Paid-in capital                                           $ 191,093     $ 34,325        $ 24,798        $ 12,921       $ 98,181
Undistributed (overdistributed) net investment income         1,076         (147)             66              85           (292)
Accumulated net realized gain (loss) on investments         (12,461)      (2,775)            790          (1,782)        (1,437)
Net unrealized appreciation (depreciation) of
 investments                                                (19,891)        (486)          1,268          (1,429)           119
                                                          ---------     --------        --------        --------       --------
Net Assets                                                $ 159,817     $ 30,917        $ 26,922        $  9,795       $ 96,571
                                                          =========     ========        ========        ========       ========
Net Assets
Institutional Class                                       $ 134,892     $ 18,755        $  7,170        $  3,388       $ 95,330
Premier Class                                                 3,098        5,899           8,833           4,752            559
Retail Class                                                 21,827        6,263          10,919           1,655            682
                                                          ---------     --------        --------        --------       --------
                                                          $ 159,817     $ 30,917        $ 26,922        $  9,795       $ 96,571
                                                          =========     ========        ========        ========       ========
Shares Outstanding
Institutional Class                                          22,169        2,083             586             469          9,656
Premier Class                                                   509          658             723             660             57
Retail Class                                                  3,608          702             899             231             69
                                                          ---------     --------        --------        --------       --------
                                                             26,286        3,443           2,208           1,360          9,782
                                                          =========     ========        ========        ========       ========
Net Asset Value and Redemption Price per Share
Institutional Class                                       $    6.08     $   9.00        $  12.25        $   7.22       $   9.87
Premier Class                                             $    6.08     $   8.97        $  12.21        $   7.20       $   9.84
Retail Class                                              $    6.05     $   8.92        $  12.15        $   7.17       $   9.81

Cost of Investments                                       $ 178,975     $ 31,600        $ 25,742        $ 11,171       $ 95,556
                                                          =========     ========        ========        ========       ========

(1)Including foreign tax reclaim receivable of $17 and cost of $33.

The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2002 (Unaudited)
(In Thousands)

                                                  Balanced         Large         Large
                                                    Fund        Cap Growth/    Cap Value/
                                              (sub-advised by      Morgan       John A.
                                                 Wellington       Stanley     Levin & Co.
                                                Management)         Fund          Fund
                                             ----------------- ------------- -------------
Investment Income:
 Dividends (net of foreign taxes withheld)        $   76         $    43       $    129
 Interest                                            146               3             12
                                                  ------         -------       --------
                                                     222              46            141
Expenses:
 Investment advisory fees                             48              41             60
 Custodian fees and expenses                          22              26             16
 Administrative services fees                         11              11             11
 Registration fees                                    11              11             16
 Audit and legal fees                                  9               9              9
 Distribution fees
 Premier Class                                         -               -              -
 Retail Class                                          5               4              7
 Shareholder servicing fees
 Premier Class                                         5               4              7
 Retail Class                                          4               3              5
 Shareholder reports                                   1               1              1
 Other                                                 -               1              2
                                                  ------         -------       --------
  Total expenses                                     116             111            134
  Less expenses waived and reimbursed by
   Adviser or distributor                            (51)            (58)           (49)
                                                  ------         -------       --------
 Net expenses                                         65              53             85
                                                  ------         -------       --------
Net Investment Income (Loss)                         157              (7)            56
                                                  ------         -------       --------
Realized and Unrealized Gain (Loss)
 on Investments:
 Net realized gain (loss) from:
   Currency contracts                                  -               -              -
   Futures contracts                                   -               -              -
   Securities transactions                          (539)           (666)           (39)
                                                  ------         -------       --------
                                                    (539)           (666)           (39)
                                                  ------         -------       --------
 Net change in unrealized appreciation
   (depreciation):
   Currency contracts                                  -               -              -
   Futures contracts                                   -               -              -
   Swaps                                               -               -              -
   Investments                                      (211)         (1,373)        (3,093)
                                                  ------         -------       --------
                                                    (211)         (1,373)        (3,093)
                                                  ------         -------       --------
Net Realized and Unrealized Gain (Loss)
 on Investments                                     (750)         (2,039)        (3,132)
                                                  ------         -------       --------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                        $ (593)        $(2,046)      $ (3,076)
                                                  ======         =======       ========
(A) Amount less than $1.

                                                                                           International   TimesSquare
                                                  S&P          Small          Small           Blend/          Core
                                                 500(R)     Cap Growth/     Cap Value/        Bank of         Plus
                                                 Index      TimesSquare    Berger(R)         Ireland          Bond
                                                  Fund          Fund          Fund             Fund           Fund
                                             ------------- ------------- ---------------- --------------- ------------
Investment Income:
 Dividends (net of foreign taxes withheld)     $   1,058     $      7         $  164          $  131         $  68
 Interest                                            200           17             23               3         2,073
                                               ---------     --------         ------          ------         -----
                                                   1,258           24            187             134         2,141
Expenses:
 Investment advisory fees                            174          140            116              48           241
 Custodian fees and expenses                          73           28             26              39            51
 Administrative services fees                         41           13             12              13            25
 Registration fees                                    20           12              8              13            23
 Audit and legal fees                                 23            9              9               9            11
 Distribution fees
 Premier Class                                         -            -              -               -            (A)
 Retail Class                                         26            7             10               2             1
 Shareholder servicing fees
 Premier Class                                         3            6              9               6            (A)
 Retail Class                                         21            6              8               2             1
 Shareholder reports                                   5            1              1               1             2
 Other                                                13            2              1               2             4
                                               ---------     --------         ------          ------         -----
  Total expenses                                     399          224            200             135           359
  Less expenses waived and reimbursed by
   Adviser or distributor                           (146)         (54)           (45)            (76)         (144)
                                               ---------     --------         ------          ------         -----
 Net expenses                                        253          170            155              59           215
                                               ---------     --------         ------          ------         -----
Net Investment Income (Loss)                       1,005         (146)            32              75         1,926
                                               ---------     --------         ------          ------         -----
Realized and Unrealized Gain (Loss)
 on Investments:
 Net realized gain (loss) from:
   Currency contracts                                  -            -              -               1           (26)
   Futures contracts                              (3,100)           -              -               -           (44)
   Securities transactions                        (2,238)        (996)           442            (857)         (847)
                                               ---------     --------         ------          ------         -----
                                                  (5,338)        (996)           442            (856)         (917)
                                               ---------     --------         ------          ------         -----
 Net change in unrealized appreciation
   (depreciation):
   Currency contracts                                  -            -              -             (35)          170
   Futures contracts                                (774)           -              -               -           (49)
   Swaps                                               -            -              -               -             3
   Investments                                   (19,031)      (1,769)          (496)            490           869
                                               ---------     --------         ------          ------         -----
                                                 (19,805)      (1,769)          (496)            455           993
                                               ---------     --------         ------          ------         -----
Net Realized and Unrealized Gain (Loss)
 on Investments                                  (25,143)      (2,765)           (54)           (401)           76
                                               ---------     --------         ------          ------         -----
Net Increase (Decrease) in Net Assets
 Resulting from Operations                     $ (24,138)    $ (2,911)        $  (22)         $ (326)        $2,002
                                               =========     ========         ======          ======         ======

(A) Amount less than $1.

     The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

STATEMENTS OF CHANGES IN NET ASSETS
(In Thousands)

                                                  Balanced Fund (sub-advised by        Large Cap Growth/
                                                      Wellington Management)          Morgan Stanley Fund
                                                  ------------------------------ ------------------------------
                                                    For the Six    For the Year    For the Six    For the Year
                                                    Months Ended       Ended       Months Ended       Ended
                                                   June 30, 2002   December 31,   June 30, 2002   December 31,
                                                    (Unaudited)        2001        (Unaudited)        2001
---------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                          $   157         $  289         $    (7)       $    (13)
Net realized gain (loss) on Investments                  (539)          (871)           (666)         (2,278)
Net unrealized appreciation (depreciation) on
 Investments                                             (211)           350          (1,373)            730
                                                       ------         ------         --------        -------
Net increase (decrease) from operations                  (593)          (232)         (2,046)         (1,561)
                                                       ------         ------         --------        -------
Dividends and Distributions:
From net investment income
 Institutional Class                                        -           (103)              -               -
 Premier Class                                              -            (98)              -               -
 Retail Class                                               -            (66)              -               -
From net realized capital gains
 Institutional Class                                        -              -               -               -
 Premier Class                                              -              -               -               -
 Retail Class                                               -              -               -               -
                                                       ------         ------         -------        --------
Total dividends and distributions                           -           (267)              -               -
                                                       ------         ------         -------        --------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                           -              2             127              15
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions             -            103               -               -
                                                       ------         ------         -------        --------
                                                            -            105             127              15
Cost of shares redeemed                                     -             (2)              -             (15)
                                                       ------         ------         -------        --------
Total from Institutional Class                              -            103             127               -
                                                       ------         ------         -------        --------
Premier Class
Net proceeds from sales of shares                          15            204             341             351
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions             -             98               -               -
                                                       ------         ------         -------        --------
                                                           15            302             341             351
Cost of shares redeemed                                   (23)          (283)            (49)            (90)
                                                       ------         ------         -------        --------
Total from Premier Class                                   (8)            19             292             261
                                                       ------         ------         -------        --------
Retail Class
Net proceeds from sales of shares                       1,138          1,959           1,756           1,602
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions             -             66               -               -
                                                       ------         ------         -------        --------
                                                        1,138          2,025           1,756           1,602
Cost of shares redeemed                                  (290)          (561)           (336)           (295)
                                                       ------         ------         --------        -------
Total from Retail Class                                   848          1,464           1,420           1,307
                                                       ------         ------         --------        -------
Net increase from Fund share transactions                 840          1,586           1,839           1,568
                                                       ------         ------         -------         -------
Total Net Increase (Decrease) in Net Assets               247          1,087            (207)              7
Net Assets:
Beginning of period                                    12,894         11,807          10,417          10,410
                                                      --------       -------        --------        --------
End of period*                                        $13,141        $12,894         $10,210        $ 10,417
                                                      =======        =======         =======        ========
* Includes undistributed (overdistributed) net
 investment income of:                                $   206        $    49         $    (7)       $      -
                                                      =======        =======         =======        ========
(A) Amount less than $1.

                                                         Large Cap Value/
                                                    John A. Levin & Co. Fund(1)     S&P 500(R) Index Fund
                                                  ------------------------------ -----------------------------
                                                    For the Six    For the Year    For the Six    For the Year
                                                    Months Ended       Ended       Months Ended      Ended
                                                   June 30, 2002   December 31,   June 30, 2002   December 31,
                                                    (Unaudited)        2001        (Unaudited)        2001
--------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                         $     56        $   126        $  1,005       $  2,417
Net realized gain (loss) on Investments                   (39)          (103)         (5,338)        (5,838)
Net unrealized appreciation (depreciation) on
 Investments                                           (3,093)          (582)        (19,805)       (19,691)
                                                     --------        -------        --------       ---------
Net increase (decrease) from operations                (3,076)          (559)        (24,138)       (23,112)
                                                     --------        -------        --------       ---------
Dividends and Distributions:
From net investment income
 Institutional Class                                        -            (73)              -         (2,622)
 Premier Class                                              -            (86)              -            (41)
 Retail Class                                               -            (52)              -           (258)
From net realized capital gains
 Institutional Class                                        -              -               -             (A)
 Premier Class                                              -              -               -             (A)
 Retail Class                                               -              -               -             (A)
                                                     --------        -------        --------       -----------
Total dividends and distributions                           -           (211)              -         (2,921)
                                                     --------        -------        --------       ---------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                         149              -              82             65
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions             -             73               -          2,622
                                                     --------        -------        --------       ---------
                                                          149             73              82          2,687
Cost of shares redeemed                                     -              -              (2)           (49)
                                                     --------        -------        --------       ---------
Total from Institutional Class                            149             73              80          2,638
                                                     --------        -------        --------       ---------
Premier Class
Net proceeds from sales of shares                         973          1,183           1,281          2,262
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions             -             86               -             41
                                                     --------        -------        --------       ---------
                                                          973          1,269           1,281          2,303
Cost of shares redeemed                                  (323)          (106)           (321)          (396)
                                                     --------        -------        --------       ---------
Total from Premier Class                                  650          1,163             960          1,907
                                                     --------        -------        --------       ---------
Retail Class
Net proceeds from sales of shares                       2,795          3,207           7,902         13,371
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions             -             52               -            258
                                                     --------        -------        --------       ---------
                                                        2,795          3,259           7,902         13,629
Cost of shares redeemed                                  (545)          (653)         (1,852)        (3,254)
                                                     --------        -------        --------       ---------
Total from Retail Class                                 2,250          2,606           6,050         10,375
                                                     --------        -------        --------       ---------
Net increase from Fund share transactions               3,049          3,842           7,090         14,920
                                                     --------        -------        --------       ---------
Total Net Increase (Decrease) in Net Assets               (27)         3,072         (17,048)       (11,113)
Net Assets:
Beginning of period                                    15,978         12,906         176,865        187,978
                                                     --------        -------        --------       ---------
End of period*                                       $ 15,951        $15,978        $159,817       $176,865
                                                     ========        =======        ========       =========
* Includes undistributed (overdistributed) net
  investment income of:                              $    182        $   126        $  1,076       $     71
                                                     ========        =======        ========       =========
(A) Amount less than $1.

The Notes to Financial Statements are an integral part of these statements.   -

CIGNA Funds Group

STATEMENTS OF CHANGES IN NET ASSETS continued
(In Thousands)

                                                        Small Cap Growth/               Small Cap Value/
                                                         TimesSquare Fund              Berger(R) Fund
                                                  ------------------------------ ------------------------------
                                                    For the Six    For the Year    For the Six    For the Year
                                                    Months Ended       Ended       Months Ended       Ended
                                                   June 30, 2002   December 31,   June 30, 2002   December 31,
                                                    (Unaudited)        2001        (Unaudited)        2001
---------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                         $   (146)      $     (150)      $    32        $    147
Net realized gain (loss) on Investments                  (996)          (1,420)          442           2,498
Net unrealized appreciation (depreciation) on
 Investments                                           (1,769)             108          (496)            762
                                                     --------       ----------       -------        --------
Net increase (decrease) from operations                (2,911)          (1,462)          (22)          3,407
                                                     --------       ----------       -------        --------
Dividends and Distributions:
From net investment income
 Institutional Class                                        -                -             -            (696)
 Premier Class                                              -                -             -            (787)
 Retail Class                                               -                -             -            (604)
From net realized capital gains
 Institutional Class                                        -                -             -            (192)
 Premier Class                                              -                -             -            (221)
 Retail Class                                               -                -             -            (172)
                                                     --------       ----------       -------        --------
Total dividends and distributions                           -                -             -          (2,672)
                                                     --------       ----------       -------        --------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                      11,149            4,667            32               -
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions             -                -             -             888
                                                     --------       ----------       -------        --------
                                                       11,149            4,667            32             888
Cost of shares redeemed                                  (233)         (11,094)            -               -
                                                     --------       ----------       -------        --------
Total from Institutional Class                         10,916           (6,427)           32             888
                                                     --------       ----------       -------        --------
Premier Class
Net proceeds from sales of shares                         251              470           733             730
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions             -                -             -           1,008
                                                     --------       ----------       -------        --------
                                                          251              470           733           1,738
Cost of shares redeemed                                   (68)            (139)          (75)           (143)
                                                     --------       ----------       -------        --------
Total from Premier Class                                  183              331           658           1,595
                                                     --------       ----------       -------        --------
Retail Class
Net proceeds from sales of shares                       2,507            2,964         5,514           4,369
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions             -                -             -             776
                                                     --------       ----------       -------        --------
                                                        2,507            2,964         5,514           5,145
Cost of shares redeemed                                  (481)            (800)         (690)           (896)
                                                     --------       ----------       -------        --------
Total from Retail Class                                 2,026            2,164         4,824           4,249
                                                     --------       ----------       -------        --------
Net increase from Fund share transactions              13,125           (3,932)        5,514           6,732
                                                     --------       ----------       -------        --------
Total Net Increase in Net Assets                       10,214           (5,394)        5,492           7,467
Net Assets:
Beginning of period                                    20,703           26,097        21,430          13,963
                                                     --------       ----------       -------        --------
End of period*                                       $ 30,917       $   20,703       $26,922        $ 21,430
                                                     ========       ==========       =======        ========
* Includes undistributed (overdistributed) net
  investment income of:                              $   (147)      $       (1)      $    66        $     34
                                                     ========       ==========       =======        ========
(A) Amount less than $1.

                                                       International Blend/               TimesSquare
                                                       Bank of Ireland Fund           Core Plus Bond Fund
                                                  ------------------------------ ------------------------------
                                                    For the Six    For the Year    For the Six    For the Year
                                                    Months Ended       Ended       Months Ended       Ended
                                                   June 30, 2002   December 31,   June 30, 2002   December 31,
                                                    (Unaudited)        2001        (Unaudited)        2001
---------------------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                          $   75        $      67       $  1,926       $   5,041
Net realized gain (loss) on Investments                 (856)            (677)          (917)          4,880
Net unrealized appreciation (depreciation) on
 Investments                                             455           (1,539)           993          (2,585)
                                                      ------        ---------       --------       ---------
Net increase (decrease) from operations                 (326)          (2,149)         2,002           7,336
                                                      ------        ---------       --------       ---------
Dividends and Distributions:
From net investment income
 Institutional Class                                       -              (37)        (2,752)         (9,506)
 Premier Class                                             -              (40)           (13)            (36)
 Retail Class                                              -              (10)           (20)            (61)
From net realized capital gains
 Institutional Class                                       -                -              -            (589)
 Premier Class                                             -                -              -              (3)
 Retail Class                                              -                -              -              (6)
                                                      ------        ---------       --------       ---------
Total dividends and distributions                          -              (87)        (2,785)        (10,201)
                                                      ------        ---------       --------       ---------
Capital Share Transactions:
Institutional Class
Net proceeds from sales of shares                         34                -          2,516               2
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions            -               37          2,752          10,095
                                                      ------        ---------       --------       ---------
                                                          34               37          5,268          10,097
Cost of shares redeemed                                    -                -              -              (2)
                                                      ------        ---------       --------       ---------
Total from Institutional Class                            34               37          5,268          10,095
                                                      ------        ---------       --------       ---------
Premier Class
Net proceeds from sales of shares                        326              835            152             340
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions            -               40             13              39
                                                      ------        ---------       --------       ---------
                                                         326              875            165             379
Cost of shares redeemed                                 (157)             (93)           (64)            (24)
                                                      ------        ---------       --------       ---------
Total from Premier Class                                 169              782            101             355
                                                      ------        ---------       --------       ---------
Retail Class
Net proceeds from sales of shares                        334              621            284             648
Net asset value of shares issued to shareholders
 in reinvestment of dividends and distributions            -               10             20              67
                                                      ------        ---------       --------       ---------
                                                         334              631            304             715
Cost of shares redeemed                                 (114)            (214)          (210)           (292)
                                                      ------        ---------       --------       ---------
Total from Retail Class                                  220              417             94             423
                                                      ------        ---------       --------       ---------
Net increase from Fund share transactions                423            1,236          5,463          10,873
                                                      ------        ---------       --------       ---------
Total Net Increase in Net Assets                          97           (1,000)         4,680           8,008
Net Assets:
Beginning of period                                    9,698           10,698         91,891          83,883
                                                      ------        ---------       --------       ---------
End of period*                                        $9,795        $   9,698       $ 96,571       $  91,891
                                                      ======        =========       ========       =========
* Includes undistributed (overdistributed) net
  investment income of:                               $   85        $      10       $   (292)      $     567
                                                      ======        =========       ========       =========
(A) Amount less than $1.

     The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS

                                                                            Balanced Fund (sub-advised by
                                                                               Wellington Management)(1)
                                                                  --------------------------------------------------
                                                                      For the Six     For the Year   For the Period
                                                                     Months Ended         Ended           Ended
                                                                     June 30, 2002    December 31,    December 31,
                                                                      (Unaudited)        2001(e)          2000
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                 $     9.68         $  10.07       $   10.00
Income from investment operations
Net investment income (loss)(d)                                            0.12             0.24            0.27
Net realized and unrealized gain (loss) on investments                    (0.54)           (0.41)           0.10
                                                                     ----------         --------       ---------
Total from investment operations                                          (0.42)           (0.17)           0.37
                                                                     ----------         --------       ---------
Less dividends and distributions:
Dividends from net investment income                                          -            (0.22)          (0.30)
Distributions from net realized capital gains                                 -                -               -
                                                                     ----------         --------       ---------
Total dividends and distributions                                             -            (0.22)          (0.30)
                                                                     ----------         --------       ---------
Net asset value, end of period                                       $     9.26         $   9.68       $   10.07
                                                                     ==========         ========       =========
Total Return(a)                                                           (4.34)%(b)       (1.67)%          3.66%(b)
Ratios to Average Net Assets
Gross expenses                                                             1.58%(c)         1.72%           1.76%(c)
Fees and expenses waived or borne by the Adviser or Distributor            0.78%(c)         0.92%           0.96%(c)
Net expenses                                                               0.80%(c)         0.80%           0.80%(c)
Net investment income (loss)(d)                                            2.61%(c)         2.49%           2.78%(c)
Portfolio Turnover                                                           24%(b)          104%             67%(b)
Net Assets, End of Period (000 omitted)                              $    4,388         $  4,585       $   4,663

                                                                                    Large Cap Growth/
                                                                                  Morgan Stanley Fund(1)
                                                                  ------------------------------------------------------
                                                                      For the Six      For the Year     For the Period
                                                                      Months Ended         Ended            Ended
                                                                     June 30, 2002     December 31,      December 31,
                                                                      (Unaudited)          2001              2000
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                 $      7.44        $   8.72        $     10.00
Income from investment operations
Net investment income (loss)(d)                                               (A)             (A)(f)          (0.01)
Net realized and unrealized gain (loss) on investments                     (1.31)          (1.28)             (1.27)
                                                                     -----------        ---------       -----------
Total from investment operations                                           (1.31)          (1.28)             (1.28)
                                                                     -----------        ---------       -----------
Less dividends and distributions:
Dividends from net investment income                                           -               -                  -
Distributions from net realized capital gains                                  -               -                  -
                                                                     -----------        ---------       -----------
Total dividends and distributions                                              -               -                  -
                                                                     -----------        ---------       -----------
Net asset value, end of period                                       $      6.13        $   7.44        $      8.72
                                                                     ===========        =========       ===========
Total Return(a)                                                           (17.61)%(b)     (14.68)%           (12.80)%(b)
Ratios to Average Net Assets
Gross expenses                                                              1.91%(c)        2.18%              1.79%(c)
Fees and expenses waived or borne by the Adviser or Distributor             1.11%(c)        1.38%              0.99%(c)
Net expenses                                                                0.80%(c)        0.80%              0.80%(c)
Net investment income (loss)(d)                                             0.08%(c)        0.06%             (0.11)%(c)
Portfolio Turnover                                                            51%(b)          91%                75%(b)
Net Assets, End of Period (000 omitted)                              $     2,869        $  3,347        $     3,926

                                                                      S&P 500(R) Index Fund(2)
                                                                  ----------------------------------
                                                                                        For the
                                                                      For the Six     Year/Period
                                                                      Months Ended        Ended
                                                                     June 30, 2002     December 31,
                                                                      (Unaudited)          2001
----------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                 $      7.01        $   8.11
Income from investment operations
Net investment income(d)                                                    0.04            0.12
Net realized and unrealized gain (loss) on investments                     (0.97)          (1.10)
                                                                     -----------        --------
Total from investment operations                                           (0.93)          (0.98)
                                                                     -----------        --------
Less dividends and distributions:
Dividends from net investment income                                           -           (0.12)
Distributions from net realized capital gains                                  -              (A)
                                                                     -----------        -----------
Total dividends and distributions                                              -           (0.12)
                                                                     -----------        --------
Net asset value, end of period                                       $      6.08        $   7.01
                                                                     ===========        ========
Total Return(a)                                                           (13.27)%(b)     (12.08)%
Ratios to Average Net Assets
Gross expenses                                                              0.41%(c)        0.44%
Fees and expenses waived or borne by the Adviser or Distributor             0.16%(c)        0.19%
Net expenses                                                                0.25%(c)        0.25%
Net investment income(d)                                                    1.21%(c)        1.59%
Portfolio Turnover                                                             0%(b)           2%
Net Assets, End of Period (000 omitted)                              $   134,892        $155,364

                                                                                 S&P 500(R) Index Fund(2)
                                                                  --------------------------------------------------------
                                                                           For the Year/Period Ended December 31,
                                                                  --------------------------------------------------------
                                                                       2000         1999         1998           1997
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                 $ 10.09      $  8.55      $  6.77       $    6.18
Income from investment operations
Net investment income(d)                                                0.14         0.11         0.08            0.04
Net realized and unrealized gain (loss) on investments                 (0.98)        1.66         1.83            0.59
                                                                     -------      -------      -------       ---------
Total from investment operations                                       (0.84)        1.77         1.91            0.63
                                                                     -------      -------      -------       ---------
Less dividends and distributions:
Dividends from net investment income                                   (0.19)        (0.14)       (0.10)         (0.04)
Distributions from net realized capital gains                          (0.95)        (0.09)       (0.03)             -
                                                                     -------      --------     --------      ---------
Total dividends and distributions                                      (1.14)        (0.23)       (0.13)         (0.04)
                                                                     -------      --------     --------      ---------
Net asset value, end of period                                       $  8.11      $ 10.09      $  8.55       $    6.77
                                                                     =======      ========     ========      =========
Total Return(a)                                                        (9.24)%       20.66%       28.28%         10.23%(b)
Ratios to Average Net Assets
Gross expenses                                                          0.38%         0.36%        0.43%          0.70%(c)
Fees and expenses waived or borne by the Adviser or Distributor         0.13%         0.01%        0.08%          0.35%(c)
Net expenses                                                            0.25%         0.35%        0.35%          0.35%(c)
Net investment income(d)                                                1.46%         1.11%        1.27%          1.57%(c)
Portfolio Turnover                                                         9%            3%           3%             4%(b)
Net Assets, End of Period (000 omitted)                              $176,707     $352,417     $291,265      $ 105,845

(1) Commenced operations on January 20, 2000.
(2) Commenced operations on July 1, 1997. All per share data for the S&P
    500(R) Index Fund's Institutional Class as of December 31, 2001 and earlier has been restated to reflect a 1.62 to 1 stock split effective August 15, 2001.
(A) Less than $0.01 per share.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.01 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.05%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f) Per share numbers have been calculated using average shares.

The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - INSTITUTIONAL CLASS continued

                                                                  Large Cap Value/
                                                              John A. Levin & Co. Fund(1)
                                                -----------------------------------------------------
                                                    For the Six       For the Year    For the Period
                                                    Months Ended          Ended            Ended
                                                   June 30, 2002      December 31,     December 31,
                                                    (Unaudited)           2001             2000
-----------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period               $     10.24         $   10.85        $   10.00
Income from investment operations
Net investment income (loss)(d)                           0.04              0.11 (f)         0.13
Net realized and unrealized gain (loss) on
 investments                                             (1.74)            (0.57)            1.28
                                                   -----------         ---------        ---------
Total from investment operations                         (1.70)            (0.46)            1.41
                                                   -----------         ---------        ---------
Less dividends and distributions:
Dividends from net investment income                         -             (0.15)           (0.56)
Distributions from net realized capital gains                -                 -                -
Distributions from capital                                   -                 -                -
                                                   -----------         ---------        ---------
Total dividends and distributions                            -             (0.15)           (0.56)
                                                   -----------         ---------        ---------
Net asset value, end of period                     $      8.54         $   10.24        $   10.85
                                                   ===========         =========        =========
Total Return(a)                                         (16.60)%(b)        (4.21)%          14.03%(b)
Ratios to Average Net Assets
Gross expenses                                            1.38%(c)          1.47%            1.55%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                   0.58%(c)          0.67%            0.75%(c)
Net expenses                                              0.80%(c)          0.80%            0.80%(c)
Net investment income (loss)(d)                           0.88%(c)          1.09%            1.05%(c)
Portfolio Turnover                                          21%(b)            45%              62%(b)
Net Assets, End of Period (000 omitted)            $     4,227         $   4,915        $   5,130

                                                                  Small Cap Growth/
                                                                 TimesSquare Fund(2)
                                                ------------------------------------------------------
                                                    For the Six      For the Year    For the Period
                                                    Months Ended         Ended            Ended
                                                   June 30, 2002     December 31,     December 31,
                                                    (Unaudited)          2001             2000
-----------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period               $     10.00         $  11.00       $    10.00
Income from investment operations
Net investment income (loss)(d)                          (0.04)(f)        (0.06)           (0.01)
Net realized and unrealized gain (loss) on
 investments                                             (0.96)           (0.94)            1.16
                                                   -----------         --------       ----------
Total from investment operations                         (1.00)           (1.00)            1.15
                                                   -----------         --------       ----------
Less dividends and distributions:
Dividends from net investment income                         -                -            (0.10)
Distributions from net realized capital gains                -                -                -
Distributions from capital                                   -                -            (0.05)
                                                   -----------         --------       ----------
Total dividends and distributions                            -                -            (0.15)
                                                   -----------         --------       ----------
Net asset value, end of period                     $      9.00         $  10.00       $    11.00
                                                   ===========         ========       ==========
Total Return(a)                                         (10.00)%(b)       (9.09)%          11.51%(b)
Ratios to Average Net Assets
Gross expenses                                            1.43%(c)         1.75%            1.81%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                   0.38%(c)         0.70%            0.76%(c)
Net expenses                                              1.05%(c)         1.05%            1.05%(c)
Net investment income (loss)(d)                          (0.89)%(c)       (0.66)%          (0.12)%(c)
Portfolio Turnover                                          35%(b)          160%             140%(b)
Net Assets, End of Period (000 omitted)            $    18,755         $  9,441       $   16,552

                                                                 Small Cap Value/
                                                                 Berger(R) Fund(1)
                                                ----------------------------------------------
                                                  For the Six    For the Year
                                                  Months Ended       Ended           Ended
                                                 June 30, 2002   December 31,     December 31,
                                                  (Unaudited)        2001             2000
-----------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period              $   12.15       $   11.38       $   10.00
Income from investment operations
Net investment income (loss)(d)                        0.03(f)         0.13(f)         0.34
Net realized and unrealized gain (loss) on
 investments                                           0.07            2.38            2.59
                                                  ---------       ---------       ---------
Total from investment operations                       0.10            2.51            2.93
                                                  ---------       ---------       ---------
Less dividends and distributions:
Dividends from net investment income                      -           (1.36)          (1.55)
Distributions from net realized capital gains             -           (0.38)              -
Distributions from capital                                -               -               -
                                                  ---------       ---------       ---------
Total dividends and distributions                         -           (1.74)          (1.55)
                                                  ---------       ---------       ---------
Net asset value, end of period                    $   12.25       $   12.15       $   11.38
                                                  =========       =========       =========
Total Return(a)                                        0.82%(b)       21.78%          29.22%(b)
Ratios to Average Net Assets
Gross expenses                                         1.41%(c)        1.70%           1.98%(c)
Fees and expenses waived or borne by the
 Adviser or Distributor                                0.36%(c)        0.65%           0.93%(c)
Net expenses                                           1.05%(c)        1.05%           1.05%(c)
Net investment income (loss)(d)                        0.48%(c)        1.03%           1.69%(c)
Portfolio Turnover                                       17%(b)          59%            102%(b)
Net Assets, End of Period (000 omitted)           $   7,170       $   7,079       $   5,812

                                                                       International Blend/Bank of Ireland Fund(3)
                                                                  ----------------------------------------------------
                                                                      For the Six     For the Year    For the Period
                                                                     Months Ended         Ended            Ended
                                                                     June 30, 2002    December 31,     December 31,
                                                                      (Unaudited)         2001             2000
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                 $     7.46        $    9.41       $    10.00
Income from investment operations
Net investment income (loss)(d)                                            0.06             0.07             0.07
Net realized and unrealized gain (loss) on investments                    (0.30)           (1.94)           (0.46)
                                                                     ----------        ---------       ----------
Total from investment operations                                          (0.24)           (1.87)           (0.39)
                                                                     ----------        ---------       ----------
Less dividends and distributions:
Dividends from net investment income                                          -            (0.08)           (0.11)
Distributions from net realized capital gains                                 -                -                -
Distributions from capital                                                    -                -            (0.09)
                                                                     ----------        ---------       ----------
Total dividends and distributions                                             -            (0.08)           (0.20)
                                                                     ----------        ---------       ----------
Net asset value, end of period                                       $     7.22        $    7.46       $     9.41
                                                                     ==========        =========       ==========
Total Return (a)                                                          (3.22)%(b)      (19.85)%          (3.84)%(b)
Ratios to Average Net Assets
Gross expenses                                                             2.59%(c)         2.65%            2.59%(c)
Fees and expenses waived or borne by the Adviser or Distributor            1.54%(c)         1.50%            1.54%(c)
Net expenses                                                               1.05%(c)         1.05%            1.05%(c)
Net investment income (loss)(d)                                            1.71%(c)         0.91%            0.69%(c)
Portfolio Turnover                                                            8%(b)           12%              27%(b)
Net Assets, End of Period (000 omitted)                              $    3,388        $   3,466       $    4,326

                                                                          TimesSquare/Core Plus Bond Fund(4)
                                                                  ------------------------------------------------
                                                                    For the Six     For the Year    For the Period
                                                                    Months Ended        Ended           Ended
                                                                   June 30, 2002    December 31,     December 31,
                                                                    (Unaudited)        2001(e)           2000
------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                $    9.96        $   10.27       $   10.00
Income from investment operations
Net investment income (loss)(d)                                          0.20(f)          0.59(f)         0.63
Net realized and unrealized gain (loss) on investments                   0.04             0.29            0.34
                                                                    ---------        ---------       ---------
Total from investment operations                                         0.24             0.88            0.97
                                                                    ---------        ---------       ---------
Less dividends and distributions:
Dividends from net investment income                                    (0.33)           (1.12)          (0.69)
Distributions from net realized capital gains                               -            (0.07)          (0.01)
Distributions from capital                                                  -                -               -
                                                                    ---------        ---------       ---------
Total dividends and distributions                                       (0.33)           (1.19)          (0.70)
                                                                    ---------        ---------       ---------
Net asset value, end of period                                      $    9.87        $    9.96       $   10.27
                                                                    =========        =========       =========
Total Return (a)                                                         2.05%(b)         8.80%           9.93%(b)
Ratios to Average Net Assets
Gross expenses                                                           0.75%(c)         0.80%           0.83%(c)
Fees and expenses waived or borne by the Adviser or Distributor          0.30%(c)         0.35%           0.38%(c)
Net expenses                                                             0.45%(c)         0.45%           0.45%(c)
Net investment income (loss)(d)                                          4.08%(c)         5.69%           6.74%(c)
Portfolio Turnover                                                        342%(b)          351%            310%(b)
Net Assets, End of Period (000 omitted)                             $  95,330        $  90,835       $  83,540

(1) Commenced operations on January 20, 2000.
(2) Commenced operations on January 21, 2000.
(3) Commenced operations on January 24, 2000.
(4) Commenced operations on December 31, 1999.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) The Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.07%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f) Per share numbers have been calculated using average shares.

     The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - PREMIER CLASS

                                                                            Balanced Fund (sub-advised by
                                                                               Wellington Management)(1)
                                                                  --------------------------------------------------
                                                                      For the Six     For the Year   For the Period
                                                                     Months Ended         Ended           Ended
                                                                     June 30, 2002    December 31,    December 31,
                                                                      (Unaudited)        2001(e)          2000
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                 $     9.67         $  10.05       $   10.00
Income from investment operations
Net investment income (loss)(d)                                            0.11             0.23            0.25
Net realized and unrealized gain (loss) on investments                    (0.54)           (0.41)           0.09
                                                                     ----------         --------       ---------
Total from investment operations                                          (0.43)           (0.18)           0.34
                                                                     ----------         --------       ---------
Less dividends and distributions:
Dividends from net investment income                                          -            (0.20)          (0.29)
Distributions from net realized capital gains                                 -                -               -
                                                                     ----------         --------       ---------
Total dividends and distributions                                             -            (0.20)          (0.29)
                                                                     ----------         --------       ---------
Net asset value, end of period                                       $     9.24         $   9.67       $   10.05
                                                                     ==========         ========       =========
Total Return(a)                                                           (4.45)%(b)       (1.78)%          3.41%(b)
Ratios to Average Net Assets
Gross expenses                                                             1.78%(c)         1.92%           1.96%(c)
Fees and expenses waived or borne by the Adviser or Distributor            0.78%(c)         0.92%           0.96%(c)
Net expenses                                                               1.00%(c)         1.00%           1.00%(c)
Net investment income (loss)(d)                                            2.41%(c)         2.32%           2.58%(c)
Portfolio Turnover                                                           24%(b)          104%             67%(b)
Net Assets, End of Period (000 omitted)                              $    4,570         $  4,786       $   4,964

                                                                                     Large Cap Growth/
                                                                                   Morgan Stanley Fund(1)
                                                                  --------------------------------------------------------
                                                                      For the Six       For the Year      For the Period
                                                                      Months Ended          Ended             Ended
                                                                     June 30, 2002      December 31,       December 31,
                                                                      (Unaudited)           2001               2000
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                 $      7.41         $    8.71        $     10.00
Income from investment operations
Net investment income (loss)(d)                                               (A)            (0.01)(f)          (0.03)
Net realized and unrealized gain (loss) on investments                     (1.31)            (1.29)             (1.26)
                                                                     -----------         ---------        -----------
Total from investment operations                                           (1.31)            (1.30)             (1.29)
                                                                     -----------         ---------        -----------
Less dividends and distributions:
Dividends from net investment income                                           -                 -                  -
Distributions from net realized capital gains                                  -                 -                  -
                                                                     -----------         ---------        -----------
Total dividends and distributions                                              -                 -                  -
                                                                     -----------         ---------        -----------
Net asset value, end of period                                       $      6.10         $    7.41        $      8.71
                                                                     ===========         =========        ===========
Total Return(a)                                                           (17.68)%(b)       (14.93)%           (12.90)%(b)
Ratios to Average Net Assets
Gross expenses                                                              2.11%(c)          2.38%              1.99%(c)
Fees and expenses waived or borne by the Adviser or Distributor             1.11%(c)          1.38%              0.99%(c)
Net expenses                                                                1.00%(c)          1.00%              1.00%(c)
Net investment income (loss)(d)                                            (0.12)%(c)        (0.15)%            (0.31)%(c)
Portfolio Turnover                                                            51%(b)            91%                75%(b)
Net Assets, End of Period (000 omitted)                              $     3,532         $   3,984        $     4,377

                                                                                    Large Cap Value/
                                                                                John A. Levin & Co. Fund(1)
                                                                  -----------------------------------------------------
                                                                      For the Six       For the Year    For the Period
                                                                      Months Ended          Ended            Ended
                                                                     June 30, 2002      December 31,     December 31,
                                                                      (Unaudited)           2001             2000
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                 $     10.22         $   10.83        $   10.00
Income from investment operations
Net investment income (loss)(d)                                             0.02              0.13(f)          0.10
Net realized and unrealized gain (loss) on investments                     (1.73)            (0.61)            1.28
                                                                     -----------         ---------        ---------
Total from investment operations                                           (1.71)            (0.48)            1.38
                                                                     -----------         ---------        ---------
Less dividends and distributions:
Dividends from net investment income                                           -             (0.13)           (0.55)
Distributions from net realized capital gains                                  -                 -                -
                                                                     -----------         ---------        ---------
Total dividends and distributions                                              -             (0.13)           (0.55)
                                                                     -----------         ---------        ---------
Net asset value, end of period                                       $      8.51         $   10.22        $   10.83
                                                                     ===========         =========        =========
Total Return(a)                                                           (16.73)%(b)        (4.39)%          13.78%(b)
Ratios to Average Net Assets
Gross expenses                                                              1.58%(c)          1.67%            1.75%(c)
Fees and expenses waived or borne by the Adviser or Distributor             0.58%(c)          0.67%            0.75%(c)
Net expenses                                                                1.00%(c)          1.00%            1.00%(c)
Net investment income (loss)(d)                                             0.69%(c)          0.89%            0.85%(c)
Portfolio Turnover                                                            21%(b)            45%              62%(b)
Net Assets, End of Period (000 omitted)                              $     6,108         $   6,657        $   5,842

                                                                               S&P 500(R) Index Fund(2)
                                                                  -----------------------------------------------------
                                                                      For the Six      For the Year    For the Period
                                                                      Months Ended         Ended            Ended
                                                                     June 30, 2002     December 31,     December 31,
                                                                      (Unaudited)          2001             2000
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                 $      7.01        $    8.11       $    10.00
Income from investment operations
Net investment income (loss)(d)                                             0.04             0.08             0.15
Net realized and unrealized gain (loss) on investments                     (0.97)           (1.07)           (0.82)
                                                                     -----------        ---------       ----------
Total from investment operations                                           (0.93)           (0.99)           (0.67)
                                                                     -----------        ---------       ----------
Less dividends and distributions:
Dividends from net investment income                                           -            (0.11)           (0.25)
Distributions from net realized capital gains                                  -               (A)           (0.97)
                                                                     -----------        ------------    ----------
Total dividends and distributions                                              -            (0.11)           (1.22)
                                                                     -----------        ---------       ----------
Net asset value, end of period                                       $      6.08        $    7.01       $     8.11
                                                                     ===========        =========       ==========
Total Return(a)                                                           (13.27)%(b)      (12.20)%          (7.64)%(b)
Ratios to Average Net Assets
Gross expenses                                                              0.60%(c)         0.64%            0.58%(c)
Fees and expenses waived or borne by the Adviser or Distributor             0.25%(c)         0.29%            0.23%(c)
Net expenses                                                                0.35%(c)         0.35%            0.35%(c)
Net investment income (loss)(d)                                             1.12%(c)         1.59%            1.36%(c)
Portfolio Turnover                                                             0%(b)            2%               9%(b)
Net Assets, End of Period (000 omitted)                              $     3,098        $   2,596       $      846

(1) Commenced operations on January 20, 2000.
(2) Commenced operations on January 21, 2000.
(A) Less than $0.01 per share.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) The Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income to per share was an increase of $0.01 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.04%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f) Per share numbers have been calculated using average shares.

The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - PREMIER CLASS continued

                                                                                    Small Cap Growth/
                                                                                    TimesSquare Fund(2)
                                                                  -----------------------------------------------------
                                                                      For the Six      For the Year    For the Period
                                                                      Months Ended         Ended            Ended
                                                                     June 30, 2002     December 31,     December 31,
                                                                      (Unaudited)         2001(e)           2000
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                 $      9.97         $  10.98       $    10.00
Income from investment operations
Net investment income (loss)(d)                                            (0.05)(f)        (0.08)           (0.02)
Net realized and unrealized gain (loss) on investments                     (0.95)           (0.93)            1.15
                                                                     -----------         --------       ----------
Total from investment operations                                           (1.00)           (1.01)            1.13
                                                                     -----------         --------       ----------
Less dividends and distributions:
Dividends from net investment income                                           -                -            (0.10)
Distributions from net realized capital gains                                  -                -                -
Distributions from capital                                                     -                -            (0.05)
                                                                     -----------         --------       ----------
Total dividends and distributions                                              -                -            (0.15)
                                                                     -----------         --------       ----------
Net asset value, end of period                                       $      8.97         $   9.97       $    10.98
                                                                     ===========         ========       ==========
Total Return(a)                                                           (10.03)%(b)       (9.20)%          11.26%(b)
Ratios to Average Net Assets
Gross expenses                                                              1.60%(c)         1.95%            2.01%(c)
Fees and expenses waived or borne by the Adviser or Distributor             0.35%(c)         0.70%            0.76%(c)
Net expenses                                                                1.25%(c)         1.25%            1.25%(c)
Net investment income (loss)(d)                                            (1.08)%(c)       (0.87)%          (0.32)%(c)
Portfolio Turnover                                                            35%(b)          160%             140%(b)
Net Assets, End of Period (000 omitted)                              $     5,899         $  6,370       $    6,640

                                                                                  Small Cap Value/
                                                                                  Berger(R) Fund(1)
                                                                  ------------------------------------------------
                                                                    For the Six     For the Year    For the Period
                                                                    Months Ended        Ended           Ended
                                                                   June 30, 2002    December 31,     December 31,
                                                                    (Unaudited)         2001             2000
------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                $   12.12        $   11.37       $   10.00
Income from investment operations
Net investment income (loss)(d)                                          0.02(f)          0.10(f)         0.32
Net realized and unrealized gain (loss) on investments                   0.07             2.37            2.59
                                                                    ---------        ---------       ---------
Total from investment operations                                         0.09             2.47            2.91
                                                                    ---------        ---------       ---------
Less dividends and distributions:
Dividends from net investment income                                        -            (1.34)          (1.54)
Distributions from net realized capital gains                               -            (0.38)              -
Distributions from capital                                                  -                -               -
                                                                    ---------        ---------       ---------
Total dividends and distributions                                           -            (1.72)          (1.54)
                                                                    ---------        ---------       ---------
Net asset value, end of period                                      $   12.21        $   12.12       $   11.37
                                                                    =========        =========       =========
Total Return(a)                                                          0.74%(b)        21.53%          28.96%(b)
Ratios to Average Net Assets
Gross expenses                                                           1.62%(c)         1.90%           2.18%(c)
Fees and expenses waived or borne by the Adviser or Distributor          0.37%(c)         0.65%           0.93%(c)
Net expenses                                                             1.25%(c)         1.25%           1.25%(c)
Net investment income (loss)(d)                                          0.28%(c)         0.82%           1.49%(c)
Portfolio Turnover                                                         17%(b)           59%            102%(b)
Net Assets, End of Period (000 omitted)                             $   8,833        $   8,125       $   6,178

                                                                                  International Blend/
                                                                                 Bank of Ireland Fund(3)
                                                                  ----------------------------------------------------
                                                                      For the Six     For the Year    For the Period
                                                                     Months Ended         Ended            Ended
                                                                     June 30, 2002    December 31,     December 31,
                                                                      (Unaudited)         2001             2000
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                 $     7.45        $    9.39       $    10.00
Income from investment operations
Net investment income (loss)(d)                                            0.05             0.05             0.04
Net realized and unrealized gain (loss) on investments                    (0.30)           (1.93)           (0.45)
                                                                     ----------        ---------       ----------
Total from investment operations                                          (0.25)           (1.88)           (0.41)
                                                                     ----------        ---------       ----------
Less dividends and distributions:
Dividends from net investment income                                          -            (0.06)           (0.11)
Distributions from net realized capital gains                                 -                -                -
Distributions from capital                                                    -                -            (0.09)
                                                                     ----------        ---------       ----------
Total dividends and distributions                                             -            (0.06)           (0.20)
                                                                     ----------        ---------       ----------
Net asset value, end of period                                       $     7.20        $    7.45       $     9.39
                                                                     ==========        =========       ==========
Total Return(a)                                                           (3.36)%(b)      (19.98)%          (4.09)%(b)
Ratios to Average Net Assets
Gross expenses                                                             2.85%(c)         2.80%            2.84%(c)
Fees and expenses waived or borne by the Adviser or Distributor            1.60%(c)         1.55%            1.59%(c)
Net expenses                                                               1.25%(c)         1.25%            1.25%(c)
Net investment income (loss)(d)                                            1.52%(c)         0.65%            0.49%(c)
Portfolio Turnover                                                            8%(b)           12%              27%(b)
Net Assets, End of Period (000 omitted)                              $    4,752        $   4,739       $    5,001

                                                                                    TimesSquare
                                                                                Core Plus Bond Fund(2)
                                                                  ------------------------------------------------
                                                                    For the Six     For the Year    For the Period
                                                                    Months Ended        Ended           Ended
                                                                   June 30, 2002    December 31,     December 31,
                                                                    (Unaudited)        2001(e)           2000
------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                $    9.95        $   10.28       $   10.00
Income from investment operations
Net investment income (loss)(d)                                          0.18(f)          0.50(f)         0.57
Net realized and unrealized gain (loss) on investments                   0.04             0.34            0.40
                                                                    ---------        ---------       ---------
Total from investment operations                                         0.22             0.84            0.97
                                                                    ---------        ---------       ---------
Less dividends and distributions:
Dividends from net investment income                                    (0.33)           (1.10)          (0.68)
Distributions from net realized capital gains                               -            (0.07)          (0.01)
Distributions from capital                                                  -                -               -
                                                                    ---------        ---------       ---------
Total dividends and distributions                                       (0.33)           (1.17)          (0.69)
                                                                    ---------        ---------       ---------
Net asset value, end of period                                      $    9.84        $    9.95       $   10.28
                                                                    =========        =========       =========
Total Return(a)                                                          1.84%(b)         8.36%           9.92%(b)
Ratios to Average Net Assets
Gross expenses                                                           1.16%(c)         1.20%           1.23%(c)
Fees and expenses waived or borne by the Adviser or Distributor          0.31%(c)         0.35%           0.38%(c)
Net expenses                                                             0.85%(c)         0.85%           0.85%(c)
Net investment income (loss)(d)                                          3.64%(c)         5.15%           6.34%(c)
Portfolio Turnover                                                        342%(b)          351%            310%(b)
Net Assets, End of Period (000 omitted)                             $     559        $     462       $     128

(1) Commenced operations on January 20, 2000.
(2) Commenced operations on January 21, 2000.
(3) Commenced operations on January 24, 2000.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) The Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income to per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f) Per share numbers have been calculated using average shares.

     The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - RETAIL CLASS

                                                                            Balanced Fund (sub-advised by
                                                                               Wellington Management)(1)
                                                                  --------------------------------------------------
                                                                      For the Six     For the Year   For the Period
                                                                     Months Ended         Ended           Ended
                                                                     June 30, 2002    December 31,    December 31,
                                                                      (Unaudited)        2001(e)          2000
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                 $     9.64         $  10.04       $   10.00
Income from investment operations
Net investment income (loss)(d)                                            0.11             0.21            0.17
Net realized and unrealized gain (loss) on investments                    (0.55)           (0.42)           0.16
                                                                     ----------         --------       ---------
Total from investment operations                                          (0.44)           (0.21)           0.33
                                                                     ----------         --------       ---------
Less dividends and distributions:
Dividends from net investment income                                          -            (0.19)          (0.29)
Distributions from net realized capital gains                                 -                -               -
                                                                     ----------         --------       ---------
Total dividends and distributions                                             -            (0.19)          (0.29)
                                                                     ----------         --------       ---------
Net asset value, end of period                                       $     9.20         $   9.64       $   10.04
                                                                     ==========         ========       =========
Total Return(a)                                                           (4.56)%(b)       (2.14)%          3.25%(b)
Ratios to Average Net Assets
Gross expenses                                                             2.04%(c)         2.17%           2.21%(c)
Fees and expenses waived or borne by the Adviser or Distributor            0.79%(c)         0.92%           0.96%(c)
Net expenses                                                               1.25%(c)         1.25%           1.25%(c)
Net investment income (loss)(d)                                            2.17%(c)         2.07%           2.33%(c)
Portfolio Turnover                                                           24%(b)          104%             67%(b)
Net Assets, End of Period (000 omitted)                              $    4,183         $  3,523       $   2,180

                                                                                     Large Cap Growth/
                                                                                    Morgan Stanley Fund(1)
                                                                  --------------------------------------------------------
                                                                      For the Six       For the Year      For the Period
                                                                      Months Ended          Ended             Ended
                                                                     June 30, 2002      December 31,       December 31,
                                                                      (Unaudited)           2001               2000
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                 $      7.37         $    8.69        $     10.00
Income from investment operations
Net investment income (loss)(d)                                               (A)            (0.03)(f)          (0.04)
Net realized and unrealized gain (loss) on investments                     (1.31)            (1.29)             (1.27)
                                                                     -----------         ---------        -----------
Total from investment operations                                           (1.31)            (1.32)             (1.31)
                                                                     -----------         ---------        -----------
Less dividends and distributions:
Dividends from net investment income                                           -                 -                  -
Distributions from net realized capital gains                                  -                 -                  -
                                                                     -----------         ---------        -----------
Total dividends and distributions                                              -                 -                  -
                                                                     -----------         ---------        -----------
Net asset value, end of period                                       $      6.06         $    7.37        $      8.69
                                                                     ===========         =========        ===========
Total Return(a)                                                           (17.77)%(b)       (15.19)%           (13.10)%(b)
Ratios to Average Net Assets
Gross expenses                                                              2.39%(c)          2.63%              2.24%(c)
Fees and expenses waived or borne by the Adviser or Distributor             1.14%(c)          1.38%              0.99%(c)
Net expenses                                                                1.25%(c)          1.25%              1.25%(c)
Net investment income (loss)(d)                                            (0.35)%(c)        (0.39)%            (0.56)%(c)
Portfolio Turnover                                                            51%(b)            91%                75%(b)
Net Assets, End of Period (000 omitted)                              $     3,809         $   3,086        $     2,107

                                                                                    Large Cap Value/
                                                                                John A. Levin & Co. Fund(1)
                                                                  -----------------------------------------------------
                                                                      For the Six       For the Year    For the Period
                                                                      Months Ended          Ended            Ended
                                                                     June 30, 2002      December 31,     December 31,
                                                                      (Unaudited)           2001             2000
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                 $     10.19         $   10.81        $   10.00
Income from investment operations
Net investment income (loss)(d)                                             0.02              0.06(f)          0.07
Net realized and unrealized gain (loss) on investments                     (1.73)            (0.56)            1.28
                                                                     -----------         ---------        ---------
Total from investment operations                                           (1.71)            (0.50)            1.35
                                                                     -----------         ---------        ---------
Less dividends and distributions:
Dividends from net investment income                                           -             (0.12)           (0.54)
Distributions from net realized capital gains                                  -                 -                -
                                                                     -----------         ---------        ---------
Total dividends and distributions                                              -             (0.12)           (0.54)
                                                                     -----------         ---------        ---------
Net asset value, end of period                                       $      8.48         $   10.19        $   10.81
                                                                     ===========         =========        =========
Total Return(a)                                                           (16.78)%(b)        (4.61)%          13.52%(b)
Ratios to Average Net Assets
Gross expenses                                                              1.84%(c)          1.92%            2.00%(c)
Fees and expenses waived or borne by the Adviser or Distributor             0.59%(c)          0.67%            0.75%(c)
Net expenses                                                                1.25%(c)          1.25%            1.25%(c)
Net investment income (loss)(d)                                             0.46%(c)          0.64%            0.60%(c)
Portfolio Turnover                                                            21%(b)            45%              62%(b)
Net Assets, End of Period (000 omitted)                              $     5,616         $   4,406        $   1,934

                                                                               S&P 500(R) Index Fund(2)
                                                                  -----------------------------------------------------
                                                                      For the Six      For the Year    For the Period
                                                                      Months Ended         Ended            Ended
                                                                     June 30, 2002     December 31,     December 31,
                                                                      (Unaudited)          2001             2000
-----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                 $      6.99        $    8.09       $    10.00
Income from investment operations
Net investment income (loss)(d)                                             0.03             0.09             0.13
Net realized and unrealized gain (loss) on investments                     (0.97)           (1.09)           (0.83)
                                                                     -----------        ---------       ----------
Total from investment operations                                           (0.94)           (1.00)           (0.70)
                                                                     -----------        ---------       ----------
Less dividends and distributions:
Dividends from net investment income                                           -            (0.10)           (0.24)
Distributions from net realized capital gains                                  -               (A)           (0.97)
                                                                     -----------        ------------    ----------
Total dividends and distributions                                              -            (0.10)           (1.21)
                                                                     -----------        ---------       ----------
Net asset value, end of period                                       $      6.05        $    6.99       $     8.09
                                                                     ===========        =========       ==========
Total Return(a)                                                           (13.45)%(b)      (12.41)%          (7.94)%(b)
Ratios to Average Net Assets
Gross expenses                                                              0.85%(c)         0.89%            0.83%(c)
Fees and expenses waived or borne by the Adviser or Distributor             0.25%(c)         0.29%            0.23%(c)
Net expenses                                                                0.60%(c)         0.60%            0.60%(c)
Net investment income (loss)(d)                                             0.87%(c)         1.27%            1.11%(c)
Portfolio Turnover                                                             0%(b)            2%               9%(b)
Net Assets, End of Period (000 omitted)                              $    21,827        $  18,905       $   10,427

(1) Commenced operations on January 20, 2000.
(2) Commenced operations on January 21, 2000.
(A) Less than $0.01 per share
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) The Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income to per share was an increase of $0.01 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.04%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f) Per share numbers have been calculated using average shares.

The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

FINANCIAL HIGHLIGHTS - RETAIL CLASS continued

                                                                                    Small Cap Growth/
                                                                                    TimesSquare Fund(2)
                                                                  -----------------------------------------------------
                                                                      For the Six      For the Year    For the Period
                                                                      Months Ended         Ended            Ended
                                                                     June 30, 2002     December 31,     December 31,
                                                                      (Unaudited)         2001(e)           2000
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                 $      9.93         $  10.96       $    10.00
Income from investment operations
Net investment income (loss)(d)                                            (0.06)(f)        (0.07)           (0.04)
Net realized and unrealized gain (loss) on investments                     (0.95)           (0.96)            1.14
                                                                     -----------         --------       ----------
Total from investment operations                                           (1.01)           (1.03)            1.10
                                                                     -----------         --------       ----------
Less dividends and distributions:
Dividends from net investment income                                           -                -            (0.09)
Distributions from net realized capital gains                                  -                -                -
Distributions from capital                                                     -                -            (0.05)
                                                                     -----------         --------       ----------
Total dividends and distributions                                              -                -            (0.14)
                                                                     -----------         --------       ----------
Net asset value, end of period                                       $      8.92         $   9.93       $    10.96
                                                                     ===========         ========       ==========
Total Return(a)                                                           (10.17)%(b)       (9.40)%          11.00%(b)
Ratios to Average Net Assets
Gross expenses                                                              1.86%(c)         2.18%            2.26%(c)
Fees and expenses waived or borne by the Adviser or Distributor             0.36%(c)         0.68%            0.76%(c)
Net expenses                                                                1.50%(c)         1.50%            1.50%(c)
Net investment income (loss)(d)                                            (1.34)%(c)       (1.14)%          (0.57)%(c)
Portfolio Turnover                                                            35%(b)          160%             140%(b)
Net Assets, End of Period (000 omitted)                              $     6,263         $  4,892       $    2,905

                                                                                  Small Cap Value/
                                                                                  Berger(R) Fund(1)
                                                                  ------------------------------------------------
                                                                    For the Six     For the Year    For the Period
                                                                    Months Ended        Ended           Ended
                                                                   June 30, 2002    December 31,     December 31,
                                                                    (Unaudited)         2001             2000
------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                $   12.07        $   11.34       $   10.00
Income from investment operations
Net investment income (loss)(d)                                            (A)(f)         0.07(f)         0.27
Net realized and unrealized gain (loss) on investments                   0.08             2.36            2.60
                                                                    ---------        ---------       ---------
Total from investment operations                                         0.08             2.43            2.87
                                                                    ---------        ---------       ---------
Less dividends and distributions:
Dividends from net investment income                                        -            (1.32)          (1.53)
Distributions from net realized capital gains                               -            (0.38)              -
Distributions from capital                                                  -                -               -
                                                                    ---------        ---------       ---------
Total dividends and distributions                                           -            (1.70)          (1.53)
                                                                    ---------        ---------       ---------
Net asset value, end of period                                      $   12.15        $   12.07       $   11.34
                                                                    =========        =========       =========
Total Return(a)                                                          0.66%(b)        21.28%          28.60%(b)
Ratios to Average Net Assets
Gross expenses                                                           1.89%(c)         2.15%           2.43%(c)
Fees and expenses waived or borne by the Adviser or Distributor          0.39%(c)         0.65%           0.93%(c)
Net expenses                                                             1.50%(c)         1.50%           1.50%(c)
Net investment income (loss)(d)                                          0.07%(c)         0.58%           1.24%(c)
Portfolio Turnover                                                         17%(b)           59%            102%(b)
Net Assets, End of Period (000 omitted)                             $  10,919        $   6,226       $   1,973

                                                                                  International Blend/
                                                                                 Bank of Ireland Fund(3)
                                                                  ----------------------------------------------------
                                                                      For the Six     For the Year    For the Period
                                                                     Months Ended         Ended            Ended
                                                                     June 30, 2002    December 31,     December 31,
                                                                      (Unaudited)         2001             2000
----------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                 $     7.42        $    9.37       $    10.00
Income from investment operations
Net investment income (loss)(d)                                            0.05             0.04                 (A)
Net realized and unrealized gain (loss) on investments                    (0.30)           (1.94)           (0.44)
                                                                     ----------        ---------       ----------
Total from investment operations                                          (0.25)           (1.90)           (0.44)
                                                                     ----------        ---------       ----------
Less dividends and distributions:
Dividends from net investment income                                          -            (0.05)           (0.10)
Distributions from net realized capital gains                                 -                -                -
Distributions from capital                                                    -                -            (0.09)
                                                                     ----------        ---------       ----------
Total dividends and distributions                                             -            (0.05)           (0.19)
                                                                     ----------        ---------       ----------
Net asset value, end of period                                       $     7.17        $    7.42       $     9.37
                                                                     ==========        =========       ==========
Total Return(a)                                                           (3.37)%(b)      (20.29)%          (4.35)%(b)
Ratios to Average Net Assets
Gross expenses                                                             3.10%(c)         3.05%            3.09%(c)
Fees and expenses waived or borne by the Adviser or Distributor            1.60%(c)         1.55%            1.59%(c)
Net expenses                                                               1.50%(c)         1.50%            1.50%(c)
Net investment income (loss)(d)                                            1.30%(c)         0.38%            0.24%(c)
Portfolio Turnover                                                            8%(b)           12%              27%(b)
Net Assets, End of Period (000 omitted)                              $    1,655        $   1,493       $    1,371

                                                                                    TimesSquare
                                                                                Core Plus Bond Fund(2)
                                                                  ------------------------------------------------
                                                                    For the Six     For the Year    For the Period
                                                                    Months Ended        Ended           Ended
                                                                   June 30, 2002    December 31,     December 31,
                                                                    (Unaudited)        2001(e)           2000
------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                                $    9.92        $   10.27       $   10.00
Income from investment operations
Net investment income (loss)(d)                                          0.17(f)          0.54(f)         0.51
Net realized and unrealized gain (loss) on investments                   0.05             0.28            0.45
                                                                    ---------        ---------       ---------
Total from investment operations                                         0.22             0.82            0.96
                                                                    ---------        ---------       ---------
Less dividends and distributions:
Dividends from net investment income                                    (0.33)           (1.10)          (0.68)
Distributions from net realized capital gains                               -            (0.07)          (0.01)
Distributions from capital                                                  -                -               -
                                                                    ---------        ---------       ---------
Total dividends and distributions                                       (0.33)           (1.17)          (0.69)
                                                                    ---------        ---------       ---------
Net asset value, end of period                                      $    9.81        $    9.92       $   10.27
                                                                    =========        =========       =========
Total Return(a)                                                          1.85%(b)         8.20%           9.79%(b)
Ratios to Average Net Assets
Gross expenses                                                           1.25%(c)         1.30%           1.33%(c)
Fees and expenses waived or borne by the Adviser or Distributor          0.30%(c)         0.35%           0.38%(c)
Net expenses                                                             0.95%(c)         0.95%           0.95%(c)
Net investment income (loss)(d)                                          3.57%(c)         5.15%           6.24%(c)
Portfolio Turnover                                                        342%(b)          351%            310%(b)
Net Assets, End of Period (000 omitted)                             $     682        $     594       $     215

(1) Commenced operations on January 20, 2000.
(2) Commenced operations on January 21, 2000.
(3) Commenced operations on January 24, 2000.
(A) Less than $0.01 per share.
(a) Had the Adviser or Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(b) Not annualized.
(c) Annualized.
(d) Net investment income per share has been calculated in accordance with SEC requirements, unless otherwise noted, with the exception that end of the year accumulated undistributed/ (overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(e) The Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income to per share was a decrease of $0.01 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.06%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
(f) Per share numbers have been calculated using average shares.

     The Notes to Financial Statements are an integral part of these statements.

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization. CIGNA Funds Group, a Massachusetts business trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. At June 30, 2002 the Trust offered nine separate series. Information on eight of these series (referred to as the "Funds" or individually as the "Fund") is presented in this report, including: Balanced Fund (sub-advised by Wellington Management) ("Balanced Fund"), Large Cap Growth/Morgan Stanley Fund ("Large Cap Growth Fund"), Large Cap Value/John A. Levin & Co. Fund ("Large Cap Value Fund"), S&P 500(R) Index Fund, Small Cap Growth/ TimesSquare Fund ("Small Cap Growth Fund"), Small Cap Value/Berger(R) Fund ("Small Cap Value Fund"), International Blend/Bank of Ireland Fund ("International Blend Fund"), and TimesSquare Core Plus Bond Fund ("Core Plus Bond Fund"). The financial statements of Money Market Fund are presented in a separate report. The Trust offers three classes of shares in each
Fund: Institutional Class, Premier Class and Retail Class. Expenses of the Fund are borne pro rata by the holders of each Class of shares, except that each Class bears expenses unique to that Class (including any applicable shareholder servicing fee or distribution fee). Shares of each Class would receive their pro rata share of net assets of the Fund if the Fund were liquidated. In addition, the Trustees approve separate dividends on each Class of shares. The Premier Class Shares of the Funds have a shareholder servicing fee. The Retail Class Shares of the Funds (and Premier Class shares of the Core Plus Bond Fund) have a shareholder servicing fee and a distribution fee.

2. Significant Accounting Policies. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

   A. Security Valuation - Equity securities, including warrants, that are listed on a national securities exchange or part of the NASDAQ National Market System are valued at the last sale price or, if there has been no sale that day, at the last bid price. Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value as determined in good faith by, or under the authority of, the Board of Trustees.

   B. Delayed Delivery Commitments - The Funds may enter into commitment agreements - i.e., TBA's - for the purchase of securities at an agreed-upon price on a specified future date. Since the delivery and payment for such securities can be scheduled to take place up to three months after the transaction date, they are subject to market fluctuations. The Funds do not begin to earn interest on such purchase commitments until settlement date. The Funds may sell a purchase commitment prior to settlement for the purpose of enhancing its total return. The Funds segregate assets with a market value equal to the amount of its purchase commitments. To the extent securities are segregated, they may not be available for sale or to meet redemptions. Delayed delivery commitments may increase a Fund's exposure to market fluctuations and may increase the possibility that a Fund may realize a short-term gain (subject to taxation) or loss if the Fund must engage in portfolio transactions in order to honor its commitments. Due to the longer settlement period, there may be an increased risk of failure of the other party to honor the transaction. The Funds record changes in market value of the securities underlying unsettled commitments in unrealized gains and losses. Gains and losses are realized upon sale of the commitment.

   C. Foreign Currency Translations - Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

   (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued

   (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

   The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

   Net realized and unrealized gains (losses) from foreign currency-related transactions include gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

   D. Forward Currency Transactions - Certain Funds are authorized to enter into forward exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

   E. Futures Contracts - Certain Funds are authorized to enter into futures contracts. A Fund may use futures contracts for reasons such as managing its exposure to the markets or movements in interest rates and currency values. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities and the possibility of an illiquid market.

   F. Repurchase Agreements - The Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. It is the Funds' policy that the market value of the collateral must be at least equal at all times to the total amount of the repurchase obligations, including interest. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset any losses incurred.

   G. Swap Agreements - The Funds may enter into swap agreements for investment, hedging and risk management purposes. For example, a Fund may enter into swap agreements to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Swaps involve the exchange of commitments to pay or receive - e.g., an exchange of floating rate payments for fixed rate payments and/or payments of the appreciation or depreciation of a security or an index. If forecasts of interest rates and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will differ compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

   The Core Plus Bond Fund entered into swap agreements with Bear Stearns for a notional amounts of, $1,490,000, $750,000, and $490,000. The terms of the agreement

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued

   require the Fund to pay the LIBOR Rate (which is set monthly) plus 122.5, 75 and 225 basis points, respectively, and to receive the monthly total return on the Bear Stearns High Yield Bond Index, both based on the notional amount. The Fund records the net amount receivable/payable on a daily basis. The net receivable/payable is settled in cash monthly and recorded as net investment income. As of June 30, 2002, the unrealized appreciation/(depreciation) recorded on these contracts was $745, $3,383 and ($980), respectively. The contracts terminate on, August 1, 2002, December 1, 2002, and January 1, 2003, respectively.

   H. Security Transactions and Related Investment Income - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-date, and interest income is recorded on the accrual basis, which includes amortization of premium and accrual of discount, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Securities gains and losses are determined on the basis of identified cost.

   I. Federal Taxes - For federal income tax purposes, each Fund in the Trust is taxed as a separate entity. It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued. Distributions reported in the Statements of Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

   During 2001, Balanced Fund, Large Cap Growth Fund, International Blend Fund, Small Cap Growth Fund and Core Plus Bond Fund each had a post-October loss amounting to $49,486, $120,643, $171,956, $39,973, and $14,709,
   respectively. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

   J. Foreign Taxes on Dividends - Dividend income on the Statement of Operations is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Balanced Fund, $561; Large Cap Value Fund, $688; S&P 500(R) Index Fund, $5,727; and
   International Blend Fund, $15,924.

   K. Dividends and Distributions to Shareholders - Dividends from net investment income, if any, and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually (net investment income is declared and distributed monthly for Core Plus Bond Fund).

   Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for foreign securities, capital loss carryforwards, deferred losses due to wash sales, excise tax regulations and net operating losses. To the extent that such differences are permanent, a reclassification of the components of Net Assets may be required.

   L. Multiclass Operations - Each Class offered by the Trust has equal rights as to net assets. Income, non-specific expenses, and realized and unrealized capital gains and losses are allocated to each Class of shares based on the relative net assets of each Class.

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate for each Fund (see below) applied to the average daily net assets of the Fund. TimesSquare has contractually agreed to reimburse or bear any other expenses for each Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed, on an annual basis, certain percentages of average daily net assets until April 30, 2003, and thereafter, to the extent described in the Fund's then current prospectus. These percentages are as follows:

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued

                                                Maximum Operating
                                                  Expense Ratio
                                       ------------------------------------
                             Advisory   Institutional   Premier    Retail
Fund                            Fee         Class        Class      Class
Balanced Fund                   0.75%        0.80%        1.00%      1.25%
Large Cap Growth Fund           0.80         0.80         1.00       1.25
Large Cap Value Fund            0.75         0.80         1.00       1.25
S&P 500(R) Index Fund           0.25         0.25         0.35       0.60
Small Cap Growth Fund           1.00         1.05         1.25       1.50
Small Cap Value Fund            1.00         1.05         1.25       1.50
International Blend Fund        1.00         1.05         1.25       1.50
Core Plus Bond Fund             0.60         0.45         0.85       0.95

TimesSquare retains the right to be repaid by a Fund if the Fund's expenses fall below the percentages specified above prior to the end of the fiscal year or within three years after TimesSquare waives advisory fees or reimburses a Fund's operating expenses. The following is a list of the Funds' remaining liability and respective dates of expiration:

                                                              Expires
                              Remaining   Expires   Expires      by
                             Contingent    during    during   June 30,
                              Liability     2003      2004      2005
            Fund               (000's)    (000's)   (000's)   (000's)
Balanced Fund                   $267        $100      $116      $ 51
Large Cap Growth Fund            299         107       134        58
Large Cap Value Fund             223          81        93        49
S&P 500(R) Index Fund            881         374       361       146
Small Cap Growth Fund            278          96       128        54
Small Cap Value Fund             260         101       114        45
International Blend Fund         384         161       147        76
Core Plus Bond Fund              730         277       309       144

The Balanced, Large Cap Growth, Large Cap Value, Small Cap Value and International Blend Funds use sub-advisers. Each sub-adviser has the responsibility for determining what investments shall be purchased, held, and sold for its particular Fund. TimesSquare is responsible for selecting and monitoring the performance of the sub-advisers, and for overall management of the business affairs of all of the Funds. TimesSquare has the ultimate responsibility to oversee the sub-advisers and recommend their hiring, termination, and replacement.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest excess cash, up to 25% of each Fund's total assets, in the affiliated Money Market Fund (MMF) managed by TimesSquare. TimesSquare will waive the amount of its advisory fee for the Funds by an amount that offsets the amount of the advisory fees incurred in the affiliated Fund as a result of its investment in MMF. Income distributions from MMF for the six months ended June 30, 2002, are recorded as interest income in the Statement of Operations, as follows:

(In Thousands)

Balanced Fund                                                             $  3
Large Cap Growth Fund                                                        3
Large Cap Value Fund                                                        12
S&P 500(R) Index Fund                                                      171
Small Cap Growth Fund                                                       17
Small Cap Value Fund                                                        23
International Blend Fund                                                     3
Core Plus Bond Fund                                                        179

For administrative services, the Funds reimburse TimesSquare for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 2002, the Funds paid or accrued $137,606. (The amount incurred by each Fund may be found in the Statement of Operations.)

With respect to Retail Class shares (and also the Premier Class of Core Plus Bond Fund), the Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, which requires the payment of an annual rate of 0.25%, applied to the average daily net assets of each class (0.15% for the Premier Class of Core Plus Bond Fund), to CIGNA Financial Services, Inc. ("CFS"), the Funds' distributor. The distribution fees received from the 12b-1 plan are used for services provided to the Retail Class (and also the Premier Class of Core Plus Bond Fund) and expenses primarily intended to result in the sale of such shares. Premier and Retail Class shares are also subject to a shareholder servicing fee payable to CFS equal to 0.20% annually (0.25% for International Blend Fund and Core Plus Bond Fund) applied to the average daily net assets of each class. The shareholder servicing and distribution fees will be waived as necessary to limit Premier and Retail Class expenses, as a percentage of average daily net assets, to the amounts described above until April 30,

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued

2003, and thereafter, to the extent described in the Fund's then current prospectus.

TimesSquare and CFS are indirect, wholly-owned subsidiaries of CIGNA
Corporation.

At June 30, 2002, Life Insurance Company of North America, an indirect wholly-owned subsidiary of CIGNA Corporation, had investments in the Funds as follows (amounts in thousands):

Fund                         Shares
Balanced Fund                 1,051        74%
Large Cap Growth Fund         1,000        60
Large Cap Value Fund          1,065        57
S&P 500(R) Index Fund            23        (a)
Small Cap Growth Fund         1,013        29
Small Cap Value Fund          1,294        59
International Blend Fund      1,031        76
Core Plus Bond Fund              25        (a)

(a) Less than 1%.

4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities. Purchases and sales of securities, excluding short-term obligations, for the six months ended June 30, 2002, were as follows:

(In Thousands)

                         U.S.
                  Government/Agency          All Other
                ---------------------- ---------------------
                 Purchases     Sales    Purchases    Sales
Balanced Fund    $  1,240    $  1,614    $ 3,049    $ 1,434
Large Cap
Growth Fund             -           -      6,552      5,110
Large Cap
Value Fund              -           -      6,791      3,114
S&P 500(R)
Index Fund            153          14     20,131        649
Small Cap
Growth Fund             -           -     20,359      9,201
Small Cap
Value Fund              -           -      8,471      3,629
International
Blend Fund              -           -      1,390        747
Core Plus
Bond Fund         278,064     257,535     34,207     43,518

6. Capital Stock. Each Fund is a separate series of the Trust, which offers an unlimited number of shares of beneficial interest, without par value. Changes in capital shares were as follows:

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued

(In Thousands)

                                             Balanced Fund            Large Cap Growth Fund
                                      ---------------------------- ----------------------------
                                       For the Six   For the Year   For the Six   For the Year
                                          Months         Ended         Months         Ended
                                          Ended      December 31,      Ended      December 31,
                                         June 30,        2001         June 30,        2001
                                           2002        (Audited)        2002        (Audited)
-----------------------------------------------------------------------------------------------
CAPITAL SHARES TRANSACTED:
Institutional Class
Shares sold                                 -             (A)           18              2
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                -             11             -              -
                                          ---            ---           ---            ---
                                            -             11            18              2
Shares redeemed                             -             (A)            -             (2)
                                          ---            ---           ---            ---
Net change                                  -             11            18              -
                                          ---            ---           ---            ---
Premier Class
Shares sold                                 2             21            49             47
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                -             10             -              -
                                          ---            ---           ---            ---
                                            2             31            49             47
Shares redeemed                            (3)           (30)             (7)         (12)
                                          ---            ---           ---            ---
Net change                                 (1)             1            42             35
                                          ---            ---           ---            ---
Retail Class
Shares sold                               119            200           259            215
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                -              7             -              -
                                          ---            ---           ---            ---
                                          119            207           259            215
Shares redeemed                           (30)           (58)          (50)           (39)
                                          ---            ---           ---            ---
Net change                                 89            149           209            176
                                          ---            ---           ---            ---
Total net increase in Fund shares          88            161           269            211
                                          ===            ===           ===            ===

                                          Large Cap Value Fund      S&P 500(R) Index Fund
                                      ---------------------------- ---------------------------
                                       For the Six   For the Year   For the Six   For the Year
                                          Months         Ended         Months        Ended
                                          Ended      December 31,      Ended      December 31,
                                         June 30,        2001         June 30,        2001
                                           2002        (Audited)        2002      (Audited)(a)
----------------------------------------------------------------------------------------------
CAPITAL SHARES TRANSACTED:
Institutional Class
Shares sold                                 15              -             12             8
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                 -              7              -           370
                                           ---            ---          -----         -----
                                            15              7             12           378
Shares redeemed                              -              -             (1)           (5)
                                           ---            ---          -----         -----
Net change                                  15              7             11           373
                                           ---            ---          -----         -----
Premier Class
Shares sold                                 98            115            187           315
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                 -              8              -             6
                                           ---            ---          -----         -----
                                            98            123            187           321
Shares redeemed                            (32)           (10)           (48)          (55)
                                           ---            ---          -----         -----
Net change                                  66            113            139           266
                                           ---            ---          -----         -----
Retail Class
Shares sold                                286            312          1,178         1,839
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                 -              5             -             36
                                           ---            ---          -----         -----
                                           286            317          1,178         1,875
Shares redeemed                            (56)           (64)          (276)         (459)
                                           ---            ---          -----         -----
Net change                                 230            253            902         1,416
                                           ---            ---          -----         -----
Total net increase in Fund shares          311            373          1,052         2,055
                                           ===            ===          =====         =====

(A) Less than 1.
(a) All capital shares transacted for the S&P 500(R) Index Fund's Institutional Class as of December 31, 2001 has been restated to reflect a 1.62 to 1 stock split effective August 15, 2001.

CIGNA Funds Group

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued

(In Thousands)

                                         Small Cap Growth Fund         Small Cap Value Fund
                                      ---------------------------- ----------------------------
                                       For the Six   For the Year   For the Six   For the Year
                                          Months         Ended         Months         Ended
                                          Ended      December 31,      Ended      December 31,
                                         June 30,        2001         June 30,        2001
                                           2002        (Audited)        2002        (Audited)
-----------------------------------------------------------------------------------------------
CAPITAL SHARES TRANSACTED:
Institutional Class
Shares sold                               1,164            488           3               -
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                 -               -           -              72
                                          -----           ----         ---             ---
                                          1,164            488           3              72
Shares redeemed                             (25)        (1,049)          -               -
                                          -----           ----         ---             ---
Net change                                1,139           (561)          3              72
                                          -----           ----         ---             ---
Premier Class
Shares sold                                  26             48          59              57
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                  -              -           -              82
                                          -----           ----         ---             ---
                                             26             48          59             139
Shares redeemed                              (7)           (14)         (6)            (12)
                                          -----           ----         ---             ---
Net change                                   19             34          53             127
                                          -----           ----         ---             ---
Retail Class
Shares sold                                 259            314         439             353
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                  -              -           -              64
                                          -----           ----         ---             ---
                                            259            314         439             417
Shares redeemed                             (50)           (86)        (56)            (75)
                                          -----           ----         ---             ---
Net change                                  209            228         383             342
                                          -----           ----         ---             ---
Total net increase (decrease) in
 Fund shares                              1,367           (299)        439             541
                                          =====           ====         ===             ===

                                        International Blend Fund       Core Plus Bond Fund
                                      ---------------------------- ---------------------------
                                       For the Six   For the Year   For the Six   For the Year
                                          Months         Ended         Months        Ended
                                          Ended      December 31,      Ended      December 31,
                                         June 30,        2001         June 30,        2001
                                           2002        (Audited)        2002       (Audited)
-----------------------------------------------------------------------------------------------
CAPITAL SHARES TRANSACTED:
Institutional Class
Shares sold                                  4              -          254              (A)
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                 -              5          279             991
                                           ---            ---          ---           -----
                                             4              5          533             991
Shares redeemed                              -              -            -              (A)
                                           ---            ---          ---           -----
Net change                                   4              5          533             991
                                           ---            ---          ---           -----
Premier Class
Shares sold                                 45            111           15              32
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                 -              5            1               4
                                           ---            ---          ---           -----
                                            45            116           16              36
Shares redeemed                            (21)           (12)          (5)             (2)
                                           ---            ---          ---           -----
Net change                                  24            104           11              34
                                           ---            ---          ---           -----
Retail Class
Shares sold                                 46             80           29              62
Shares issued to shareholders in
 connection with the reinvestment of
 dividends and distributions                 -              1            2               6
                                           ---            ---          ---           -----
                                            46             81           31              68
Shares redeemed                            (16)           (26)         (22)            (29)
                                           ---            ---          ---           -----
Net change                                  30             55            9              39
                                           ---            ---          ---           -----
Total net increase (decrease) in
 Fund shares                                58            164          553           1,064
                                           ===            ===          ===           =====

(A) Less than 1.

CIGNA Funds Group (Unaudited)

Trustees
Richard H. Forde
Managing Director, CIGNA
Retirement & Investment
Services, Inc. and
TimesSquare Capital
Management, Inc.

Russell H. Jones
Vice President and Treasurer,
Kaman Corporation

Paul J. McDonald
Special Advisor to the Board of
Directors, Friendly Ice Cream
Corporation

Marnie Wagstaff Mueller
Diocesan Consultant, Episcopal
Diocese of Connecticut;
Visiting Professor of Health
Economics, Wesleyan University

Officers
Richard H. Forde
Chairman of the Board
and President

Alfred A. Bingham III
Vice President and Treasurer

Jeffrey S. Winer
Vice President and Secretary

--------------------------------------------------------------------------------
CIGNA Funds Group Funds are open-end, diversified management investment companies. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103. The Funds are distributed by
CIGNA Financial Services, Inc., P.O. Box 150476, Hartford, Connecticut 06115-0476 (Telephone: 1.888.CIGNA.FS or 1.888.244.6237).
--------------------------------------------------------------------------------


62
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